UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR
                                   ----------

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


                 Investment Company Act file number: 811-06373
                                    ---------

                             Sit Mutual Funds, Inc.
               (Exact name of registrant as specified in charter)

                                 3300 IDS Center
                             80 South Eighth Street
                              Minneapolis, MN 55402
                    (Address of principal executive offices)

                         Paul E. Rasmussen, VP Treasurer
                             Sit Mutual Funds, Inc.
                                 3300 IDS Center
                             80 South Eighth Street
                              Minneapolis, MN 55402
                     (Name and address of agent for service)

                                    Copy to:
                                Mike Radmer, Esq.
                                Dorsey & Whitney
                                   Suite 1500
                              50 South Sixth Street
                           Minneapolis, MN 55402-1498

               Registrant's telephone number, including area code:
                                 (612) 334-5888


Date of fiscal year end:   June 30, 2004

Date of reporting period:  June 30, 2004

Item 1:   Reports to Stockholders

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR
                                   ----------

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


                 Investment Company Act file number: 811-03343
                                    ---------

                         Sit Large Cap Growth Fund, Inc.
               (Exact name of registrant as specified in charter)

                                 3300 IDS Center
                             80 South Eighth Street
                              Minneapolis, MN 55402
                    (Address of principal executive offices)

                         Paul E. Rasmussen, VP Treasurer
                             Sit Mutual Funds, Inc.
                                 3300 IDS Center
                             80 South Eighth Street
                              Minneapolis, MN 55402
                     (Name and address of agent for service)

                                    Copy to:
                                Mike Radmer, Esq.
                                Dorsey & Whitney
                                   Suite 1500
                              50 South Sixth Street
                           Minneapolis, MN 55402-1498

               Registrant's telephone number, including area code:
                                 (612) 334-5888


Date of fiscal year end:   June 30, 2004

Date of reporting period:  June 30, 2004

Item 1:   Reports to Stockholders

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR
                                   ----------

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


                 Investment Company Act file number: 811-03342
                                    ---------

                          Sit Mid Cap Growth Fund, Inc.
               (Exact name of registrant as specified in charter)

                                 3300 IDS Center
                             80 South Eighth Street
                              Minneapolis, Mn 55402
                    (Address of principal executive offices)

                         Paul E. Rasmussen, VP Treasurer
                             Sit Mutual Funds, Inc.
                                 3300 IDS Center
                             80 South Eighth Street
                              Minneapolis, Mn 55402
                     (Name and address of agent for service)

                                    Copy to:
                                Mike Radmer, Esq.
                                Dorsey & Whitney
                                   Suite 1500
                              50 South Sixth Street
                           Minneapolis, MN 55402-1498

               Registrant's telephone number, including area code:
                                 (612) 334-5888


Date of fiscal year end:   June 30, 2004

Date of reporting period:  June 30, 2004

Item 1:   Reports to Stockholders

                                SIT MUTUAL FUNDS
                                   STOCK FUNDS
                                  ANNUAL REPORT

                            YEAR ENDED JUNE 30, 2004


                           A FAMILY OF NO-LOAD FUNDS
                           -------------------------

                                  BALANCED FUND
                              DIVIDEND GROWTH FUND
                             LARGE CAP GROWTH FUND
                              MID CAP GROWTH FUND
                           INTERNATIONAL GROWTH FUND
                             SMALL CAP GROWTH FUND
                       SCIENCE AND TECHNOLOGY GROWTH FUND
                         DEVELOPING MARKETS GROWTH FUND




                        [LOGO] SIT INVESTMENT ASSOCIATES
                               -------------------------
                                   SIT MUTUAL FUNDS

                        S I T    M U T U A L    F U N D S
                            STOCK FUNDS ANNUAL REPORT
                                TABLE OF CONTENTS
                                                                         PAGE
Chairman's Letter                                                         2

Performance Summary and Stock Funds Market Review                         4

Average Annual Total Returns                                              6

FUND REVIEWS AND PORTFOLIOS OF INVESTMENTS
         Balanced Fund                                                    8

         Dividend Growth Fund                                            14

         Large Cap Growth Fund                                           18

         Mid Cap Growth Fund                                             22

         International Growth Fund                                       26

         Small Cap Growth Fund                                           30

         Science and Technology Growth Fund                              34

         Developing Markets Growth Fund                                  38

Notes to Portfolios of Investments                                       42

Statements of Assets and Liabilities                                     44

Statements of Operations                                                 46

Statements of Changes in Net Assets                                      48

Notes to Financial Statements                                            52

Financial Highlights                                                     58

Report of Independent Registered Public Accounting Firm                  66

Information About Directors and Officers                                 67

Federal Tax Information                                                  70

Proxy Voting Policies and Procedures, Voting Record                      71

A Look at Sit Mutual Funds                                               72

SIT MUTUAL FUNDS
ONE YEAR ENDED JUNE 30, 2004
--------------------------------------------------------------------------------
CHAIRMAN'S LETTER


Dear Fellow Shareholders:

Although global equity markets are at significantly higher levels compared to this time last year, several headwinds have emerged in recent months that have served to limit gains thus far in 2004. We remain particularly optimistic on the outlook for growth stocks, as attractive valuations and the prospect of improving relative earnings growth support our positive outlook for the year ahead.

ECONOMIC OVERVIEW
The improvements in the U.S. economy that began in 2003 have proven to be sustainable thus far in 2004. Gross Domestic Product (GDP) increased +3.9% in the first quarter of 2004, driven by steady consumer spending and a continued recovery in business investment. Recent trends, though, point to a somewhat slower pace of growth in the second quarter of 2004, as data on consumer spending and the June labor report were both below consensus expectations. We do not believe, however, that the consumer sector is on the verge of a major downturn. Both key measures of consumer confidence (University of Michigan, Conference Board) were up strongly in June and, while the significant job growth took a pause in June, it remains on a clear uptrend, as 1.5 million jobs have been created over the past ten months. In addition to the underlying health of the consumer, virtually all signs point to ongoing improvement in the industrial economy, with statistics measuring industrial production continuing to post year-over-year gains, and the Institute for Supply Management's manufacturing Index still hovering near its recent highs. In short, it is our view that the economy continues on a path of sustained recovery, and we believe our estimate for GDP growth of approximately +4.0% in 2004 is achievable.

On the list of key items we monitor, inflation is emerging as a potential concern. Based on evidence accumulating from a wide variety of pricing series, inflation appears to be accelerating beyond our expectations at the beginning of the year. The Consumer Price Index has risen steadily over the past several months, with the latest report for June showing a gain of +3.3% year-over-year. Energy and food prices have been the key culprits behind recent increases, however our analysis points to a broadening of inflation pressures beyond these two key areas. Although all signals from the Federal Reserve point to their desire to increase federal funds rate at a measured pace (which began with a 25 basis point increase on June 30th), this gradual approach is only realistic if inflation measures do not accelerate unexpectedly from here.

While the outcome of the presidential election remains a "jump ball" at the moment, the impact on the country's fiscal policy and direction is hard to gauge. Regardless, it is difficult to be optimistic about the direction of the federal deficit. A key goal of President Bush is to make permanent the tax cut measures passed over the last three years. This, all else equal, would add to deficit concerns. Senator Kerry's economic agenda includes selective increases in income taxes, along with potentially costly initiatives to subsidize employer-provided insurance, expansion of Medicaid to pay for uncovered children, and provision of tax credits for small businesses' health insurance coverage. In short, while the strong economy is currently resulting in a modest improvement in the budget deficit, the intermediate- to longer-term outlook appears destined to stagnate or potentially worsen under the burden of expanded programs or constrained receipts.

EQUITY STRATEGY SUMMARY
While the first six months of 2004 have given way to a more challenging equity market compared to 2003, we believe that equities remain attractively priced based on our expectations for sustained earnings growth over the intermediate term.

Stocks have recently struggled to gain ground as investors have been confronted by a number of uncertainties over the past several months, including the extent of interest rate increases, decelerating earnings growth for the broader mar-ket, the transfer of power in Iraq, higher energy prices, and the outcome of the upcoming presidential election. While it is difficult to gauge precisely the longer-term direction of each of these concerns, history has consistently shown that buying opportunities emerge as markets eventually discount the risks associated with such uncertainties. Although the market is not truly "cheap" based on most valuation metrics, we believe that there continue to be many opportunities in selected stocks and industry groups that have strong fundamentals and reasonable valuations, therefore suggesting long-term appreciation potential.

Importantly, we believe that economic and market conditions are quite supportive for improving relative performance for growth stocks. In an environment of decelerating earnings momentum and modestly contracting valuations for stocks (due to rising interest rates), we believe that investors will be increasingly focused on identifying the companies and sectors that are likely to post strong and consistent earnings gains, particularly as the current economic recovery matures. In this regard, we believe that it is appropriate to maintain a substantial sector weight in the technology and healthcare related sectors, given the favorable cyclical and secular growth prospects in both areas. At the same time, since the capital spending cycle appears to be in the early innings and consumer incomes are rising, portfolios remain well diversified as growth opportunities have emerged in a broad range of industry sectors (i.e., capital goods, retail, transportation etc.) outside of traditional growth groups. In addition, each cycle offers unique opportunities. For example, we believe that the outlook for the energy sector is stronger than any time in the past twenty years. Rising global demand, particularly from China, significant under-capacity in production and refining, and high barriers to entry offer the sector unusual growth opportunities. Conversely, we have taken steps to reduce our exposure to the financial sector, given the interest rate sensitivity of many key businesses, until the impact of the current interest rate upcycle has more fully played out.

Most international markets have been weighed down by some of the same factors influencing the U.S. A key issue that we are monitoring relates to the Chinese economy and policymakers' ability to engineer a moderate slowdown from the torrid pace of the past few quarters. Asia remains our preferred region, and we have recently increased the weight in Japan as economic conditions continue to improve. Sluggish economic growth in Europe has led us to maintain an underweighted position in the region. We have increased our weightings in Canada significantly, largely based on our positive view on energy.

Our research team remains dedicated to identifying the strongest growth opportunities around the world, with the goal of helping your investment grow now and in the future.

With best wishes,

/s/ Eugene C. Sit

Eugene C. Sit, CFA
Chairman and Chief Investment Officer

SIT MUTUAL FUNDS
ONE YEAR ENDED JUNE 30, 2004
--------------------------------------------------------------------------------
PERFORMANCE SUMMARY AND STOCK FUNDS MARKET REVIEW


     Domestic equity returns posted broad-based gains over the past twelve months, as every major index we monitor posted double-digit gains during the period.

     Small and mid-capitalization stocks once again posted strong returns in both absolute terms and relative to larger issues. Over the past twelve months, the S&P MidCap 400 Index and the Russell 2000 Index rose +28.0% and +33.4%, respectively, while the S&P 500 Index gained +19.1%. With uncertainty weighing on the market more recently, however, large capitalization stocks outperformed smaller issues in the most recent quarter, reversing the trend of prior quarters. Although both growth and value indices were up sharply over the past twelve months, value stocks edged growth issues in each capitalization style. For example, the Russell 1000 Value Index increased +21.1%, outperforming the Russell 1000 Growth Index return of +17.9%.

     In reviewing sector performance for the past year, the overriding theme was that sectors most tied to the improving industrial economy outperformed the less economically sensitive groups. Within the S&P 500 Index, the strongest sectors included consumer durables, energy minerals, producer manufacturing, electronic technology and non-energy minerals. We estimate that each of these sectors gained +25.0% or more. The relatively weaker groups included less cyclical areas such as health technology, consumer services and communications. The strong performance of the technology sector was the primary factor driving the NASDAQ OTC Composite, which gained +26.2%.

     Despite achieving strong absolute returns over the past year, the broad U.S. stock market fared relatively poorly in international comparisons, largely due to the weakness of the U.S. dollar. The MSCI World Index gained +24.0%, with the U.S. component up only +18.1%. The MSCI Europe Index increased +28.9% over the period. The MSCI Pacific Index rose +41.1%, led by the Japan component (+46.2%).

                          TOTAL RETURN - CALENDAR YEAR

                                          1992       1993       1994
                                        -------    -------    -------
SIT BALANCED                                --         --     -0.33%
--------------------------------------------------------------------------------
SIT DIVIDEND GROWTH FUND
--------------------------------------------------------------------------------
SIT LARGE CAP GROWTH                      4.94%      3.15%      2.83
--------------------------------------------------------------------------------
SIT MID CAP GROWTH(1)                    -2.14       8.55      -0.47
--------------------------------------------------------------------------------
SIT INTERNATIONAL GROWTH(2)               2.69      48.37      -2.99
--------------------------------------------------------------------------------
SIT SMALL CAP GROWTH(1)                     --         --      11.57(4)
--------------------------------------------------------------------------------
SIT SCIENCE AND TECHNOLOGY GROWTH(3)        --         --         --
--------------------------------------------------------------------------------
SIT DEVELOPING MARKETS GROWTH(2)            --         --    -2.02(4)
--------------------------------------------------------------------------------
S&P 500 INDEX                             7.64      10.07       1.32
S&P MIDCAP 400 INDEX                     11.92      13.95      -3.60
MSCI EAFE INDEX                         -12.17      32.56       7.78
RUSSELL 2000 INDEX                          --         --       4.61
MSCI EMERGING MARKETS INDEX                 --         --       2.80



                                                   NASDAQ
                                                   SYMBOL      INCEPTION

SIT BALANCED                                       SIBAX              12/31/93
--------------------------------------------------------------------------------
DIVIDEND GROWTH FUND                               SDVGX              12/31/03
--------------------------------------------------------------------------------
SIT LARGE CAP GROWTH                               SNIGX              09/02/82
--------------------------------------------------------------------------------
SIT MID CAP GROWTH                                 NBNGX              09/02/82
--------------------------------------------------------------------------------
SIT INTERNATIONAL GROWTH                           SNGRX              11/01/91
--------------------------------------------------------------------------------
SIT SMALL CAP GROWTH                               SSMGX              07/01/94
--------------------------------------------------------------------------------
SIT SCIENCE AND TECHNOLOGY GROWTH                  SISTX              12/31/97
--------------------------------------------------------------------------------
SIT DEVELOPING MARKETS GROWTH                      SDMGX              07/01/94
--------------------------------------------------------------------------------
S&P 500 INDEX(5)
S&P MIDCAP 400 INDEX(5)
MSCI EAFE INDEX (6)
RUSSELL 2000 INDEX (7)
MSCI EMERGING MARKETS INDEX (8)
--------------------------------------------------------------------------------

(1) STOCKS OF SMALL- AND MID-SIZED COMPANIES MAY BE SUBJECT TO MORE ABRUPT OR ERRATIC MARKET MOVEMENTS THAN STOCKS OF LARGER, MORE ESTABLISHED COMPANIES.

(2) INTERNATIONAL INVESTING HAS SPECIAL RISKS, SUCH AS CURRENCY EXCHANGE FLUCTUATIONS, HIGH VOLITILITY, ILLIQUIDITY AND THE POSSIBILITY OF POLITICAL INSTABILITY.

(3) SINCE THE FUND FOCUSES ITS INVESTMENT ON COMPANIES INVOLVED IN THE TECHNOLOGY SECTOR, AN INVESTMENT IN THE FUND MAY INVOLVE A GREATER DEGREE OF RISK THAN AN INVESTMENT IN OTHER MUTUAL FUNDS WITH GREATER DIVERSIFICATION.

(4)  PERIOD FROM FUND INCEPTION THROUGH CALENDAR YEAR-END.

                                  TOTAL RETURN - CALENDAR YEAR                                      YTD
  1995       1996       1997       1998       1999       2000     2001      2002       2003        2004
--------------------------------------------------------------------------------------------------------
  25.43%     15.80%     21.73%     21.30%     20.15%    -4.80%   -12.99%   -18.59%     19.20%      3.49%
--------------------------------------------------------------------------------------------------------
     --         --         --         --         --         --        --        --        --       1.75
--------------------------------------------------------------------------------------------------------
  31.66      23.05      31.70      30.56      33.41     -13.84    -27.70    -30.58     26.34       5.79
--------------------------------------------------------------------------------------------------------
  33.64      21.87      17.70       6.84      70.65      -4.35    -33.39    -34.64     38.51       8.14
--------------------------------------------------------------------------------------------------------
   9.36      10.31       4.81      18.95      50.77     -26.66    -33.26    -29.84     28.70       0.36
--------------------------------------------------------------------------------------------------------
  52.16      14.97       7.63       1.97     108.63       6.25    -28.19    -26.22     34.57       1.04
--------------------------------------------------------------------------------------------------------
     --         --         --      38.40      85.98      -6.55    -47.78    -44.45     40.09       5.81
--------------------------------------------------------------------------------------------------------
  -4.29      17.27      -5.20     -24.93      82.50     -30.18    -12.01    -18.37     45.96      -4.17
--------------------------------------------------------------------------------------------------------
  37.58      22.96      33.36      28.58      21.04      -9.11    -11.88    -22.10     28.68       3.44
  30.94      19.19      32.29      19.11      14.72      17.50     -0.61    -14.52     35.62       6.09
  11.21       6.05       1.78      20.00      26.96     -14.17    -21.44    -15.94     38.59       4.56
  28.45      16.49      22.36      -2.54      21.26      -3.02      2.49    -20.48     47.25       6.76
  -6.94       3.92     -13.40     -27.52      63.70     -31.80     -4.91     -7.97     51.59      -2.39


                                                AVERAGE ANNUAL TOTAL RETURNS FOR THE
        TOTAL RETURN                                PERIODS ENDED JUNE 30, 2004
   QUARTER         SIX MONTHS                                                             SINCE
ENDED 6/30/04   ENDED 6/30/04      1 YEAR          3 YEARS    5 YEARS      10 YEARS     INCEPTION
    0.05%           3.49%           12.53%          -1.08%     -1.04%        8.39%        7.49%
-----------------------------------------------------------------------------------------------
    0.25            1.75               --              --         --           --         1.75*
-----------------------------------------------------------------------------------------------
    1.43            5.79            18.81           -6.09      -6.63         8.69        11.14
-----------------------------------------------------------------------------------------------
    1.89            8.14            26.92           -5.46      -1.08         9.50        13.69
-----------------------------------------------------------------------------------------------
   -2.85            0.36            20.63           -8.13      -8.05         0.27         3.51
-----------------------------------------------------------------------------------------------
   -2.01            1.04            16.87           -4.40       7.07           --        13.08
-----------------------------------------------------------------------------------------------
    2.98            5.81            24.47          -12.99      -7.45           --         0.52
-----------------------------------------------------------------------------------------------
   -9.10           -4.17            22.48            2.75      -0.07           --         0.02
-----------------------------------------------------------------------------------------------
    1.72            3.44            19.11           -0.70      -2.21         11.83       13.92
    0.97            6.09            27.98            6.58       9.05         15.47       16.55
    0.22            4.56            32.37            3.87       0.06          4.06        5.15
    0.47            6.76            33.37            6.24       6.63            --       10.89
  -10.34           -2.39            29.91           10.21       0.87            --       -1.03


(5)   FIGURES ASSUME AN INCEPTION DATE OF 09/02/82.
(6)   FIGURES ASSUME AN INCEPTION DATE OF 10/31/91.
(7)   FIGURES ASSUME AN INCEPTION DATE OF 07/01/94.
(8)   FIGURES ASSUME AN INCEPTION DATE OF 06/30/94.

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS.

(*)  FUND'S INCEPTION DATE WAS DECEMBER 31, 2003.

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003

The tables on this page and the next page show the Funds' average annual total returns (before and after taxes) and the change in value of a broad-based market index over various periods ended December 31, 2003. The index information is intended to permit you to compare each Fund's performance to a broad measure of market performance. The after-tax returns are intended to show the impact of federal income taxes on an investment in a Fund. The highest individual federal marginal income tax rate in effect during the specified period are assumed, and the state and local tax impact is not reflected.

A Fund's "Return After Taxes on Distributions" shows the effect of taxable distributions (dividends and capital gain distributions), but assumes that you still hold the fund shares at the end of the period and so do not have any taxable gain or loss on your investment in the Fund.

A Fund's "Return After Taxes on Distributions and Sale of Fund Shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

The Funds' past performance, before and after taxes, is not an indication of how the Funds will perform in the future. Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account). Indices reflect no deduction for fees, expenses, or taxes.


-------------------------------------------------------------------------------------------------------
SIT BALANCED FUND                                           1 YEAR          5 YEARS          10 YEARS
Return Before Taxes                                          19.2%           -0.7%             7.5%
Return After Taxes on Distributions                          18.6%           -1.8%             6.1%
Return After Taxes on Distributions and Sale of Fund Shares  16.0%           -1.1%             5.8%
Lehman Aggregate Bond Index                                   4.1%            6.6%             7.0%
S&P 500 Index                                                28.7%           -0.6%            11.1%
-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
SIT LARGE CAP GROWTH FUND                                    1 YEAR         5 YEARS          10 YEARS
Return Before Taxes                                          26.3%           -6.1%             7.6%
Return After Taxes on Distributions                          26.3%           -6.7%             6.3%
Return After Taxes on Distributions and Sale of Fund Shares  22.4%           -5.0%             6.3%
S&P 500 Index                                                28.7%           -0.6%            11.1%
-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
SIT MID CAP GROWTH FUND                                      1 YEAR        5 YEARS           10 YEARS
Return Before Taxes                                          38.5%           -0.3%             7.2%
Return After Taxes on Distributions                          38.5%           -1.4%             4.9%
Return After Taxes on Distributions and Sale of Fund Shares  32.7%           -0.1%             5.6%
S&P MidCap 400 Index                                         35.6%            9.2%            13.9%
-------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------
SIT INTERNATIONAL GROWTH FUND                                       1 YEAR          5 YEARS        10 YEARS
Return Before Taxes                                                  28.7%           -7.8%          -0.3%
Return After Taxes on Distributions                                  28.6%           -8.2%          -1.0%
Return After Taxes on Distributions and Sale of Fund Shares          24.4%           -6.4%          -0.4%
MSCI EAFE Index                                                      38.6%           -0.1%           4.5%
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
SIT SMALL CAP GROWTH FUND                                           1 YEAR          5 YEARS    SINCE INCEPTION*
Return Before Taxes                                                  34.6%           9.6%           13.7%
Return After Taxes on Distributions                                  34.6%           9.5%           12.9%
Return After Taxes on Distributions and Sale of Fund Shares          29.4%           8.4%           11.9%
Russell 2000 Index                                                   47.3%           7.1%           10.7%
------------------------------------------------------------------------------------------------------------
*Inception date 7/1/94.

------------------------------------------------------------------------------------------------------------
SIT SCIENCE AND TECHNOLOGY GROWTH FUND                              1 YEAR          5 YEARS    SINCE INCEPTION*
Return Before Taxes                                                  40.1%           -6.7%          -0.4%
Return After Taxes on Distributions                                  40.1%           -6.8%          -0.5%
Return After Taxes on Distributions and Sale of Fund Shares          34.1%           -5.5%          -0.2%
S&P 500 Index                                                        28.7%           -0.6%          3.8%
------------------------------------------------------------------------------------------------------------
*Inception date 12/31/97.

------------------------------------------------------------------------------------------------------------
SIT DEVELOPING MARKETS GROWTH FUND                                  1 YEAR          5 YEARS    SINCE INCEPTION*
Return Before Taxes                                                  46.0%           6.0%           0.5%
Return After Taxes on Distributions                                  45.8%           5.9%           0.4%
Return After Taxes on Distributions and Sale of Fund Shares          39.1%           5.2%           0.4%
MSCI Emerging Markets Free Index                                     51.6%           8.2%          -0.8%
------------------------------------------------------------------------------------------------------------
*Inception date 7/1/94.

NOTES:
(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact on state and local taxes.
(2) Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(3)  Indices reflect no deduction for fees, expenses, or taxes.

SIT BALANCED FUND
ONE YEAR ENDED JUNE 30, 2004
--------------------------------------------------------------------------------
PETER L. MITCHELSON, CFA, SENIOR PORTFOLIO MANAGER
BRYCE A. DOTY, CFA, SENIOR PORTFOLIO MANAGER

   The Sit Balanced Fund's twelve-month return was +12.53%, largely reflecting strong equity markets during the second half of 2003. The S&P 500 Index return was +19.11% over the period, while the Lehman Aggregate Bond Index increased +0.32%.
   The strong rebound in the U.S. economy was the key factor driving equity markets higher over the last twelve months. While we remain positive on the outlook for stocks, it is clear that the tailwinds helping equities - particularly low interest rates and accelerating earnings - are now reversing. While this may limit the upside potential for equities over the intermediate term, we believe that the prospects for strong relative performance for growth stocks are enhanced in this environment. Strong relative earnings gains from growth stocks stand out as earnings for the broad market decelerate, which have historically led to the growth style outperforming value in similar periods. Our current sector allocations reflect this focus on earnings growth, with the most heavily-weighted sectors being electronic technology, health technology and technology services.
   We continue to maintain a relatively defensive stance in the fixed income portion of the Fund. While interest rates have stayed low for longer than many had predicted, we believe that the tide has turned over the past several months, largely due to signs of higher inflation and a strong uptick in the labor market. The Federal Reserve acknowledged the changing environment by increasing the target federal funds rate by 25 basis points to 1.25% on June 30th. Our strategy for "playing defense" in this setting includes a focus on securities that provide high levels of income and maintaining a relatively short duration.
   Based on the stronger return potential for equities, we believe it remains prudent to maintain an above average allocation to stocks. As of June 30th, the asset allocation of the Fund was 65% equities, 32% fixed-income, and 3% cash. We will continue to emphasize high quality securities in each asset class within the Fund, and we appreciate shareholders' continued interest.

--------------------------------------------------------------------------------
                        INVESTMENT OBJECTIVE AND STRATEGY
--------------------------------------------------------------------------------
     The Sit Balanced Fund's dual objectives are to seek long-term growth of capital consistent with the preservation of principal and to provide regular income. It pursues its objectives by investing in a diversified portfolio of stocks and bonds. The Fund may emphasize either equity securities or fixed-income securities, or hold equal amounts of each, dependent upon the Adviser's analysis of market, financial and economic conditions.

     The Fund's permissible investment allocation is: 35-65% in equity securities and 35-65% in fixed-income securities. At all times at least 25% of the fixed-income assets will be invested in fixed-income senior securities.


--------------------------------------------------------------------------------
                                PORTFOLIO SUMMARY
--------------------------------------------------------------------------------
                      Net Asset Value   6/30/04:   $13.80 PerShare
                                        6/30/03:   $12.47 PerShare
                              Total Net Assets:    $12.4 Million



--------------------------------------------------------------------------------
                               PORTFOLIO STRUCTURE
                             (% OF TOTAL NET ASSETS)
--------------------------------------------------------------------------------
                                Cash & Other Net
                                     Assets
                                      2.9%

                                      Bonds
                                      31.7%

                                    Equities
                                      65.4%

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------------------
                       SIT                          LEHMAN
                       BALANCED       S&P           AGGREGATE
                       FUND           500 INDEX     BOND INDEX
                       ----           ---------     ----------
3 Month**              0.05%          1.72%         -2.44%
6 Month**              3.49           3.44           0.15
1 Year                12.53          19.11           0.32
5 Years               -1.04          -2.21           6.95
10 Years               8.39          11.83           7.39
Inception              7.49          10.86           6.62
(12/31/93)

--------------------------------------------------------------------------------
                           CUMULATIVE TOTAL RETURNS*
--------------------------------------------------------------------------------
                       SIT                          LEHMAN
                       BALANCED       S&P           AGGREGATE
                       FUND           500 INDEX     BOND INDEX
                       ----           ---------     ----------
1 Year                  12.53%         19.11%         0.32%
5 Years                 -5.09         -10.55         39.93
10 Years               123.86         205.80        103.94
Inception              113.64         195.44         96.05
(12/31/93)

*AS OF 6/30/04                                      **NOT ANNUALIZED.

--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN AGGREGATE BOND INDEX AND THE S&P 500 INDEX. LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


--------------------------------------------------------------------------------
                                GROWTH OF $10,000
--------------------------------------------------------------------------------
The sum of $10,000 invested at inception (12/31/93) and held until 6/30/04 would have grown to $21,364 in the Fund, $19,605 in the Lehman Aggregate Bond Index or $29,544 in the S&P 500 Index assuming reinvestment of all dividends and capital gains.

                 TOP HOLDINGS
Stocks  *        Citigroup, Inc.
        *        Target Corp.
        *        Cisco Systems, Inc.
        *        Microsoft Corp.
        *        Pfizer, Inc.
Bonds   *        Northwest Airlines Corp., 8.07%, 10/1/19
        *        American Strategic Income Portfolio II
        *        Prologis Trust, 7.625%, 7/1/17
        *        FNMA, 7.00%, 10/1/11
        *        GNMA, 7.00%, 7/15/23
                     Total Number of Holdings: 126
                                                                               9

SIT BALANCED FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - JUNE 30, 2004


--------------------------------------------------------------------------------
QUANTITY        Name of Issuer                                MARKET VALUE($)(1)
--------------------------------------------------------------------------------
COMMON STOCKS (65.4%) (2)

   COMMERCIAL SERVICES (0.6%)
         1,000  Omnicom Group, Inc.                                       75,890
                                                                   -------------

   COMMUNICATIONS (2.7%)
         4,300  Nextel Communications, Inc. (3)                          114,638
         3,900  Sprint Corp. - FON Group                                  68,640
         6,900  Vodafone Group, A.D.R.                                   152,490
                                                                   -------------
                                                                         335,768
                                                                   -------------
   CONSUMER DURABLES (0.9%)
         2,000  Electronic Arts, Inc. (3)                                109,100
                                                                   -------------

   CONSUMER NON-DURABLES (2.9%)
         3,700  PepsiCo, Inc.                                            199,356
         3,000  The Procter & Gamble Co.                                 163,320
                                                                   -------------
                                                                         362,676
                                                                   -------------
   CONSUMER SERVICES (3.9%)
         2,600  Comcast Corp. (3)                                         72,878
         1,500  Harrah's Entertainment, Inc.                              81,150
         3,400  International Game Technology                            131,240
         5,360  Liberty Media Group (3)                                   48,186
           500  Royal Caribbean Cruises, Ltd.                             21,705
         2,300  Time Warner, Inc. (3)                                     40,434
         2,500  Viacom, Inc.                                              89,300
                                                                   -------------
                                                                         484,893
                                                                   -------------
   ELECTRONIC TECHNOLOGY (10.1%)
         4,200  Analog Devices, Inc.                                     197,736
         5,100  Applied Materials, Inc. (3)                              100,062
        10,600  Cisco Systems, Inc. (3)                                  251,220
         3,600  Dell Computer Corp. (3)                                  128,952
         6,700  EMC Corp. (3)                                             76,380
         6,000  Intel Corp.                                              165,600
         3,000  Jabil Circuit, Inc. (3)                                   75,540
         2,800  Juniper Networks, Inc. (3)                                68,796
         4,600  Nokia Corp., A.D.R.                                       66,884
         1,800  Qualcomm, Inc.                                           131,364
                                                                   -------------
                                                                       1,262,534
                                                                   -------------
   ENERGY MINERALS (5.0%)
         1,300  ConocoPhillips Co.                                        99,177
         1,200  Murphy Oil Corp.                                          88,440
         2,300  Occidental Petroleum Corp.                               111,343
         4,000  Suncor Energy, Inc.                                      102,440
         1,800  Valero Energy Corp.                                      132,768
         2,800  XTO Energy, Inc.                                          83,412
                                                                   -------------
                                                                         617,580
                                                                   -------------

--------------------------------------------------------------------------------
QUANTITY        Name of Issuer                                MARKET VALUE($)(1)
--------------------------------------------------------------------------------
   FINANCE (6.6%)
         2,321  American International Group, Inc.                       165,441
         6,166  Citigroup, Inc.                                          286,719
         2,300  Franklin Resources, Inc.                                 115,184
         1,300  Goldman Sachs Group, Inc.                                122,408
         2,300  Wells Fargo Co.                                          131,629
                                                                   -------------
                                                                         821,381
                                                                   -------------
   HEALTH SERVICES (1.6%)
         3,200  UnitedHealth Group, Inc.                                 199,200
                                                                   -------------

   HEALTH TECHNOLOGY (10.0%)
         3,300  Amgen, Inc. (3)                                          180,081
         2,500  Boston Scientific Corp. (3)                              107,000
         6,300  Elan Corp., A.D.R. (3)                                   155,862
         1,800  Eli Lilly and Co.                                        125,838
         1,900  Genentech, Inc. (3)                                      106,780
         1,400  Gilead Sciences, Inc. (3)                                 93,800
         1,600  Johnson & Johnson                                         89,120
         1,300  Medtronic, Inc.                                           63,336
         6,755  Pfizer, Inc.                                             231,561
         1,300  Teva Pharmaceutical, Ltd., A.D.R.                         87,477
                                                                   -------------
                                                                       1,240,855
                                                                   -------------
   INDUSTRIAL SERVICES (0.8%)
         1,600  Schlumberger Ltd.                                        101,616
                                                                   -------------

   PRODUCER MANUFACTURING (6.3%)
         1,400  Caterpillar, Inc.                                        111,216
         2,800  Danaher Corp.                                            145,180
           800  Eaton Corp.                                               51,792
         6,700  General Electric Co.                                     217,080
         1,600  ITT Industries, Inc.                                     132,800
         1,400  3M Co.                                                   126,014
                                                                   -------------
                                                                         784,082
                                                                   -------------
   RETAIL TRADE (5.8%)
         2,500  Best Buy Co., Inc.                                       126,850
           500  eBay, Inc. (3)                                            45,975
         2,400  J.C. Penney Co., Inc.                                     90,624
         3,800  Lowe's Companies, Inc.                                   199,690
         6,200  Target Corp.                                             263,314
                                                                   -------------
                                                                         726,453
                                                                   -------------
   TECHNOLOGY SERVICES (7.5%)
         1,300  Adobe Systems, Inc.                                       60,450
         3,100  Check Point Software Technology (3)                       83,669
         2,200  First Data Corp.                                          97,944
         8,600  Microsoft Corp.                                          245,616
         2,100  SAP AG                                                    87,801
         2,700  Symantec Corp. (3)                                       118,206
         3,600  Veritas Software Corp. (3)                                99,720
         3,700  Yahoo!, Inc. (3)                                         134,421
                                                                   -------------
                                                                         927,827
                                                                   -------------

--------------------------------------------------------------------------------
QUANTITY/PAR($) Name of Issuer                                MARKET VALUE($)(1)
--------------------------------------------------------------------------------
   TRANSPORTATION (0.7%)
         1,200  United Parcel Service, Inc.                               90,204
                                                                   -------------

Total common stocks                                                    8,140,059
(cost: $7,311,296)                                                 -------------

BONDS (28.5%) (2)

   ASSET-BACKED SECURITIES (3.8%)
       117,444  Advanta Mortgage Loan Trust,
                  1999-3 A4, 7.75%, 10/25/26                             122,745
        75,663  Conseco Mfg. Housing
                  Series 2002, 6.03%, 3/1/33                              76,177
                Green Tree Financial Corp.:
        11,981    1995-5, 7.25%, 9/15/26                                  12,490
       117,554    1999-4, 6.97%, 5/1/31                                  121,708
        84,924  Green Tree Home Equity Loan Trust,
                  1999-D A5, 7.88%, 9/15/30                               86,293
        50,000  Origen Mfg. Housing
                  Series 2001A, 7.08%, 3/15/32                            51,115
                                                                   -------------
                                                                         470,528
                                                                   -------------

   COLLATERALIZED MORTGAGE OBLIGATIONS (1.5%)
                Washington Mutual Mtg. Pass-Through:
        70,719    Series 2002-S8, 5.25%, 1/25/18                          71,820
       115,180    Series 2003-MS5, 5.00%, 3/25/18                        114,554
                                                                   -------------
                                                                         186,374
                                                                   -------------
   CORPORATE BONDS (10.8%)
       100,000  Academica Charter School, 8.00%, 8/15/24                  99,065
                Continental Airlines:
        84,645    Series 2000-2 A1, 7.71%, 4/2/21                         82,438
        85,423    Series 2001-1B, 7.37%, 12/15/15                         68,293
       100,000  CSX Corp., 7.90%, 5/1/17                                 116,518
        84,000  Dow Capital BV, 8.70%, 5/15/22                            86,267
        50,000  Everest Reins. Hldgs., 8.75%, 3/15/10                     59,539
       100,000  General Motors Corp.,
                  Series 1991, 8.80%, 3/1/21                             109,612
       100,000  McDonald's Corp., 7.31%, 9/15/27                         105,505
       100,000  NB Capital Trust IV (Bank of America),
                  8.25%, 4/15/27                                         110,883
       208,230  Northwest Airlines Corp., 8.07%, 10/1/19                 222,745
       150,000  Prologis Trust, 7.625%, 7/1/17                           172,947
       100,000  Virginia Electric & Power, 8.25%, 3/1/25                 106,511
                                                                   -------------
                                                                       1,340,323
                                                                   -------------
   FEDERAL HOME LOAN MORTGAGE CORPORATION (1.6%)
        68,458  8.38%, 5/17/20                                            74,755
        87,691  8.50%, 10/1/30                                            94,883
         6,135  9.00%, 7/1/16                                              6,869
        20,528  9.00%, 7/1/16                                             22,984
                                                                   -------------
                                                                         199,491
                                                                   -------------

--------------------------------------------------------------------------------
QUANTITY/PAR($) Name of Issuer                                MARKET VALUE($)(1)
--------------------------------------------------------------------------------
   FEDERAL NATIONAL MORTGAGE ASSOCIATION (5.4%)
        23,427  7.00%, 3/1/07                                             24,148
       148,645  7.00%, 10/1/11                                           157,893
        49,166  7.50%, 6/1/32                                             53,072
        45,409  8.00%, 7/1/26                                             49,676
        46,834  8.00%, 12/1/27                                            51,355
        74,333  8.46%, 4/15/26                                            82,677
        46,866  9.00%, 6/1/27                                             52,532
        70,121  9.50%, 5/1/27                                             78,626
        19,572  9.75%, 1/15/13                                            21,538
         2,396  10.00%, 1/1/20                                             2,678
        63,696  10.00%, 7/1/26                                            71,000
        21,656  10.25%, 6/15/13                                           23,996
                                                                   -------------
                                                                         669,191
                                                                   -------------
   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (3.7%)
       136,666  7.00%, 7/15/23                                           145,948
        95,055  7.50%, 7/15/23                                           102,974
         6,806  9.00%, 6/15/11                                             7,655
        18,637  9.00%, 6/15/09                                            20,362
        28,891  9.00%, 11/15/16                                           32,437
         1,109  9.50%, 11/15/04                                            1,121
         3,565  9.50%, 7/20/05                                             3,661
         3,141  9.50%, 5/20/16                                             3,529
        63,516  9.50%, 9/15/30                                            71,595
        10,980  9.50%, 9/20/18                                            12,362
        13,593  9.50%, 2/20/19                                            15,304
         7,403  9.75%, 10/15/05                                            7,647
        29,196  10.00%, 3/20/16                                           32,433
         2,603  11.25%, 10/15/11                                           2,958
                                                                   -------------
                                                                         459,986
                                                                   -------------

   TAXABLE MUNICIPAL SECURITIES (1.0%)
        10,000  Bernalillo Multifamily. Series 1998A,
                   7.50%, 9/20/20                                         10,897
        69,000  CA Rural Home Mtg. Fin. Auth.
                  Rev. Series 2003A, 5.25%, 12/1/24                       69,388
        55,550  Tobacco Settlement Series 2001A,
                  7.67%, 5/15/16                                          52,646
                                                                   -------------
                                                                         132,931
                                                                   -------------


   U.S. GOVERNMENT SECURITIES (0.7%)
       330,000  U.S. Treasury Strip, Zero Coupon,
                  5.64% Effective Yield, 11/15/27                         88,924
                                                                   -------------


Total bonds                                                            3,547,748
(cost: $3,537,580)                                                 -------------

See accompanying notes to portfolios of investments on page 42.               11

SIT BALANCED FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - JUNE 30, 2004

--------------------------------------------------------------------------------
QUANTITY/PAR($) Name of Issuer                                MARKET VALUE($)(1)
--------------------------------------------------------------------------------
CLOSED-END MUTUAL FUNDS (3.2%) (2)
         6,009  American Select Portfolio                                 75,533
           403  American Strategic, Inc. Portfolio                         4,993
        15,470  American Strategic, Inc. Portfolio II                    196,778
        10,609  American Strategic, Inc. Portfolio III                   125,398
                                                                   -------------

    Total closed-end mutual funds                                        402,702
                                                                   -------------
    (cost: $368,185)

SHORT-TERM SECURITIES (2.3%) (2)
       283,000  Sit Money Market Fund, 0.65% (4)                         283,000
                                                                   -------------
    (cost: $283,000)

Total investments in securities
    (cost: $11,500,061) (5)                                          $12,373,509
                                                                   =============









12               See accompanying notes to portfolios of investments on page 42.

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                                                                              13

SIT DIVIDEND GROWTH FUND
PERIOD ENDED JUNE 30, 2004
--------------------------------------------------------------------------------
EQUITY MANAGEMENT TEAM

   The Sit Dividend Growth Fund posted a +1.75% return for the first six months of 2004, compared to the +3.44% return for the S&P 500 Index. The Fund's inception date was December 31, 2003.
   We are pleased to provide an update on the newest equity Fund within the Sit family of mutual funds, the Sit Dividend Growth Fund. The first six months of 2004 have given way to a more challenging equity market compared to 2003 as investors have been confronted by a number of uncertainties, including the extent of interest rate increases, decelerating earnings growth for the broader market, higher energy prices, and the outcome of the upcoming presidential election. Although these factors will likely limit the overall market's upside over the near- to intermediate-term, the uncertainty has recently led to a shift in market psychology away from high risk, high beta stocks to larger cap, higher quality stocks that tend to be emphasized in the Fund. A somewhat less robust profit outlook, combined with the exceptional balance sheets for many U.S. companies, is likely to motivate corporate management teams to return capital to shareholders through dividend increases. This encouraging trend has been witnessed in the Fund during the first six months of 2004, as over half of the companies held in the Fund have announced dividend increases, with a +13% average increase.
   While the Fund's performance for the first half of 2004 has lagged that of the S&P 500 Index, it is important to note that most of the differential was due to the impact of cash reserves, as inflows were concentrated during the market's advance in early January. In addition to this impact, the Fund's performance was also hurt by holdings in the pharmaceutical industry, as several key holdings (Bristol-Myers Squibb, Merck, Pfizer) continue to be pressured by concerns over patent expirations. On the positive side, the Fund benefited from an overweighted position in the energy sector, along with strong stock selections in utilities, transportation, and process industries.
   The key attributes of the Fund's holdings have not changed from its inception. Relative to the S&P 500 Index, the Fund has a significantly higher dividend yield than the S&P 500 Index, a lower P/E ratio and a lower projected beta. Based on valuations and the prospects for earnings and dividend growth, the Fund's key sector overweights include producer manufacturing, energy and utilities, with underweights in electronic technology and technology services.

--------------------------------------------------------------------------------
                       INVESTMENT OBJECTIVE AND STRATEGY
--------------------------------------------------------------------------------

   The objective of the Dividend Growth Fund is to provide current income that exceeds the dividend yield of the S&P 500 Index and that grows over a period of years. Secondarily, the Fund seeks long-term capital appreciation.

   The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in dividend-paying common stocks. The Fund may invest the balance of its assets in preferred stocks, convertible bonds, and U.S. Treasury securities.

--------------------------------------------------------------------------------
                                PORTFOLIO SUMMARY
--------------------------------------------------------------------------------
                  Net Asset Value  6/30/04:     $10.14 PerShare
                                   6/30/03:     n/a
                          Total Net Assets:     $6.9 Million
               Weighted Average Market Cap:     $59.6 Billion

--------------------------------------------------------------------------------
                         PORTFOLIO STRUCTURE - BY SECTOR
                             (% OF TOTAL NET ASSETS)
--------------------------------------------------------------------------------

                                      Finance         18.0
                       Producer Manufacturing         13.8
                              Energy Minerals         11.4
                        Consumer Non-Durables          9.2
                            Health Technology          9.0
                                    Utilities          6.4
                          Industrial Services          5.2
                       Sectors less than 5.0%         21.5
                                 Cash & Other
                                   Net Assets          5.5

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------------------
                      SIT
                   DIVIDEND              S&P
                 GROWTH FUND           500 INDEX
                 -----------           ---------
   3 Month**          0.25%               1.72%
   6 Month**          1.75                3.44
   1 Year             n/a                 n/a
   3 Years            n/a                 n/a
   5 Years            n/a                 n/a
   Inception          1.75**              3.44**
      (12/31/03)

--------------------------------------------------------------------------------
                            CUMULATIVE TOTAL RETURNS*
--------------------------------------------------------------------------------
                      SIT
                   DIVIDEND              S&P
                 GROWTH FUND          500 INDEX
                 -----------          ---------
   1 Year             n/a                 n/a
   3 Years            n/a                 n/a
   5 Years            n/a                 n/a
   Inception          1.75%               3.44%
     (12/31/03)
--------------------------------------------------------------------------------
*As of 6/30/04                               **Not annualized.

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE S&P 500 INDEX.


--------------------------------------------------------------------------------
                                GROWTH OF $10,000
--------------------------------------------------------------------------------
The sum of $10,000 invested at inception (12/31/03) and held until 6/30/04 would have grown to $10,175 in the Fund or $10,344 in the S&P 500 Index assuming reinvestment of all dividends and capital gains.

                       TOP 10 HOLDINGS
                         *   General Electric Co.
                         *   Wells Fargo Co.
                         *   BP p.l.c., A.D.R.
                         *   Tortoise Energy Infrastructure Corp.
                         *   Citigroup, Inc.
                         *   Merck & Co., Inc.
                         *   Kinder Morgan, Inc.
                         *   Equitable Resources, Inc.
                         *   Proctor & Gamble Co.
                         *   Pfizer, Inc.
                       Total Number of Holdings: 61

SIT DIVIDEND GROWTH FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - JUNE 30, 2004

--------------------------------------------------------------------
        QUANTITY  NAME OF ISSUER                  MARKET VALUE($)(1)
--------------------------------------------------------------------
COMMON STOCKS (91.8%) (2)

   COMMERCIAL SERVICES (0.9%)
             850  McGraw-Hill Companies, Inc.                65,085
                                                     ---------------

   COMMUNICATIONS (1.1%)
           3,500  Vodafone Group, A.D.R.                     77,350
                                                     ---------------

   CONSUMER DURABLES (2.9%)
             800  Briggs & Stratton Corp.                    70,680
           1,200  CLARCOR, Inc.                              54,960
           1,500  Polaris Industries, Inc.                   72,000
                                                     ---------------
                                                            197,640
                                                     ---------------
   CONSUMER NON-DURABLES (9.2%)
           2,000  Diageo p.l.c.                             109,500
           2,400  General Mills, Inc.                       114,072
           1,800  Kimberly-Clark Corp.                      118,584
           2,500  PepsiCo, Inc.                             134,700
           2,900  Procter & Gamble Co.                      157,876
                                                     ---------------
                                                            634,732
                                                     ---------------
   CONSUMER SERVICES (2.4%)
           2,000  H&R Block, Inc.                            95,360
           1,800  International Game Technology              69,480
                                                     ---------------
                                                            164,840
                                                     ---------------
   ELECTRONIC TECHNOLOGY (3.1%)
           5,500  Hewlett-Packard Co.                       116,050
           6,500  Nokia Corp., A.D.R.                        94,510
                                                     ---------------
                                                            210,560
                                                     ---------------
   ENERGY MINERALS (11.4%)
           3,800  BP p.l.c. , A.D.R.                        203,566
           6,500  Hugoton Royalty Trust                     148,590
           3,950  Marathon Oil Corp.                        149,468
           3,000  Occidental Petroleum Corp.                145,230
           1,400  Total S.A.                                134,512
                                                     ---------------
                                                            781,366
                                                     ---------------
   FINANCE (18.0%)
           2,000  AMB Property Corp.                         69,260
           3,900  Citigroup, Inc.                           181,350
           1,400  Commerce Group, Inc.                       69,118
           2,650  General Growth Properties, Inc.            78,360
           2,050  J.P. Morgan Chase & Co.                    79,478
           1,400  Lincoln National Corp.                     66,150
           1,100  Mercury General Corp.                      54,615
           2,700  Montpelier Re Holdings, Ltd.               94,365
           2,266  New York Community Bancorp, Inc.           44,482
           3,000  Prudential Financial, Inc.                139,410
           2,950  U.S. Bancorp                               81,302
           3,200  Waddell & Reed Financial, Inc.             70,752
           3,600  Wells Fargo Co.                           206,028
                                                     ---------------
                                                          1,234,670
                                                     ---------------

--------------------------------------------------------------------
        QUANTITY  NAME OF ISSUER                  MARKET VALUE($)(1)
--------------------------------------------------------------------
   HEALTH TECHNOLOGY (9.0%)
           1,200  Abbott Laboratories                        48,912
           6,000  Bristol-Myers Squibb Co.                  147,000
           1,450  Eli Lilly and Co.                         101,369
           3,600  Merck & Co., Inc.                         171,000
           4,400  Pfizer, Inc.                              150,832
                                                     ---------------
                                                            619,113
                                                     ---------------
   INDUSTRIAL SERVICES (2.5%)
           2,850  Kinder Morgan, Inc.                       168,976
                                                     ---------------

   PROCESS INDUSTRIES (4.7%)
           3,600  Bemis Company, Inc.                       101,700
           3,600  Pall Corp.                                 94,284
           3,000  Sherwin-Williams Co.                      124,650
                                                     ---------------
                                                            320,634
                                                     ---------------

   PRODUCER MANUFACTURING (13.8%)
           3,250  American Power Conversion Corp.            63,863
           1,300  Caterpillar, Inc.                         103,272
           1,200  Dover Corp.                                50,520
           7,300  General Electric Co.                      236,520
           2,100  IDEX Corp.                                 72,135
           1,050  Illinois Tool Works, Inc.                 100,684
           1,100  ITT Industries, Inc.                       91,300
           1,000  United Technologies Corp.                  91,480
           1,550  3M Co.                                    139,516
                                                     ---------------
                                                            949,290
                                                     ---------------
   RETAIL TRADE (2.2%)
           5,450  Limited Brands                            101,915
           2,850  Pier 1 Imports, Inc.                       50,417
                                                     ---------------
                                                            152,332
                                                     ---------------
   TRANSPORTATION (4.2%)
           1,600  C.H. Robinson Worldwide, Inc.              73,344
           2,200  Tsakos Energy Navigation, Ltd.             74,712
           1,850  United Parcel Service, Inc.               139,065
                                                     ---------------
                                                             287,121
                                                     ---------------
   UTILITIES (6.4%)
           1,500  Entergy Corp.                              84,015
           3,200  Equitable Resources, Inc.                 165,472
           3,600  MDU Resources Group, Inc.                  86,508
           2,400  South Jersey Industries, Inc.             105,600
                                                     ---------------
                                                            441,595
                                                     ---------------

Total common stocks                                       6,305,304
   (cost:  $6,167,943)                               ---------------

--------------------------------------------------------------------
        QUANTITY  NAME OF ISSUER                  MARKET VALUE($)(1)
--------------------------------------------------------------------

CLOSED-END MUTUAL FUND (2.7%) (2)
         8,200  Tortoise Energy Infrastructure Corp.        187,698
                                                     ---------------
   (cost:  $202,875)

SHORT-TERM SECURITIES (7.9%) (2)
       546,000    Sit Money Market Fund, 0.65% (4)          546,000
                                                     ---------------
   (cost:  $546,000)

Total investments in securities
   (cost:  $6,916,818)                                   $7,039,002
                                                     ===============































See accompanying notes to portfolios of investments on page 42.               17

SIT LARGE CAP GROWTH FUND
ONE YEAR ENDED JUNE 30, 2004
--------------------------------------------------------------------------------
SENIOR PORTFOLIO MANAGERS
PETER L. MITCHELSON, CFA * ROGER J. SIT * RONALD D. SIT, CFA

   The Sit Large Cap Growth Fund's one-year return was +18.81%, compared to the +19.11% return for the S&P 500 Index. The Russell 1000 Growth Index return for the period was +17.89%
   Equity markets have rallied strongly over the past twelve months, largely due to some easing of geopolitical tensions and a dramatic improvement in global economic conditions. Although equity market gains have moderated thus far in 2004, we believe that a key driver of stock returns - strong corporate earnings
- remains very much in place. Corporate Americas' efforts to reduce its cost structure in recent years have resulted in a sharp improvement in profitability that has become more evident now that revenues are improving. While interest rates are now climbing and may limit higher valuations for stocks, we do not believe the impact will dramatically alter the earnings outlook for most major industries.
   Relative to the S&P 500 Index twelve-month return, the Fund benefited from strong stock selection in the communications, technology services and health technology sectors. Conversely, returns were negatively impacted by an overweighted position in the health technology sector. We attribute the underperformance in this sector to a combination of investors' preference for higher beta, more economically sensitive stocks, along with the negative sentiment related to patent expirations for the major pharmaceutical companies. In terms of individual stocks, the notable outperformer was Elan, which rose +339% over the period, as the company emerged from an SEC investigation with a dramatically improved balance sheet and a strong, new product pipeline. Conversely, Amgen was the most negative influence on the Fund's performance, falling -17% over the past twelve months.
   The changes in the portfolio over the past year reflect our view that the economy is in a sustained expansion that is likely to be accompanied by higher interest rates. Since June 2003, we have increased our allocation to the electronic technology and producer manufacturing sectors, based on improvements in capital spending and industrial production. Rising interest rates will likely raise concerns over earnings in the finance sector, which we are underweighting relative to the S&P 500 Index.

--------------------------------------------------------------------------------
                        INVESTMENT OBJECTIVE AND STRATEGY
--------------------------------------------------------------------------------

     The objective of the Large Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objec- tive by investing at least 80% of its net assets in the common stocks of domestic growth companies with capitalizations of $5 billion or more at the time of purchase.

--------------------------------------------------------------------------------
                                PORTFOLIO SUMMARY
--------------------------------------------------------------------------------
                  Net Asset Value   6/30/04:    $31.96 Per Share
                                    6/30/03:    $26.92 Per Share
                           Total Net Assets:    $63.8  Million
                Weighted Average Market Cap:    $80.7  Billion

--------------------------------------------------------------------------------
                         PORTFOLIO STRUCTURE - BY SECTOR
                             (% OF TOTAL NET ASSETS)
--------------------------------------------------------------------------------
                  Health Technology                        15.2
              Electronic Technology                        15.1
                            Finance                        11.4
                Technology Services                        11.2
                           Producer
                      Manufacturing                         8.8
                       Retail Trade                         8.3
                    Energy Minerals                         7.0
                  Consumer Services                         6.1
             Sectors less than 5.0%                        15.3
                      Cash & Other
                        Net Assets                          1.6

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------------------
                       SIT                        RUSSELL
                     LARGE CAP       S&P           1000
                    GROWTH FUND   500 INDEX     GROWTH INDEX
                    -----------   ---------     ------------
3 Month**             1.43%          1.72%          1.94%
6 Month**             5.79           3.44           2.74
1 Year               18.81          19.11          17.89
5 Years              -6.63          -2.21          -6.48
10 Year               8.69          11.83          10.12
Inception***         11.14          13.92          12.51
(9/2/82)

CUMULATIVE TOTAL RETURNS*

                       SIT                        RUSSELL
                     LARGE CAP       S&P           1000
                    GROWTH FUND   500 INDEX     GROWTH INDEX
                    -----------   ---------     ------------
1 Year               18.81%         19.11%         17.89%
5 Year              -29.02         -10.55         -28.46
10 Year             130.13         205.80         162.11
Inception***        903.74        1623.93        1211.16
(9/2/82)

*AS OF 6/30/04                                                 **NOT ANNUALIZED.

--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS AVERAGE ANNUAL TOTAL WHEN YOU SELL SHARES. RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE RUSSELL 1000 GROWTH INDEX AND THE S&P 500 INDEX.
***ON 6/6/93, THE FUND'S INVESTMENT OBJECTIVE CHANGED TO ALLOW FOR A PORTFOLIO OF 100% STOCKS. PRIOR TO THAT TIME, THE PORTFOLIO WAS TO CONTAIN NO MORE THAN 80% STOCKS.

--------------------------------------------------------------------------------
                                GROWTH OF $10,000
--------------------------------------------------------------------------------
The sum of $10,000 invested at inception (9/2/82) and held until 6/30/04 would have grown to $100,374 in the Fund or $172,393 in the S&P 500 Index assuming reinvestment of all dividends and capital gains.

                      TOP 10 HOLDINGS
                        *   Citigroup, Inc.
                        *   Microsoft Corp.
                        *   Target Corp.
                        *   Pfizer, Inc.
                        *   General Electric Co.
                        *   Cisco Systems, Inc.
                        *   Analog Devices, Inc.
                        *   Lowe's Companies, Inc.
                        *   PepsiCo, Inc.
                        *   Procter & Gamble Co.
                      Total Number of Holdings: 72

SIT LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - June 30, 2004

-----------------------------------------------------------------------------
              QUANTITY  NAME OF ISSUER                     MARKET VALUE($)(1)
-----------------------------------------------------------------------------
COMMON STOCKS (98.4%) (2)

      COMMERCIAL SERVICES (0.8%)
                 7,000  Omnicom Group, Inc.                          531,230
                                                              ---------------

      COMMUNICATIONS (3.9%)
                32,000  Nextel Communications, Inc. (3)              853,120
                26,000  Sprint Corp. - Fon Group                     457,600
                52,700  Vodafone Group, A.D.R.                     1,164,670
                                                              ---------------
                                                                   2,475,390
                                                              ---------------
      CONSUMER DURABLES (1.3%)
                15,500  Electronic Arts, Inc. (3)                    845,525
                                                              ---------------

      CONSUMER NON-DURABLES (4.6%)
                27,000  PepsiCo, Inc.                              1,454,760
                26,500  Procter & Gamble Co.                       1,442,660
                                                              ---------------
                                                                   2,897,420
                                                              ---------------
      CONSUMER SERVICES (6.1%)
                19,500  Comcast Corp. (3)                            546,585
                11,500  Harrah's Entertainment, Inc.                 622,150
                25,500  International Game Technology                984,300
                40,804  Liberty Media Corp. (3)                      366,835
                 4,000  Royal Caribbean Cruises, Ltd.                173,640
                18,400  Time Warner, Inc. (3)                        323,472
                23,477  Viacom, Inc.                                 838,599
                                                              ---------------
                                                                   3,855,581
                                                              ---------------
      ELECTRONIC TECHNOLOGY (15.1%)
                33,000  Analog Devices, Inc.                       1,553,640
                40,500  Applied Materials, Inc. (3)                  794,610
                68,800  Cisco Systems, Inc. (3)                    1,630,560
                27,000  Dell Computer Corp. (3)                      967,140
                52,400  EMC Corp. (3)                                597,360
                47,800  Intel Corp.                                1,319,280
                22,500  Jabil Circuit, Inc. (3)                      566,550
                18,000  Juniper Networks, Inc. (3)                   442,260
                 5,350  Linear Technology Corp.                      211,165
                36,500  Nokia Corp., A.D.R.                          530,710
                14,000  Qualcomm, Inc.                             1,021,720
                                                              ---------------
                                                                   9,634,995
                                                              ---------------
      ENERGY MINERALS (7.0%)
                11,000  ConocoPhillips Co.                           839,190
                 9,000  Murphy Oil Corp.                             663,300
                18,000  Occidental Petroleum Corp.                   871,380
                24,000  Suncor Energy, Inc.                          614,640
                13,500  Valero Energy Corp.                          995,760
                16,500  XTO Energy, Inc.                             491,535
                                                              ---------------
                                                                   4,475,805
                                                              ---------------

-----------------------------------------------------------------------------
              QUANTITY  NAME OF ISSUER                     MARKET VALUE($)(1)
-----------------------------------------------------------------------------
      FINANCE (11.4%)
                17,962  American International Group, Inc.         1,280,331
                44,000  Citigroup, Inc.                            2,046,000
                17,500  Franklin Resources, Inc.                     876,400
                13,000  J.P. Morgan Chase & Co.                      504,010
                10,500  Prudential Financial, Inc.                   487,935
                11,500  The Goldman Sachs Group, Inc.              1,082,840
                17,500  Wells Fargo Co.                            1,001,525
                                                              ---------------
                                                                   7,279,041
                                                              ---------------
      HEALTH SERVICES (2.3%)
                23,000  UnitedHealth Group, Inc.                   1,431,750
                                                              ---------------

      HEALTH TECHNOLOGY (15.2%)
                25,200  Amgen, Inc. (3)                            1,375,164
                20,000  Boston Scientific Corp. (3)                  856,000
                48,550  Elan Corp., A.D.R. (3)                     1,201,127
                13,800  Eli Lilly and Co.                            964,758
                14,000  Genentech, Inc. (3)                          786,800
                11,000  Gilead Sciences, Inc. (3)                    737,000
                12,150  Johnson & Johnson                            676,755
                 9,700  Medtronic, Inc.                              472,584
                 6,000  Merck & Co., Inc.                            285,000
                48,825  Pfizer, Inc.                               1,673,721
                 9,500  Teva Pharmaceutical, Ltd., A.D.R.            639,255
                                                              ---------------
                                                                   9,668,164
                                                              ---------------
      INDUSTRIAL SERVICES (1.3%)
                13,300  Schlumberger, Ltd.                           844,683
                                                              ---------------

      PRODUCER MANUFACTURING (8.8%)
                10,500  Caterpillar, Inc.                            834,120
                21,000  Danaher Corp.                              1,088,850
                 5,500  Eaton Corp.                                  356,070
                51,200  General Electric Co.                       1,658,880
                 8,500  ITT Industries, Inc.                         705,500
                11,000  3M Co.                                       990,110
                                                              ---------------
                                                                   5,633,530
                                                              ---------------
      RETAIL TRADE (8.3%)
                18,050  Best Buy Co., Inc.                           915,857
                 4,000  eBay, Inc. (3)                               367,800
                14,000  J.C. Penney Co., Inc.                        528,640
                28,800  Lowe's Companies, Inc.                     1,513,440
                46,500  Target Corp.                               1,974,855
                                                              ---------------
                                                                   5,300,592
                                                              ---------------

-----------------------------------------------------------------------------
              QUANTITY  NAME OF ISSUER                     MARKET VALUE($)(1)
-----------------------------------------------------------------------------

      TECHNOLOGY SERVICES (11.2%)
                 9,500  Adobe Systems, Inc.                          441,750
                23,800  Check Point Software Tech., Ltd. (3)         642,362
                16,500  First Data Corp.                             734,580
                71,300  Microsoft Corp.                            2,036,328
                16,000  SAP AG                                       668,960
                20,000  Symantec Corp. (3)                           875,600
                27,400  Veritas Software Corp. (3)                   758,980
                27,000  Yahoo!, Inc. (3)                             980,910
                                                              ---------------
                                                                   7,139,470
                                                              ---------------
      TRANSPORTATION (1.1%)
                 9,500  United Parcel Service, Inc.                  714,115
                                                              ---------------


Total common stocks                                               62,727,291
                                                              ---------------
        (cost: $54,591,308)

SHORT-TERM SECURITIES (1.3%) (2)
               803,000  Sit Money Market Fund, 0.65% (4)             803,000
        (cost: $803,000)                                      ---------------


Total investments in securities
        (cost: $55,394,308) (5)                                  $63,530,291
                                                              ===============





See accompanying notes to portfolios of investments on page 42.               21

SIT MID CAP GROWTH FUND
ONE YEAR ENDED JUNE 30, 2004
--------------------------------------------------------------------------------
EUGENE C. SIT, CFA, SENIOR PORTFOLIO MANAGER
ERIK S. ANDERSON, CFA, SENIOR PORTFOLIO MANAGER

   The Sit Mid Cap Growth Fund's twelve-month return was +26.92%, compared to +27.98% for the S&P Mid Cap 400 Index. The Russell Mid Cap Growth Index rose +27.33% during the period. Relative performance has been strong year-to-date, as the Fund's +8.14% return has outstripped the +6.09% and +5.94% for the S&P Mid Cap 400 and the Russell Midcap Growth Indices, respectively.
   The past year has proven to be a rewarding period for equity investors, as the markets rebounded sharply amid accelerating growth in the U.S. economy, driven by highly accommodative monetary and fiscal policy. Despite the strong advance over the period, we believe stocks remain attractive at current levels given corporate profit trends and the likelihood, in our view, that interest rates will rise at only a gradual pace in the coming months. However, since P/E ratios are likely to contract somewhat as interest rates climb, our research team remains highly focused on determining which sectors and companies will grow earnings at a more rapid pace than the overall market. We believe that the Fund's three most heavily-weighted sectors - health technology, technology services, and electronic technology - have superior secular growth prospects relative to other market sectors.
   In reviewing the performance among sectors over the past twelve months, it is striking how broad-based the price gains have been. Each major sector within the Fund posted gains of +20% or more over the period. Relative to the Russell Midcap Growth Index, strong stock selection within the health technology, retail trade and producer manufacturing sectors helped returns. The lagging groups within the Fund during the period were technology services, commercial services and health services. The strongest individual stocks held throughout the period included Elan PLC (+339%), Chicos (+115%), Symantec (+99%), and Celgene (+89%). On the downside, positions in Biovail (-60%), Par Pharmaceuticals (-45%) and NewYork Community Bank (-15%) detracted from performance over the past twelve months.
   Given the improving earnings outlook and attractive valuations of companies held in the Fund, we remain enthusiastic about the Fund's prospects in the year ahead.

--------------------------------------------------------------------------------
                       INVESTMENT OBJECTIVE AND STRATEGY
--------------------------------------------------------------------------------
The objective of the Sit Mid Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing at least 80% of its net assets in the common stocks of growth companies with capitalizations of $2 billion to $15 billion at the time of purchase.

--------------------------------------------------------------------------------
                               PORTFOLIO SUMMARY
--------------------------------------------------------------------------------
                Net Asset Value 6/30/04:        $10.23 Per Share
                                6/30/03:        $ 8.06 Per Share
                       Total Net Assets:        $204.9 Million
            Weighted Average Market Cap:          $9.0 Billion

--------------------------------------------------------------------------------
                        PORTFOLIO STRUCTURE - BY SECTOR
                            (% OF TOTAL NET ASSETS)
--------------------------------------------------------------------------------

                Health Technology                       17.5
                Technology Services                     15.7
                Electronic Technology                   15.4
                Finance                                  8.0
                Health Services                          7.2
                Consumer Services                        6.3
                Energy Minerals                          6.3
                Retail Trade                             6.0
                Producer
                Manufacturing                            5.9
                Sectors less than 5.0%                   9.1
                Cash & Other
                Net Assets                               2.6

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------------------
                    SIT              S&P        RUSSELL
                   MID CAP          MIDCAP      MID CAP
                 GROWTH FUND      400 INDEX   GROWTH INDEX
                 -----------      ---------   ------------
3 Month**            1.89%          0.97%          1.05%
6 Month**            8.14           6.09           5.94
1 Year              26.92          27.98          27.33
5 Year              -1.08           9.05           0.49
10 Year              9.50          15.47          10.88
Inception           13.69          16.55            n/a
(9/2/82)

--------------------------------------------------------------------------------
                    CUMULATIVE TOTAL RETURNS*
--------------------------------------------------------------------------------
                    SIT              S&P        RUSSELL
                   MID CAP          MIDCAP      MID CAP
                 GROWTH FUND      400 INDEX   GROWTH INDEX
                 -----------      ---------   ------------
1 Year              26.92%          27.98%        27.33%
5 Year              -5.27           54.19          2.46
10 Year            147.89          321.51        180.92
Inception          1548.00        2733.92          n/a
(9/2/82)

*AS OF 6/30/04                                    **NOT ANNUALIZED.

--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE ARE INCLUDED IN THE FUND'S EXPENSES PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE RUSSELL MID CAP GROWTH INDEX AND THE S&P MIDCAP 400 INDEX.


--------------------------------------------------------------------------------
                                GROWTH OF $10,000
--------------------------------------------------------------------------------
The sum of $10,000 invested at inception (9/2/82) and held until 6/30/04 would have grown to $164,800 in the Fund, or $283,392 in the S&P MidCap 400 Index assuming reinvestment of all dividends and capital gains.

--------------------------------------------------------------------------------
                                 TOP 10 HOLDINGS
--------------------------------------------------------------------------------
                             *    TCF Financial Corp.
                             *    Elan Corp., A.D.R.
                             *    Biogen Idec, Inc.
                             *    Celgene Corp.
                             *    Chico s FAS, Inc.
                             *    Symantec Corp.
                             *    International Game Technology
                             *    Fisher Scientific International,
                                  Inc.
                             *    Coach, Inc.
                             *    WellChoice, Inc.
                                  Total Number of Holdings: 80

SIT MID CAP GROWTH FUND
----------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - June 30, 2004

----------------------------------------------------------------------------
      QUANTITY     NAME OF ISSUER                         MARKET VALUE($)(1)
----------------------------------------------------------------------------
COMMON STOCKS (97.4%) (2)

   COMMERCIAL SERVICES (0.5%)
          23,500   ChoicePoint, Inc. (3)                          1,073,010
                                                          ------------------

   COMMUNICATIONS (2.0%)
          51,750   Nextel Communications, Inc. (3)                1,379,655
         173,250   Nextel Partners, Inc. (3)                      2,758,140
                                                          ------------------
                                                                  4,137,795
                                                          ------------------
   CONSUMER DURABLES (1.6%)
          59,800   Electronic Arts, Inc. (3)                      3,262,090
                                                          ------------------

   CONSUMER NON-DURABLES (2.0%)
          91,000   Coach, Inc. (3)                                4,112,290
                                                          ------------------

   CONSUMER SERVICES (6.3%)
          40,500   Career Education Corp. (3)                     1,845,180
          68,100   Corinthian Colleges, Inc. (3)                  1,684,794
          39,900   Harrah's Entertainment, Inc.                   2,158,590
         108,500   International Game Technology                  4,188,100
          45,500   Royal Caribbean Cruises, Ltd.                  1,975,155
          39,200   XM Satellite Radio Holdings, Inc. (3)          1,069,768
                                                          ------------------
                                                                 12,921,587
                                                          ------------------
   ELECTRONIC TECHNOLOGY (15.4%)
          45,050   Analog Devices, Inc.                           2,120,954
         168,500   ASML Holding N.V. (3)                          2,883,035
          67,500   ATI Technologies, Inc. (3)                     1,273,050
          58,850   Broadcom Corp. (3)                             2,752,414
         130,000   Foundry Networks, Inc. (3)                     1,829,100
         102,850   Jabil Circuit, Inc. (3)                        2,589,763
         138,850   Juniper Networks, Inc. (3)                     3,411,544
          33,500   KLA-Tencor Corp. (3)                           1,654,230
          69,800   Lam Research Corp. (3)                         1,870,640
          36,500   Lexmark International, Inc. (3)                3,523,345
          94,000   Marvell Technology Group, Ltd. (3)             2,509,800
          19,350   Nvidia Corp. (3)                                 396,675
         246,150   Sonus Networks, Inc. (3)                       1,176,597
         107,200   Xilinx, Inc.                                   3,570,832
                                                          ------------------
                                                                 31,561,979
                                                          ------------------
   ENERGY MINERALS (6.3%)
          59,100   Apache Corp.                                   2,573,805
          35,500   Murphy Oil Corp.                               2,616,350
          48,500   Premcor, Inc. (3)                              1,818,750
          34,000   Valero Energy Corp.                            2,507,840
         112,812   XTO Energy, Inc.                               3,360,669
                                                          ------------------
                                                                 12,877,414
                                                          ------------------

----------------------------------------------------------------------------
      QUANTITY     NAME OF ISSUER                         MARKET VALUE($)(1)
----------------------------------------------------------------------------
   FINANCE (8.0%)
          44,350   Ace, Ltd.                                      1,875,118
          34,000   Legg Mason, Inc.                               3,094,340
          30,300   Lehman Brothers Holdings, Inc.                 2,280,075
         114,666   New York Community Bancorp, Inc.               2,250,894
         118,900   TCF Financial Corp.                            6,902,145
                                                          ------------------
                                                                 16,402,572
                                                          ------------------
   HEALTH SERVICES (7.2%)
          98,350   Caremark Rx, Inc. (3)                          3,239,649
          54,800   Laboratory Corp. (3)                           2,175,560
          47,250   Oxford Health Plans, Inc.                      2,600,640
          49,800   Stericycle, Inc. (3)                           2,576,652
          99,000   WellChoice, Inc. (3)                           4,098,600
                                                          ------------------
                                                                 14,691,101
                                                          ------------------
   HEALTH TECHNOLOGY (17.5%)
          25,800   Alcon, Inc.                                    2,029,170
          75,205   Biogen Idec, Inc. (3)                          4,756,716
          58,000   Boston Scientific Corp. (3)                    2,482,400
          81,500   Celgene Corp. (3)                              4,666,690
         277,250   Elan Corp., A.D.R. (3)                         6,859,165
          72,000   Fisher Scientific International, Inc. (3)      4,158,000
          49,250   Gilead Sciences, Inc. (3)                      3,299,750
          14,450   Neurocrine Biosciences, Inc. (3)                 749,233
          13,000   OSI Pharmaceuticals, Inc. (3)                    915,720
          35,350   Par Pharmaceutical Cos., Inc. (3)              1,244,674
          30,800   Teva Pharmaceutical Industries, A.D.R.         2,072,532
          31,500   Varian Medical Systems, Inc. (3)               2,499,525
                                                          ------------------
                                                                 35,733,575
                                                          ------------------
   INDUSTRIAL SERVICES (2.1%)
          79,100   Chicago Bridge & Iron Co.                      2,202,935
          38,000   Smith International, Inc. (3)                  2,118,880
                                                          ------------------
                                                                  4,321,815
                                                          ------------------
   PRODUCER MANUFACTURING (5.9%)
          86,000   AMETEK, Inc.                                   2,657,400
          68,700   Danaher Corp.                                  3,562,095
          33,100   ITT Industries, Inc.                           2,747,300
         100,550   Thermo Electron Corp. (3)                      3,090,907
                                                          ------------------
                                                                 12,057,702
                                                          ------------------
   RETAIL TRADE (6.0%)
          46,050   Best Buy Co., Inc.                             2,336,577
          97,900   Chico's FAS, Inc. (3)                          4,421,164
          42,000   PETsMART, Inc.                                 1,362,900
          59,050   Staples, Inc.                                  1,730,756
         101,800   TJX Companies, Inc.                            2,457,452
                                                          ------------------
                                                                 12,308,849
                                                          ------------------

----------------------------------------------------------------------------
   QUANTITY/PAR($) NAME OF ISSUER                         MARKET VALUE($)(1)
----------------------------------------------------------------------------

   TECHNOLOGY SERVICES (15.7%)
          68,590   Adobe Systems, Inc.                            3,189,435
          80,000   Amdocs, Ltd. (3)                               1,874,400
          48,000   Autodesk, Inc.                                 2,054,880
         147,450   BEA Systems, Inc. (3)                          1,212,039
          81,500   Business Objects, A.D.R. (3)                   1,844,345
         100,100   Ceridian Corp. (3)                             2,252,250
         117,550   Check Point Software Tech., Ltd. (3)           3,172,675
          46,750   Citrix Systems, Inc. (3)                         951,830
          65,500   Cognos, Inc. (3)                               2,368,480
          64,062   Fiserv, Inc. (3)                               2,491,371
          41,500   Mercury Interactive Corp. (3)                  2,067,945
          84,500   Novell, Inc. (3)                                 708,955
          66,900   SunGard Data Systems, Inc. (3)                 1,739,400
          98,000   Symantec Corp. (3)                             4,290,440
          70,100   Veritas Software Corp. (3)                     1,941,770
                                                          ------------------
                                                                 32,160,215
                                                          ------------------
   TRANSPORTATION (0.9%)
          39,000   Expeditors Intl. of Washington, Inc.           1,926,990
                                                          ------------------

Total common stocks                                             199,548,984
   (cost:  $153,262,361)                                  ------------------



SHORT-TERM SECURITIES (2.8%) (2)
       5,662,000   Sit Money Market Fund, 0.65% (4)               5,662,000
   (cost:  $5,662,000)                                    ------------------



Total investments in securities
   (cost:  $158,924,361) (5)                                   $205,210,984
                                                          ==================





See accompanying notes to portfolios of investments on page 42.               25

SIT INTERNATIONAL GROWTH FUND
ONE YEAR ENDED JUNE 30, 2004
--------------------------------------------------------------------------------
EUGENE C. SIT, CFA, SENIOR PORTFOLIO MANAGER
ROGER J. SIT, SENIOR PORTFOLIO MANAGER

   The Sit International Growth Fund returned +20.63% for the last fiscal year compared with +32.37% for the MSCI EAFE Index. The Fund's holdings in Ireland, the Netherlands, Spain and Australia contributed positively due to stock selection, while the Fund's allocations and stock selections in Japan, Hong Kong, capital goods and technology hardware more than offset the positive relative performance.
   The Fund had a weighting of 49.8% in Europe at fiscal year-end, versus 66.2% for the Index. Even though the European economies are experiencing modest improvement, we are shifting our weights to Canada and Japan where we see more attractive opportunities and favorable shifts in fundamentals. Within Europe we hold higher-quality companies with high, consistent and conservative growth prospects. We added to Ericsson (telecom equipment), Roche (pharmaceuticals) and Tesco (UK food retailer). Recent purchases include Cairn Energy, Tsakos Energy Navigation (Greek tankers) and Synthes (medial device maker).
   In Japan, our weight increased to 19.9% versus 24.0% for the Index reflecting our belief in the improving economy and strong company fundamentals. We have a balanced portfolio with domestic consumption and export-oriented, globally dominant companies. We have added to consumer stocks such as East Japan Railway, Nitto Denko (LCD films), Softbank (broadband), Takashimaya (department store), and Yamato Transport.
   Our weighting in Asia ex-Japan was 17.3%, slightly less than twice the Index weight of 9.8%. We believe China will experience more moderate growth from that of the rapid pace in 2003 and are adopting a more conservative stance in the short term due to headline risk and anticipated higher interest rates. Even with higher interest rates, we are expecting Hong Kong property price appreciation; we added Hong Kong Land and Sun Hung Kai Property. Our new holding in Techtronic Industries (power tool exporter) reflects our view of US. consumer strength.
   The Fund had a weighting 5.7% in Canada versus 0.0% for the Index. We have added to global, economy-sensitive stocks with superior fundamentals such as Four Seasons Hotels, Great Canadian Gaming (Canadian casinos) and Encana (natural gas giant).

--------------------------------------------------------------------------------
                       INVESTMENT OBJECTIVE AND STRATEGY
--------------------------------------------------------------------------------
   The objective of the International Growth Fund is long-term growth. The Fund seeks to achieve its objective by investing at least 90% of its net assets in common stocks of growth companies domiciled outside the United States.
   In selecting investments for the Fund, the Sub-Adviser begins by selecting countries or regions in which to invest by considering several factors affecting the economy and equity market of foreign countries and regions. After the country and regional allocations are determined, the Sub-Adviser seeks industries and sectors that it believes have earnings growth prospects that are greater than the average. Within the selected industries and sectors, the Sub-Adviser invests in foreign growth-oriented companies it believes exhibit the potential for superior growth.

--------------------------------------------------------------------------------
                                PORTFOLIO SUMMARY
--------------------------------------------------------------------------------
                    Net Asset Value  6/30/04:     $11.24 Per Share
                                     6/30/03:      $9.39 Per Share
                            Total Net Assets:      $34.3 Million
                 Weighted Average Market Cap:      $46.1 Billion

--------------------------------------------------------------------------------
                         PORTFOLIO STRUCTURE - BY REGION
                             (% OF TOTAL NET ASSETS)
--------------------------------------------------------------------------------

                                  [BAR CHART]

                                  Sit Int'l    Morgan Stanley
                                 Growth Fund     EAFE Index

                     Europe          49.8          66.2

                       Asia          37.2          33.8

                      Other          10.7           0.0

    Cash & Other Net Assets           2.3           0.0

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------------------
                      SIT         MORGAN STANLEY       LIPPER
                 INTERNATIONAL     CAPITAL INT'L       INT'L
                  GROWTH FUND       EAFE INDEX         INDEX
                  -----------       ----------         -----
3 Month**           -2.85%            0.22%           -1.08%
6 Month**            0.36             4.56             3.86
1 Year              20.63            32.37            29.36
5 Year              -8.05             0.06             1.54
10 Year              0.27             4.06             5.73
Inception            3.51             5.15             7.09
(11/1/91)

--------------------------------------------------------------------------------
                            CUMULATIVE TOTAL RETURNS*
--------------------------------------------------------------------------------
                      SIT         MORGAN STANLEY       LIPPER
                 INTERNATIONAL     CAPITAL INT'L       INT'L
                  GROWTH FUND       EAFE INDEX         INDEX
                  -----------       ----------         -----
1 Year              20.63%            32.37%           29.36%
5 Year             -34.27              0.30             7.96
10 Year              2.75             48.81            74.63
Inception           54.76             88.95           138.38
(11/1/91)
*AS OF 6/30/04                                                 **NOT ANNUALIZED.


--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT INVESTMENT RETURNS GUARANTEE FUTURE RESULTS. AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFOR- MANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE (EUROPE, AUSTRALIA, FAR EAST) INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


--------------------------------------------------------------------------------
                               GROWTH OF $10,000
--------------------------------------------------------------------------------
The sum of $10,000 invested at inception (11/1/91) and held until 6/30/04 would have grown to $15,476 in the Fund, or $18,895 in the Morgan Stanley EAFE Index assuming reinvestment of all dividends and capital gains.

--------------------------------------------------------------------------------
                        PORTFOLIO STRUCTURE - BY SECTOR
                            (% OF TOTAL NET ASSETS)
--------------------------------------------------------------------------------
                  Finance                                  22.3
                  Health Technology                        10.4
                  Electronic Technology                     9.2
                  Communications                            8.7
                  Energy Minerals                           7.9
                  Consumer Services                         7.3
                  Consumer Non-Durables                     6.9
                  Retail Trade                              6.7
                  Sectors less than 5.0%                   18.3
                  Cash & Other
                  Net Assets                                2.3
                                                                              27

SIT INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - JUNE 30, 2004

--------------------------------------------------------------------------------
                                 TOP 10 HOLDINGS
--------------------------------------------------------------------------------
                 *       Vodafone Group, p.l.c.
                 *       Royal Bank of Scotland
                 *       Total, S.A.
                 *       Elan Corp., A.D.R.
                 *       Novartis, A.G.
                 *       Sumitomo Mitsui Financial Group, Inc.
                 *       Nestle, S.A.
                 *       Tesco, p.l.c.
                 *       UBS, A.G.
                 *       East Japan Railway
                       Total Number of Holdings:  99



------------------------------------------------------------------------------------------------
     QUANTITY       NAME OF ISSUER                                            MARKET VALUE($)(1)
------------------------------------------------------------------------------------------------
COMMON STOCKS (96.7%) (2)
   AFRICA/ MIDDLE EAST (2.8%)
     ISRAEL (2.8%)
           21,600   Amdocs, Ltd., A.D.R. (Tech. Services) (3)                            506,088
            6,000   Teva Pharmaceutical, A.D.R. (Health Tech.)                           403,740
                                                                            ---------------------
                                                                                         909,828
                                                                            ---------------------
   ASIA (36.2%)
     AUSTRALIA (4.1%)
           20,568   Australia and New Zealand Banking
                      Group (Finance)                                                    261,911
           58,000   BHP Billiton, Ltd. (Non-Energy Minerals)                             506,249
           16,900   News Corp., Ltd., A.D.R. (Consumer Svcs.)                            555,672
              900   Rio Tinto, p.l.c., A.D.R. (Non-Energy Minerals)                       88,245
                                                                            ---------------------
                                                                                       1,412,077
                                                                            ---------------------
     HONG KONG / CHINA (5.9%)
          102,300   Hongkong Land Holdings, Ltd. (Finance)                               159,588
           36,200   HSBC Holdings, p.l.c. (Finance)                                      545,334
          160,000   Li & Fung, Ltd. (Retail Trade)                                       233,852
          282,000   Nam Tai Electronic, Ltd. (Electronic Tech.) (3)                      107,560
          434,000   Petrochina Co., Ltd.   (Energy Minerals)                             200,313
           40,600   Sun Hung Kai Properties, Ltd. (Finance)                              333,137
          185,000   Techtronic Industries Co., Ltd.
                      (Consumer Durables)                                                295,296
          178,000   Tsingtao Brewing Co., Ltd. (Consumer Non-
                      Durables) 157,466
                                                                            ---------------------
                                                                                       2,032,546
                                                                            ---------------------
     INDIA (0.7%)
           18,500   ICICI Bank, A.D.R. (Finance)                                         223,850
                                                                            ---------------------

------------------------------------------------------------------------------------------------
     QUANTITY       NAME OF ISSUER                                            MARKET VALUE($)(1)
------------------------------------------------------------------------------------------------
     JAPAN (19.9%)
            8,100   AFLAC, Inc., A.D.R. (Finance)                                        330,561
            8,000   Canon, Inc. (Electronic Technology)                                  421,574
              106   East Japan Railway (Transportation)                                  594,529
            5,600   Honda Motor Co., Ltd. (Producer Mfg.)                                269,954
            2,500   Hitachi, Ltd. (Electronic Technology)                                173,975
               45   Mitsubishi Tokyo Financial Group, Inc.
                      (Finance)                                                          416,533
           35,500   Nikko Cordial Corp. (Finance)                                        172,107
            7,500   NITTO DENKO Corp. (Producer Manufacturing)                           383,540
           36,000   Nomura Holdings, Inc. (Finance)                                      532,832
              192   NTT DoCoMo, Inc. (Communications)                                    343,124
            7,700   Shin-Etsu Chemical Co., Ltd. (Industrial Svcs.)                      275,214
            2,200   SMC Corp. (Producer Manufacturing)                                   237,914
            3,500   Softbank Corp. (Technology Services)                                 153,966
               93   Sumitomo Mitsui Financial Group, Inc.
                      (Finance)                                                          637,529
           35,000   Takashimaya Co., Ltd. (Retail Trade)                                 404,802
            8,500   Takeda Chemical (Health Technology)                                  373,138
            4,700   Tokyo Electron, Ltd. (Electronic Tech.)                              263,612
               29   UFJ Holdings, Inc. (Finance)                                         128,103
           15,200   Yamada Denki Co. (Consumer Durables)                                 566,962
            9,000   Yamato Transport Co., Ltd. (Transportation)                          146,900
                                                                            ---------------------
                                                                                       6,826,869
                                                                            ---------------------

     SINGAPORE (3.3%)
           43,446   DBS Group Holdings, Ltd. (Finance)                                   363,217
           29,000   Flextronics Intl. (Electronic Tech.) (3)                             462,554
           30,000   Venture Corp. (Electronic Technology)                                313,507
                                                                            ---------------------
                                                                                       1,139,278
                                                                            ---------------------
     SOUTH KOREA (0.5%)
           17,523   Industrial Bank of Korea, G.D.R. (Finance)                           110,395
              750   Samsung Electronics Co., G.D.R.
                      (Electronic Technology)                                            154,803
                                                                            ---------------------
                                                                                         265,198
                                                                            ---------------------
     TAIWAN (0.9%)
           35,350   Taiwan Semiconductor, A.D.R. (Electronic
                      Technology)  (3)                                                   293,759
                                                                            ---------------------

     THAILAND (0.9%)
          134,000   Advanced Info Services (Communications)                              291,696
                                                                            ---------------------

   EUROPE (49.8%)
     FINLAND (0.8%)
           18,050   Nokia Corp., A.D.R. (Electronic Tech.)                               262,447
                                                                            ---------------------

------------------------------------------------------------------------------------------------
     QUANTITY       NAME OF ISSUER                                            MARKET VALUE($)(1)
------------------------------------------------------------------------------------------------
     FRANCE (7.2%)
           21,952   AXA (Finance)                                                        483,412
            8,000   Business Objects, A.D.R. (Tech. Svcs.) (3)                           181,040
            3,472   Danone (Consumer Non-Durables)                                       302,875
            3,403   L'oreal Co. (Consumer Non-Durables)                                  271,808
            5,600   Schlumberger, Ltd. (Industrial Svcs.)                                355,656
            3,600   Total, S.A. (Energy Minerals)                                        686,336
            6,437   Veolia Environment (Utilities)                                       181,614
                                                                            ---------------------
                                                                                       2,462,741
                                                                            ---------------------
     GERMANY (3.1%)
            3,855   Muenchener Rueckver (Finance)                                        418,833
            2,723   SAP AG (Technology Services)                                         453,872
            2,558   Siemens AG (Technology Services)                                     183,961
                                                                            ---------------------
                                                                                       1,056,666
                                                                            ---------------------
     GREECE (0.5%)
            5,500   Tsakos Energy Navigation, Ltd., A.D.R.
                      (Transportation)                                                   186,780
                                                                            ---------------------

     IRELAND (2.0%)
           27,500   Elan Corp., A.D.R. (Health Technology) (3)                           680,350
                                                                            ---------------------

     ITALY (1.7%)
           66,957   Telecom Italia (Saving) (Communications)                             208,138
           39,540   Telecom Italia (Ord.) (Communications)                                87,313
           47,750   Telecom Italia Mobile (Communications)                               270,723
                                                                            ---------------------
                                                                                         566,174
                                                                            ---------------------
     NETHERLANDS (3.8%)
           18,000   ASML Holding N.V., A.D.R.
                      (Electronic Technology) (3)                                        307,980
           20,590   ING Groep N.V. (Finance)                                             485,985
           12,000   Koninklijke (Royal) Philips Electronics N.V.
                      (Electronic Technology)                                            323,093
            3,500   Royal Dutch Petroleum, A.D.R.
                      (Energy Minerals)                                                  180,845
                                                                            ---------------------
                                                                                       1,297,903
                                                                            ---------------------
     SPAIN (1.6%)
           38,100   Telefonica, S.A. (Communications)                                    563,205
                                                                            ---------------------

     SWEDEN (1.1%)
           12,500   Ericsson, A.D.R. (Electronic Tech.) (3)                              374,000
                                                                            ---------------------

     SWITZERLAND (8.6%)
            1,578   Adecco, S.A. (Commercial Services)                                    78,623
           10,234   Credit Suisse Group (Finance)                                        363,632
            2,358   Nestle, S.A. (Consumer Non-Durables)                                 628,850
           14,960   Novartis, A.G. (Health Technology)                                   659,965
            4,243   Roche Holdings, A.G. (Health Tech.)                                  420,099
            1,789   Synthes, Inc. (Health Technology)                                    203,912
            8,500   UBS, A.G. (Finance)                                                  598,950
                                                                            ---------------------
                                                                                       2,954,031
                                                                            ---------------------

------------------------------------------------------------------------------------------------
     QUANTITY       NAME OF ISSUER                                            MARKET VALUE($)(1)
------------------------------------------------------------------------------------------------

     UNITED KINGDOM (19.4%)
            9,544   AstraZeneca, p.l.c. (Health Technology)                              433,303
            7,100   BP p.l.c., A.D.R. (Energy Minerals)                                  380,347
           38,084   Barclays, p.l.c. (Finance)                                           324,434
           50,056   Burberry Group, p.l.c. (Retail Trade)                                371,049
           13,914   Cairn Energy, p.l.c. (Energy Minerals) (3)                           355,786
           56,034   Compass Group, p.l.c. (Consumer Services)                            341,943
           16,666   Diageo, p.l.c. (Consumer Non-Durables)                               224,714
            9,000   GlaxoSmithkline, A.D.R. (Health Tech.)                               373,140
           78,055   Hilton Group, p.l.c. (Consumer Services)                             390,685
            8,778   Pearson, p.l.c. (Consumer Services)                                  106,657
           13,754   Reckitt Benckiser, p.l.c. (Cons. Non-Durables)                       389,358
           26,515   Royal Bank of Scotland (Finance)                                     763,589
          124,762   Tesco, p.l.c. (Retail Trade)                                         602,406
           38,380   Unilever, p.l.c. (Consumer Non-Durables)                             376,547
          383,323   Vodafone Group, p.l.c. (Communications)                              839,401
           37,200   WPP Group p.l.c. (Consumer Services)                                 377,788
                                                                            ---------------------
                                                                                       6,651,147
                                                                            ---------------------
   LATIN AMERICA (2.2%)
     MEXICO (2.2%)
            4,500   NII Holdings, Inc. (Communications) (3)                              151,605
            6,900   Telefonos de Mexico, A.D.R.
                      (Communications)                                                   229,563
          121,130   Wal-Mart de Mexico (Retail Trade)                                    359,199
                                                                            ---------------------
                                                                                         740,367
                                                                            ---------------------
   NORTH AMERICA (5.7%)
     CANADA (5.7%)
            8,500   Cognos, Inc. (Technology Services) (3)                               307,360
            4,500   EnCana Corp. (Energy Minerals)                                       193,392
            1,800   Four Seasons Hotels, Inc. (Consumer Svcs.)                           108,378
           12,500   Great Canadian Gaming Corp. (Consumer
                      Services) (3)                                                      287,153
            7,500   Precision Drilling Corp. (Industrial Svcs.) (3)                      360,075
           12,500   Suncor Energy, Inc. (Energy Minerals)                                320,125
           17,100   Talisman Energy, Inc. (Energy Minerals)                              371,754
                                                                            ---------------------
                                                                                       1,948,237
                                                                            ---------------------

Total common stocks                                                                   33,139,149
                                                                            ---------------------
     (cost: $30,560,015)

CLOSED-END MUTUAL FUND (1.0%) (2)
           15,500   India Fund (Consumer Services)                                       332,940
                                                                            ---------------------
     (cost: $277,184)

SHORT TERM SECURITIES (2.1%) (2)
          736,000   Sit Money Market Fund, 0.65% (4)                                     736,000
    (cost: $736,000)                                                        ---------------------

Total investments in securities
     (cost:  $31,573,199) (5)                                                        $34,208,089
                                                                            =====================


See accompanying notes to portfolios of investments on page 42.               29

SIT SMALL CAP GROWTH FUND
ONE YEAR ENDED JUNE 30, 2004
--------------------------------------------------------------------------------
EUGENE C. SIT, CFA, SENIOR PORTFOLIO MANAGER

   The Sit Small Cap Growth Fund returned +16.87% over the past twelve months. This compares to the return of +33.37% for the Russell 2000 Index, while the Russell 2000 Growth Index rose +31.56% over the period.
   Small cap stocks posted solid returns over the past twelve months, as improving economic conditions and continued low interest rates provided a strong backdrop for stocks. Broad-based improvement in the economy should continue to support strong corporate earnings growth, although the likelihood that interest rates are now on a cyclical upswing may lead to more moderate market gains in the months ahead.
   Relative to its primary benchmark, the Russell 2000 Index, the Fund's performance was positively impacted by strong stock selection in energy minerals, retail trade and consumer services. Strong performers within these sectors included Quicksilver Resources (+86%), XTO Energy (+87%), Chicos FAS (+115%) and Career Education (+33%). Conversely, in addition to the negative impact from holding cash reserves, particularly during the second half of 2003, the Fund's performance was hurt by several holdings in the electronic technology and technology services sector, including BISYS, Business Objects, Emulex and Intersil.
   Although the Fund has lagged the Russell Indices over the past year, we believe the foundation is in place for improved relative performance in months ahead. Market leadership, for example, has recently transitioned from highly risky, more speculative names that strongly outperformed in 2003, to companies with stronger balance sheets, profitability and long-term growth prospects. We believe that this trend is likely to stay in place for some time and should favor the types of companies we tend to emphasize in the Fund. Importantly, we believe there are attractive investment opportunities across a number of different industries, driven by the broad-based improvement in economic conditions. Current areas of emphasis include capital goods, semiconductors, software, biotechnology, energy and natural gas.
   Our research team remains focused on identifying the best long-term investment opportunities on the behalf of our shareholders.

--------------------------------------------------------------------------------
                       INVESTMENT OBJECTIVE AND STRATEGY
--------------------------------------------------------------------------------

   The objective of the Sit Small Cap Growth Fund is to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 80% of its net assets in common stocks of small growth companies with capitalizations of $2.5 billion or less at the time of purchase.
   The Adviser invests in a diversified group of growing small companies it believes exhibit the potential for superior growth. The Adviser believes that a company's earnings growth is the primary determinant of its potential long-term return and evaluates a company's potential for above average long-term earnings and revenue growth.

--------------------------------------------------------------------------------
                                PORTFOLIO SUMMARY
--------------------------------------------------------------------------------
                  Net Asset Value  6/30/04:     $25.29 Per Share
                                   6/30/03:     $21.64 Per Share
                          Total Net Assets:     $199.8 Million
               Weighted Average Market Cap:       $2.3 Billion


--------------------------------------------------------------------------------
                         PORTFOLIO STRUCTURE - BY SECTOR
                             (% OF TOTAL NET ASSETS)
--------------------------------------------------------------------------------
                Electronic Technology             19.2
                    Health Technology             16.7
                  Technology Services              8.6
                              Finance              8.5
                      Energy Minerals              6.6
                            Producer
                       Manufacturing               5.6
                        Retail Trade               5.5
              Sectors less than 5.0%              26.7
                        Cash & Other
                          Net Assets               2.6

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------------------
                         SIT                       RUSSELL
                       SMALL CAP   RUSSELL 2000     2000
                     GROWTH FUND      INDEX      GROWTH INDEX
                     -----------      -----      ------------
3 Month**              -2.01%          0.47%         0.10%
6 Month**               1.04           6.76          5.69
1 Year                 16.87          33.37         31.56
3 Year                 -4.40           6.24         -0.23
5 Year                  7.07           6.63         -0.45
Inception              13.08          10.89          7.14
(7/1/94)


--------------------------------------------------------------------------------
                           CUMULATIVE TOTAL RETURNS*
--------------------------------------------------------------------------------

                         SIT                       RUSSELL
                       SMALL CAP   RUSSELL 2000     2000
                     GROWTH FUND      INDEX      GROWTH INDEX
                     -----------      -----      ------------
1 Year                 16.87%         33.37%        31.56%
3 Year                -12.63          19.90         -0.68
5 Year                 40.73          37.86         -2.25
Inception             242.08         181.22         99.50
(7/1/94)

*As of 6/30/04                                                 **Not annualized.

--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE RUSSELL 2000 INDEX AND THE RUSSELL 2000 GROWTH INDEX.


--------------------------------------------------------------------------------
                                GROWTH OF $10,000
--------------------------------------------------------------------------------
The sum of $10,000 invested at inception (7/1/94) and held until 6/30/04 would have grown to $34,208 in the Fund, or $28,122 in the Russell 2000 Index assuming reinvestment of all dividends and capital gains.

                      TOP 10 HOLDINGS
                        *   Biosite, Inc.
                        *   Quicksilver Resources, Inc.
                        *   Juniper Networks, Inc.
                        *   Celgene Corp.
                        *   Chico's FAS, Inc.
                        *   Cuno, Inc.
                        *   Chicago Bridge & Iron Co.
                        *   New York Community Bancorp, Inc.
                        *   C.H. Robinson Worldwide, Inc.
                        *   Equitable Resources, Inc.
                       Total Number of Holdings: 91

SIT SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - JUNE 30, 2004

---------------------------------------------------------------------------------------
        QUANTITY  NAME OF ISSUER                                     MARKET VALUE($)(1)
---------------------------------------------------------------------------------------
COMMON STOCKS (97.4%) (2)

     COMMERCIAL SERVICES (3.4%)
          48,500  Getty Images, Inc. (3)                                    2,910,000
         142,700  SkillSoft, A.D.R. (3)                                     1,084,520
          32,000  Zebra Technologies Corp. (3)                              2,784,000
                                                                     -----------------
                                                                            6,778,520
                                                                     -----------------
     COMMUNICATIONS (0.6%)
          37,250  NII Holdings, Inc. (3)                                    1,254,953
                                                                     -----------------

     CONSUMER DURABLES (2.5%)
          31,400  Polaris Industries, Inc.                                  1,507,200
          54,900  Scientific Games Corp. (3)                                1,050,786
          84,000  WMS Industries, Inc. (3)                                  2,503,200
                                                                     -----------------
                                                                            5,061,186
                                                                     -----------------
     CONSUMER NON-DURABLES (1.7%)
          72,750  Coach, Inc. (3)                                           3,287,572
                                                                     -----------------

     CONSUMER SERVICES (2.1%)
          45,000  Aztar Corp. (3)                                           1,260,000
          29,100  Career Education Corp. (3)                                1,325,796
          67,000  Corinthian Colleges, Inc. (3)                             1,657,580
                                                                     -----------------
                                                                            4,243,376
                                                                     -----------------
     ELECTRONIC TECHNOLOGY (19.2%)
          21,500  Avid Technology, Inc. (3)                                 1,173,255
          82,950  Brooks Automation, Inc. (3)                               1,671,442
         322,400  ChipPAC, Inc. (3)                                         2,021,448
          51,850  Cognex Corp.                                              1,995,188
         376,916  Conexant Systems, Inc. (3)                                1,632,046
         188,500  Cray, Inc. (3)                                            1,247,870
          78,700  Cymer, Inc. (3)                                           2,946,528
         122,850  Emulex Corp. (3)                                          1,757,983
         139,500  Foundry Networks, Inc. (3)                                1,962,765
         131,960  Intersil Corp.                                            2,858,254
         200,161  Juniper Networks, Inc. (3)                                4,917,956
          80,125  Kronos, Inc. (3)                                          3,301,150
         100,200  OmniVision Technologies, Inc. (3)                         1,598,190
          41,300  Plantronics, Inc. (3)                                     1,738,730
          71,200  Silicon Laboratories, Inc. (3)                            3,300,120
         330,300  Sonus Networks, Inc. (3)                                  1,578,834
          69,800  Varian Semiconductor Equip. Associates, Inc. (3)          2,691,488
                                                                     -----------------
                                                                           38,393,247
                                                                     -----------------
     ENERGY MINERALS (6.6%)
          38,600  Carrizo Oil & Gas, Inc. (3)                                 394,106
         126,950  Frontier Oil Corp.                                        2,690,071
         755,575  Gasco Energy, Inc. (3)                                    1,473,371
          77,550  Quicksilver Resources, Inc. (3)                           5,201,279
          73,300  Southwestern Energy Co. (3)                               2,101,511
          45,391  XTO Energy, Inc.                                          1,352,198
                                                                     -----------------
                                                                           13,212,536
                                                                     -----------------

---------------------------------------------------------------------------------------
        QUANTITY  NAME OF ISSUER                                     MARKET VALUE($)(1)
---------------------------------------------------------------------------------------

     FINANCE (8.5%)
          33,275  Affiliated Managers Group, Inc. (3)                       1,676,062
         107,000  Aspen Insurance Holdings, Ltd.                            2,485,610
          50,300  National Financial Partners Corp.                         1,774,081
         184,636  New York Community Bancorp, Inc.                          3,624,405
          68,000  Platinum Underwriters Holdings, Ltd.                      2,069,240
          85,420  UCBH Holdings, Inc.                                       3,375,798
          33,850  Wintrust Financial Corp.                                  1,709,764
                                                                     -----------------
                                                                           16,714,960
                                                                     -----------------
     HEALTH SERVICES (3.9%)
          52,900  Accredo Health, Inc. (3)                                  2,060,455
          43,000  Covance, Inc. (3)                                         1,658,940
          64,500  e-Research Technology, Inc. (3)                           1,806,000
          44,350  Stericycle, Inc. (3)                                      2,294,669
                                                                     -----------------
                                                                            7,820,064
                                                                     -----------------

     HEALTH TECHNOLOGY (16.7%)
          43,500  Amylin Pharmaceuticals, Inc. (3)                            991,800
          52,950  Ariad Pharmaceuticals, Inc. (3)                             396,595
         130,800  Biosite, Inc. (3)                                         5,875,536
          76,500  Celgene Corp. (3)                                         4,380,390
         210,850  CryoLife, Inc. (3)                                        1,111,179
         117,250  Dendreon Corp. (3)                                        1,436,312
         245,170  Encore Medical Corp. (3)                                  1,544,571
          62,700  Given Imaging, Ltd. (3)                                   2,220,207
          41,500  Invitrogen Corp. (3)                                      2,987,585
          25,500  Kyphon, Inc. (3)                                            718,590
          51,150  NeoPharm, Inc. (3)                                          528,380
          53,950  Neurocrine Biosciences, Inc. (3)                          2,797,308
          42,500  NuVasive, Inc. (3)                                          463,675
          37,150  Par Pharmaceutical Cos., Inc. (3)                         1,308,052
         162,700  Sangamo BioSciences, Inc. (3)                               979,454
         117,400  Telik, Inc. (3)                                           2,802,338
          78,400  Wright Medical Group, Inc. (3)                            2,791,040
                                                                     -----------------
                                                                           33,333,012
                                                                     -----------------
     INDUSTRIAL SERVICES (2.8%)
          29,300  CARBO Ceramics, Inc.                                      1,999,725
         130,400  Chicago Bridge & Iron Co.                                 3,631,640
                                                                     -----------------
                                                                            5,631,365
                                                                     -----------------
     PROCESS INDUSTRIES (4.4%)
          76,550  Cuno, Inc. (3)                                            4,083,942
          33,950  Dionex Corp. (3)                                          1,873,021
          52,000  Millipore Corp. (3)                                       2,931,240
                                                                     -----------------
                                                                            8,888,203
                                                                     -----------------

---------------------------------------------------------------------------------------
        QUANTITY  NAME OF ISSUER                                     MARKET VALUE($)(1)
---------------------------------------------------------------------------------------
     PRODUCER MANUFACTURING (5.6%)
          95,200  AMETEK, Inc.                                              2,941,680
          34,000  Jacobs Engineering Group, Inc.  (3)                       1,338,920
          83,000  Joy Global, Inc.                                          2,485,020
          61,050  Kaydon Corp.                                              1,888,277
          45,800  Roper Industries, Inc.                                    2,606,020
                                                                     -----------------
                                                                           11,259,917
                                                                     -----------------
     RETAIL TRADE (5.5%)
          57,000  Advance Auto Parts, Inc. (3)                              2,518,260
          94,750  Chico's FAS, Inc. (3)                                     4,278,910
          53,500  Cost Plus, Inc. (3)                                       1,736,075
          74,200  PETCO Animal Supplies, Inc. (3)                           2,389,982
                                                                     -----------------
                                                                           10,923,227
                                                                     -----------------
     TECHNOLOGY SERVICES (8.6%)
          65,000  Altiris, Inc. (3)                                         1,794,650
         103,550  Business Objects S.A., A.D.R. (3)                         2,343,336
          45,600  CACI International, Inc. (3)                              1,844,064
         104,200  Citrix Systems, Inc. (3)                                  2,121,512
         163,600  Informatica Corp. (3)                                     1,248,268
          37,500  InfoSpace, Inc. (3)                                       1,426,500
          50,700  Mercury Interactive Corp. (3)                             2,526,381
         211,000  Quest Software, Inc. (3)                                  2,721,900
          41,950  SS&C Technologies, Inc.                                     784,465
          45,700  Zix Corp. (3)                                               362,858
                                                                     -----------------
                                                                           17,173,934
                                                                     -----------------
     TRANSPORTATION (3.6%)
          77,350  C.H. Robinson Worldwide, Inc.                             3,545,724
          32,550  Tsakos Energy Navigation, Ltd.                            1,105,398
          49,500  UTI Worldwide, Inc.                                       2,608,155
                                                                     -----------------
                                                                            7,259,277
                                                                     -----------------

     UTILITIES (1.7%)
          66,700  Equitable Resources, Inc.                                 3,449,057
                                                                     -----------------

Total common stocks
     (cost: $167,784,412)                                                 194,684,406
                                                                     -----------------

SHORT-TERM SECURITIES (2.4%) (2)
       4,730,000  Sit Money Market Fund, 0.65% (4)                          4,730,000
     (cost:  $4,730,000)                                             -----------------


Total investments in securities
     (cost: $172,514,412) (5)                                            $199,414,406
                                                                     =================


See accompanying notes to portfolios of investments on page 42.               33

SIT SCIENCE AND TECHNOLOGY GROWTH FUND
ONE YEAR ENDED JUNE 30, 2004
--------------------------------------------------------------------------------
EUGENE C. SIT, CFA, SENIOR PORTFOLIO MANAGER

   The Sit Science and Technology Growth Fund returned +24.47% over the past twelve months, compared to the +19.11% return for the S&P 500 Index.
   Technology-related stocks posted strong results over the past year, as an improving economic backdrop and greater business confidence led to a resurgence in capital spending. The improved environment quickly translated into strong sales and earnings growth for most science and technology sectors that was well above market averages. It is particularly interesting to note that, despite the strong performance over the past year, valuations for companies held in the Fund remain very attractive. For example, we estimate that P/E ratios, based on the next twelve months projected earnings, are currently lower now (25x as of 6/30/04) compared to twelve months ago (27x as of 6/30/03).
   Contributing to the strong absolute returns over the past year were shares of Elan (+339% return), an Irish pharmaceutical company that overcame balance sheet and accounting concerns and has generated an improved product pipeline. Other strong individual performers included eResearch Technology (116%), eBay (+77%), Symantec (+99%), and Broadcom (+87%).
   We continue to find both cyclical and secular growth opportunities in many different science and technology industries, including network security, semiconductors, business intelligence software, biotechnology and medical devices. Importantly, the recent market volatility has given us the opportunity to make portfolio adjustments, further positioning the portfolio for the improvements in technology spending that we foresee in 2004. In this regard, we continue to be enthusiastic about the near- and long-term prospects for companies held in the Fund.

--------------------------------------------------------------------------------
                       INVESTMENT OBJECTIVE AND STRATEGY
--------------------------------------------------------------------------------
   The objective of the Fund is to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 80% of its net assets in common stocks of companies principally engaged in science and technology business activities. Such companies include those whose assets, gross income, or net profits are significantly committed to, or derived from, science and technology. The Adviser seeks stocks of science and technology companies having superior growth potential in virtually any industry in which they may be found.

--------------------------------------------------------------------------------
                                PORTFOLIO SUMMARY
--------------------------------------------------------------------------------
               Net Asset Value  6/30/04:     $10.02 Per Share
                                6/30/03:      $8.05 Per Share
                       Total Net Assets:      $19.1 Million
            Weighted Average Market Cap:      $30.0 Billion

--------------------------------------------------------------------------------
                         PORTFOLIO STRUCTURE - BY SECTOR
                             (% OF TOTAL NET ASSETS)
--------------------------------------------------------------------------------
                Electronic Technology                   35.7

                    Health Technology                   27.1

                  Technology Services                   23.9

               Sectors less than 5.0%                   11.6

                         Cash & Other
                           Net Assets                    1.7

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------------------
                           SIT
                       SCIENCE AND
                       TECHNOLOGY             S&P
                       GROWTH FUND         500 INDEX
                       -----------         ---------
3 Month**                 2.98%              1.72%
6 Month**                 5.81               3.44
1 Year                   24.47              19.11
3 Years                 -12.99              -0.70
5 Years                  -7.45              -2.21
Inception                 0.52               4.03
(12/31/97)


--------------------------------------------------------------------------------
                           CUMULATIVE TOTAL RETURNS*
--------------------------------------------------------------------------------
                           SIT
                       SCIENCE AND
                       TECHNOLOGY             S&P
                       GROWTH FUND         500 INDEX
                       -----------         ---------
1 Year                    24.47%             19.11%
3 Years                  -34.14              -2.07
5 Years                  -32.10             -10.55
Inception                  3.42              29.25
(12/31/97)
*AS OF 6/30/04                                                 **NOT ANNUALIZED.

--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE S & P 500 INDEX.


--------------------------------------------------------------------------------
                                GROWTH OF $10,000
--------------------------------------------------------------------------------
The sum of $10,000 invested at inception (12/31/97) and held until 6/30/04 would have grown to $10,342 in the Fund or grown to $12,925 in the S&P 500 Index.

                         TOP 10 HOLDINGS
                     *   Elan Corp., A.D.R.
                     *   Juniper Networks, Inc.
                     *   Cisco Systems, Inc.
                     *   Qualcomm, Inc.
                     *   Analog Devices, Inc.
                     *   St. Jude Medical, Inc.
                     *   Yahoo!, Inc.
                     *   Check Point Software Technology
                     *   Autodesk, Inc.
                     *   Boston Scientific Corp.
                     Total Number of Holdings: 65

SCIENCE AND TECHNOLOGY GROWTH FUND
----------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - June 30, 2004

----------------------------------------------------------------------------
         QUANTITY  NAME OF ISSUER                         MARKET VALUE($)(1)
----------------------------------------------------------------------------
COMMON STOCKS (98.3%) (2)

   COMMUNICATIONS (1.8%)
           12,600  Nextel Communications, Inc. (3)                  335,916
                                                            ----------------

   CONSUMER DURABLES (2.2%)
            7,600  Electronic Arts, Inc. (3)                        414,580
                                                            ----------------

   ELECTRONIC TECHNOLOGY (35.7%)
           10,000  Analog Devices, Inc.                             470,800
           13,800  Applied Materials, Inc. (3)                      270,756
           10,400  ASML Holding N.V. (3)                            177,944
            9,000  Broadcom Corp. (3)                               420,930
           25,200  Cisco Systems, Inc. (3)                          597,240
            6,400  Cognex Corp.                                     246,272
           32,400  Conexant Systems, Inc. (3)                       140,292
           37,000  Cray, Inc. (3)                                   244,940
            5,200  Cymer, Inc. (3)                                  194,688
            9,000  Dell Computer Corp. (3)                          322,380
           19,100  EMC Corp. (3)                                    217,740
           14,800  Foundry Networks, Inc. (3)                       208,236
            7,800  Hewlett-Packard Co.                              164,580
           11,200  Intel Corp.                                      309,120
            5,600  Jabil Circuit, Inc. (3)                          141,008
           28,617  Juniper Networks, Inc. (3)                       703,120
            6,200  KLA-Tencor Corp. (3)                             306,156
            9,200  Lam Research Corp. (3)                           246,560
           12,400  National Semiconductor Corp. (3)                 272,676
            7,700  Qualcomm, Inc.                                   561,946
           11,200  Rimage Corp. (3)                                 168,112
           40,200  Sonus Networks, Inc. (3)                         192,156
            6,800  Xilinx, Inc.                                     226,508
                                                            ----------------
                                                                  6,804,160
                                                            ----------------
   HEALTH SERVICES (1.8%)
           12,150  e-Research Technology, Inc. (3)                  340,200
                                                            ----------------

   HEALTH TECHNOLOGY (27.1%)
            7,200  Amgen, Inc. (3)                                  392,904
            3,600  Biogen Idec, Inc. (3)                            227,700
            4,200  Biomet, Inc.                                     186,648
           10,000  Boston Scientific Corp. (3)                      428,000
            4,600  Connetics Corp. (3)                               92,920
            2,000  Cyberonics, Inc. (3)                              66,720
           37,000  Elan Corp., A.D.R (3)                            915,380
            3,400  Eyetech Pharmaceuticals, Inc. (3)                145,928
            7,000  Genentech, Inc. (3)                              393,400
            5,800  Gilead Sciences, Inc. (3)                        388,600
            6,000  Given Imaging, Ltd. (3)                          212,460
            9,600  Kyphon, Inc. (3)                                 270,528
            4,600  Medtronic, Inc.                                  224,112
           17,400  NuVasive, Inc. (3)                               189,834



----------------------------------------------------------------------------
         QUANTITY  NAME OF ISSUER                         MARKET VALUE($)(1)
----------------------------------------------------------------------------

           21,600  Sangamo BioSciences, Inc. (3)                    130,032
            6,000  St. Jude Medical, Inc. (3)                       453,900
           30,000  Tercica, Inc. (3)                                245,400
            2,900  Teva Pharmaceutical, Ltd., A.D.R.                195,141
                                                            ----------------
                                                                  5,159,607
                                                            ----------------
   PROCESS INDUSTRIES (1.5%)
            5,000  Millipore Corp. (3)                              281,850
                                                            ----------------

   PRODUCER MANUFACTURING (2.6%)
            8,000  American Power Conversion Corp.                  157,200
           11,400  Thermo Electron Corp. (3)                        350,436
                                                            ----------------
                                                                    507,636
                                                            ----------------
   RETAIL TRADE (1.7%)
            3,600  eBay, Inc. (3)                                   331,020
                                                            ----------------

   TECHNOLOGY SERVICES (23.9%)
            7,600  Adobe Systems, Inc.                              353,400
            7,400  Amdocs, Ltd. (3)                                 173,382
           10,000  Autodesk, Inc.                                   428,100
           22,600  BEA Systems, Inc. (3)                            185,772
            7,800  Business Objects, A.D.R. (3)                     176,514
           16,000  Check Point Software Technology (3)              431,840
            8,200  Cognos, Inc. (3)                                 296,512
            5,000  First Data Corp.                                 222,600
           20,600  Informatica Corp. (3)                            157,178
            6,900  Mercury Interactive Corp. (3)                    343,827
            9,000  Microsoft Corp.                                  257,040
            7,800  SAP, A.D.R.                                      326,118
            9,200  Symantec Corp. (3)                               402,776
           10,800  Veritas Software Corp. (3)                       299,160
           12,000  Yahoo!, Inc. (3)                                 435,960
            7,400  Zix Corp.                                         58,756
                                                            ----------------
                                                                  4,548,935
                                                            ----------------

Total common stocks                                              18,723,904
                                                            ----------------
   (cost:  $15,816,223)

SHORT-TERM SECURITIES (0.5%) (2)
           93,000  Sit Money Market Fund, 0.65% (4)                  93,000
   (cost:  $93,000)                                         ----------------

Total investments in securities
   (cost:  $15,909,223)                                         $18,816,904
                                                            ================




36               See accompanying notes to portfolios of investments on page 42.

                  This page has been left blank intentionally.

SIT DEVELOPING MARKETS GROWTH FUND
ONE YEAR ENDED JUNE 30, 2004
--------------------------------------------------------------------------------
SENIOR PORTFOLIO MANAGERS
EUGENE C. SIT, CFA AND ROGER J. SIT

   The Sit Developing Markets Growth Fund returned +22.48% for the fiscal year end compared with +29.91% for the MSCI Emerging Markets Index. The Fund's holdings in Korea, China and India contributed positively to the relative performance while the Latin American holdings (Brazil and Mexico) along with Israel and South Africa more than offset this positive contribution.
   In Asia, the Fund had a weighting of 66.5% versus 53.6% for the Index. After the robust China growth in 2003, 2004 will likely be more modest. Despite our view of a soft landing scenario, we are adopting a more conservative stance in the short term due to anticipated headline news about a Chinese hard economic landing and anticipated higher interest rates. To capitalize on the consumer we added two banks in Taiwan, Cathay Financial Holding and Chinatrust Financial Holding. We also added two media plays, Astro All Asia Networks in Malaysia and Cheil Communications in Korea.
   The Fund had a weighting of 19.5% in Latin America versus the Index weight of 17.5%. We are maintaining an overweight in Latin America due to our belief in an economic recovery. Mexico is benefiting from the U.S. economic recovery, while we are seeing signs of a recovery in Brazil. We have added two new holdings in Mexico, Homex (home builder) and NII Holdings ("Nextel" provider) as the companies have superior fundamentals. In Brazil we added Tele Norte Leste (fixed and wireless operator) to capture the demand of consumers.
   We remain materially underweight in the Middle East, Emerging Europe and Africa (13.2% versus 28.9% for the Index). The bulk of the underweight comes from South Africa where we have limited exposure through Anglo American (gold). In Eastern Europe we purchased Central European Media Enterprises (leading television operator) based on strong fundamentals and growth prospects. In Israel we added Given Imaging (wireless medical imaging devices) and Reliance Industries (oil refining).

--------------------------------------------------------------------------------
                       INVESTMENT OBJECTIVE AND STRATEGY
--------------------------------------------------------------------------------

   The Fund seeks to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 80% of its net assets in common stocks of companies domiciled or operating in a developing market. In selecting investments for the Fund, the Sub-Adviser begins by selecting countries or regions in which to invest by considering several factors affecting the economy and equity market of foreign countries and regions. After the country and regional allocations are determined, the Sub-Adviser seeks industries and sectors that appear to have strong earnings growth prospects. Within the selected industries and sectors, the Sub-Adviser invests in foreign growth-oriented companies it believes exhibit the potential for superior growth.

--------------------------------------------------------------------------------
                                PORTFOLIO SUMMARY
--------------------------------------------------------------------------------
                  Net Asset Value  6/30/04:       $9.89 Per Share
                                   6/30/03:       $8.12 Per Share
                          Total Net Assets:        $8.0 Million
               Weighted Average Market Cap:       $39.3 Billion

--------------------------------------------------------------------------------
                         PORTFOLIO STRUCTURE - BY REGION
                             (% OF TOTAL NET ASSETS)
--------------------------------------------------------------------------------

                                  [BAR CHART]

                        Sit Developing Markets    MSCI Emerging Markets
                             Growth Fund               Free Index

             Asia               66.5                     53.6

    Latin America               19.5                     17.5

          Africa/                9.7                     19.5
      Middle East

           Europe                3.5                      9.4

     Cash & Other                0.8                      0.0
       Net Assets

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------------------

                     SIT                MSCI        LIPPER
                  DEVELOPING          EMERGING     EMERGING
                   MARKETS            MARKETS      MARKETS
                  GROWTH FUND          INDEX        INDEX
                  -----------          -----        -----
3 Month**           -9.10%            -10.34%       -9.21%
6 Month**           -4.17              -2.39        -1.12
1 Year              22.48              29.91        33.83
3 Year               2.75              10.21        13.00
5 Year              -0.07               0.87         4.30
Inception            0.02              -1.03         1.58
(7/1/94)

--------------------------------------------------------------------------------
                    CUMULATIVE TOTAL RETURNS*
--------------------------------------------------------------------------------
                     SIT                MSCI        LIPPER
                  DEVELOPING          EMERGING     EMERGING
                   MARKETS            MARKETS      MARKETS
                  GROWTH FUND          INDEX        INDEX
                  -----------          -----        -----
1 Year              22.48%             29.91%       33.83%
3 Year               8.47              33.85        44.30
5 Year              -0.33               4.44        23.43
Inception            0.20              -9.80        17.04
(7/1/94)

*AS OF 6/30/04                                                 **NOT ANNUALIZED.

--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE MSCI EMERGING MARKETS FREE INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


--------------------------------------------------------------------------------
                               GROWTH OF $10,000
--------------------------------------------------------------------------------

                                  [FLOW CHART]

The sum of $10,000 invested at inception (7/1/94) and held until 6/30/04 would have increased to $10,020 in the Fund, or declined to $9,020 in the Morgan Stanley Capital Int l Emerging Markets Index assuming reinvestment of all dividends and capital gains.

--------------------------------------------------------------------------------
                        PORTFOLIO STRUCTURE - BY SECTOR
                            (% OF TOTAL NET ASSETS)
--------------------------------------------------------------------------------
              Finance                                        18.9
              Communications                                 18.6
              Electronic Technology                          13.0
              Non-Energy Minerals                            10.8
              Consumer Services                              10.0
              Energy Minerals                                 9.4
              Retail Trade                                    6.5
              Sectors less than 5.0%                         12.0
              Cash & Other
              Net Assets                                      0.8

SIT DEVELOPING MARKETS GROWTH FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - June 30, 2004


--------------------------------------------------------------------------------
                               10 LARGEST HOLDINGS
--------------------------------------------------------------------------------
                    *    Samsung Electronics
                    *    India Fund
                    *    BHP Billiton Limited, A.D.R.
                    *    Taiwan Semiconductor
                    *    Anglo American p.l.c.
                    *    Petrochina Co.
                    *    Advanced Info Service Public Co., Ltd.
                    *    Wal-Mart de Mexico
                    *    American Movil, A.D.R.
                    *    Grupo Televisa S.A., A.D.R.
                 Total Number of Holdings:  63
--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------
          QUANTITY   NAME OF ISSUER                                              MARKET VALUE($)(1)
---------------------------------------------------------------------------------------------------
COMMON STOCKS (93.9%) (2)
      AFRICA/ MIDDLE EAST (9.7%)
      ISRAEL (6.6%)
             6,000   Amdocs, Ltd. (Technology Services) (3)                                140,580
             2,500   Given Imaging, Ltd. (Health Technology) (3)                            88,525
             1,000   Taro Pharmaceutical Industries, Ltd.
                       (Health Technology) (3)                                              43,500
             2,600   Teva Pharmaceutical, A.D.R.
                       (Health Technology)                                                 174,954
             4,500   Zoran Corp. (Electronic Technology) (3)                                82,575
                                                                                -------------------
                                                                                           530,134
                                                                                -------------------
      SOUTH AFRICA (3.1%)
            12,100   Anglo American p.l.c. (Non-Energy Minerals)                           247,521
                                                                                -------------------

      ASIA (61.2%)
      AUSTRALIA (4.7%)
            21,410   BHP Billiton, Ltd., A.D.R. (Non-Energy
                       Minerals)                                                            375,103
                                                                                -------------------

      CHINA / HONG KONG (15.9%)
            44,500   China Mobile (Hong Kong), Ltd.
                       (Communications)                                                    134,645
           109,000   Hongkong Land Holdings, Ltd. (Finance)                                170,040
             9,400   HSBC Holdings p.l.c. (Finance)                                        141,606
            42,000   Li & Fung, Ltd. (Retail Trade)                                         61,386
           140,000   Nam Tai Electronic, Ltd. (Electronic Tech.) (3)                        53,399
           512,000   PetroChina Co. (Energy Minerals)                                      236,314
           276,000   PICC Property & Casualty Co., Ltd. (Finance) (3)                      106,157
            55,627   Ports Design, Ltd. (Retail Trade)                                     108,404
            13,000   Sun Hung Kai Properties, Ltd. (Finance)                               106,669
            58,000   Tsingtao Brewery Co., Ltd. (Consumer Non-
                       Durables)                                                            51,309
            15,100   Wing Lung Bank, Ltd. (Finance)                                        103,573
                                                                                -------------------
                                                                                         1,273,502
                                                                                -------------------


---------------------------------------------------------------------------------------------------
          QUANTITY   NAME OF ISSUER                                              MARKET VALUE($)(1)
---------------------------------------------------------------------------------------------------
      INDIA (1.9%)
             6,500   ICICI Bank, A.D.R. (Finance)                                           78,650
             3,500   Reliance Industries, Ltd., G.D.R.
                       (Energy Minerals)                                                    70,630
                                                                                -------------------
                                                                                           149,280
                                                                                -------------------
      MALAYSIA (2.4%)
            71,100   Astro All Asia Networks, p.l.c.
                       (Consumer Services) (3)                                              85,694
            47,000   Maxis Berhad (Communications)                                         108,842
                                                                                -------------------
                                                                                           194,536
                                                                                -------------------
      RUSSIA (5.6%)
             1,500   LUKOIL, A.D.R. (Energy Minerals)                                      157,800
               600   Mobile Telesystems, A.D.R.
                       (Communications)                                                     73,200
             1,500   Vimpel Communications, A.D.R.
                       (Communications) (3)                                                144,675
             2,200   Yukos, A.D.R. (Energy Minerals)                                        69,960
                                                                                -------------------
                                                                                           445,635
                                                                                -------------------
      SINGAPORE (3.7%)
            12,097   DBS Group Holdings, Ltd. (Finance)                                    101,133
            54,000   Neptune Orient Lines, Ltd. (Transportation)                            73,988
            12,000   Venture Corp., Ltd. (Electronic Tech.)                                125,403
                                                                                -------------------
                                                                                           300,524
                                                                                -------------------
      SOUTH KOREA (16.6%)
               700   Cheil Communications, Inc.
                       (Commercial Services)                                                95,110
            16,007   Industrial Bank of Koea (Finance)                                     100,844
             2,200   Kookmin Bank (Finance)                                                 68,351
               600   Kookmin Bank, A.D.R. (Finance)                                         18,828
             5,000   POSCO, A.D.R. (Non-Energy Minerals)                                   167,550
             1,269   Samsung Electronics (Electronic
                       Technology)                                                         523,854
             8,100   Shinhan Financial Group (Finance)                                     117,767
               570   Shinsegae Co., Ltd. (Retail Trade)                                    137,135
             5,100   SK Telecom Co., A.D.R. (Communications)                               107,049
                                                                                -------------------
                                                                                         1,336,488
                                                                                -------------------

      TAIWAN (5.5%)
            52,000   Cathay Financial Holding Co., Ltd.
                       (Finance)                                                            93,520
            82,000   Chinatrust Financial Holding Co., Ltd.
                       (Finance)                                                            91,409
           179,460   Taiwan Semiconductor Co. (Electronic
                       Technology)                                                         258,200
                                                                                -------------------
                                                                                           443,129
                                                                                -------------------

---------------------------------------------------------------------------------------------------
          QUANTITY   NAME OF ISSUER                                              MARKET VALUE($)(1)
---------------------------------------------------------------------------------------------------
      THAILAND (4.9%)
            94,600   Advanced Info Service Public Co., Ltd.                                205,929
                       (Communications)
            50,600   Bangkok Bank Public Co., Ltd. (Finance) (3)                           121,905
           278,800   Land & Houses Public Co., Ltd. (Consumer
                       Durables)                                                            66,487
                                                                                -------------------
                                                                                           394,321
                                                                                -------------------
      EUROPE (3.5%)

      GREECE (0.6%)
             1,500   Tsakos Energy Navigation, Ltd., A.D.R.
                       (Transportation)                                                     50,940
                                                                                -------------------

      ROMANIA (1.4%)
             5,000   Central European Media Enterprises, Ltd.
                       (Consumer Services) (3)                                             113,600
                                                                                -------------------

      SPAIN (1.5%)
             2,592   Telefonica, A.D.R. (Communications)                                   115,681
                                                                                -------------------

      LATIN AMERICA (19.5%)
      BRAZIL (8.8%)
             1,993   Banco Bradesco S.A. (Finance)                                          91,586
             1,500   Brasil Telecom, A.D.R. (Communications)                                46,050
             1,700   Companhia Vale do Rio Doce, A.D.R.
                       (Non-Energy Minerals)                                                80,835
             3,883   Embraer de Aeronautica, A.D.R.
                       (Transportation)                                                    111,015
             4,900   Pao de Acucar, A.D.R. (Retail Trade)                                   84,770
             5,860   Petrobras (Energy Minerals)                                           145,507
             2,800   Petrobras, A.D.R. (Energy Minerals)                                    78,596
             5,600   Tele Norte Leste Participacoes, A.D.R.
                       (Communications)                                                     71,288
                                                                                -------------------
                                                                                           709,647
                                                                                -------------------
      MEXICO (10.7%)
             5,200   America Movil, A.D.R. (Communications)                                189,124
             4,100   Grupo Televisa S.A., A.D.R. (Consumer
                        Services)                                                          185,607
               500   Homex, A.D.R. (Consumer Durables) (3)                                   8,655
             4,500   NII Holdings, Inc. (Communications) (3)                               151,605
             3,900   Telefonos de Mexico, A.D.R.
                       (Communications)                                                    129,753
            64,770   Wal-Mart de Mexico (Retail Trade)                                     192,069
                                                                                -------------------
                                                                                           856,813
                                                                                -------------------

Total common stocks                                                                      7,536,854
      (cost:  $6,585,068)                                                       -------------------


---------------------------------------------------------------------------------------------------
          QUANTITY   NAME OF ISSUER                                              MARKET VALUE($)(1)
---------------------------------------------------------------------------------------------------
CLOSED-END MUTUAL FUND (5.3%) (2)
            19,640   India Fund (Consumer Services)                                        421,867
                                                                                -------------------
      (cost:  $336,404)

SHORT-TERM SECURITIES (0.5%) (2)
            38,000   Sit Money Market Fund, 0.65% (4)                                       38,000
                                                                                -------------------
      (cost:  $38,000)

Total investments in securities
      (cost:  $6,959,472) (5)                                                           $7,996,721
                                                                                ===================





See accompanying notes to portfolios of investments on page 42.               41

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO PORTFOLIOS OF INVESTMENTS

(1) Securities are valued by procedures described in note 1 to the financial statements.

(2)      Percentage figures indicate percentage of total net assets.

(3)      Presently non-income producing securities.

(4)      This security represents an investment in an affiliated party.  See note 3 to the accompanying financial statements.

(5) At June 30, 2004, the cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost were as follows:

                                                                                   DIVIDEND        LARGE CAP         MID CAP
                                                                  BALANCED          GROWTH          GROWTH            GROWTH
                                                                    FUND             FUND            FUND              FUND
                                                               -------------    -------------    -------------    -------------
Cost for federal income tax purposes                           $  11,591,961    $   6,921,406    $  55,515,411    $ 159,241,847
                                                               =============    =============    =============    =============

Unrealized appreciation (depreciation) on investments:
         Gross unrealized appreciation                         $   1,292,605    $     309,139    $  12,008,192    $  51,335,120
         Gross unrealized depreciation                              (511,057)        (191,543)      (3,993,312)      (5,365,983)
                                                               -------------    -------------    -------------    -------------

Net unrealized appreciation (depreciation)                     $     781,548    $     117,596    $   8,014,880    $  45,969,137
                                                               =============    =============    =============    =============




                                                                                                 SCIENCE AND       DEVELOPING
                                                               INTERNATIONAL      SMALL CAP       TECHNOLOGY         MARKETS
                                                                  GROWTH           GROWTH           GROWTH            GROWTH
                                                                    FUND            FUND             FUND              FUND
                                                               -------------    -------------    -------------    -------------
Cost for federal income tax purposes                           $  31,576,035    $ 172,558,770    $  16,053,010    $   6,959,472
                                                               =============    =============    =============    =============

Unrealized appreciation (depreciation) on investments:
         Gross unrealized appreciation                         $   4,536,027    $  41,277,888    $   4,765,556    $   1,630,143
         Gross unrealized depreciation                            (1,903,973)     (14,422,252)      (2,001,662)        (592,894)
                                                               -------------    -------------    -------------    -------------

Net unrealized appreciation (depreciation)                     $   2,632,054    $  26,855,636    $   2,763,894    $   1,037,249
                                                               =============    =============    =============    =============

                  This page has been left blank intentionally.

SIT MUTUAL FUNDS
JUNE 30, 2004
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES






                                                             DIVIDEND         LARGE CAP           MID CAP
                                           BALANCED           GROWTH           GROWTH              GROWTH
ASSETS                                       FUND              FUND             FUND                FUND
                                        ---------------   ---------------   ---------------   ---------------
Investments in securities, at
     identified cost                    $    11,500,061   $     6,916,818   $    55,394,308   $   158,924,361
                                        ===============   ===============   ===============   ===============

Investments in securities, at
     market value - see
     accompanying schedule for detail   $    12,373,509   $     7,039,002   $    63,530,291   $   205,210,984
Cash in bank on demand
     deposit                                        284               987               566             1,084
Receivables:
     Dividends and accrued interest              45,004            12,941            39,506            38,172
     Fund shares sold                               893               268             2,028             6,945
     Investment securities sold                  38,056                --           250,384         1,790,457
     Other receivables                               97                --            10,623                --
                                        ---------------   ---------------   ---------------   ---------------

           Total assets                      12,457,843         7,053,198        63,833,398       207,047,642
                                        ---------------   ---------------   ---------------   ---------------


LIABILITIES
Payables:
     Disbursements in excess of
       cash balances                                 --                --                --                --
     Investment securities purchased                 --           175,815                --         1,762,478
     Fund shares redeemed                            --                --             5,979                --
     Accrued investment management
       and advisory services fee                 10,461             5,526            53,105           190,420
     Other payables                               6,115                84                --           148,948
                                        ---------------   ---------------   ---------------   ---------------

           Total liabilities                     16,576           181,425            59,084         2,101,846
                                        ---------------   ---------------   ---------------   ---------------

Net assets applicable to
     outstanding capital stock               12,441,267         6,871,773        63,774,314       204,945,796
                                        ===============   ===============   ===============   ===============


Capital Stock Par                       $         0.001   $         0.001   $         0.001   $         0.001

     Authorized shares                   10,000,000,000    10,000,000,000    10,000,000,000    10,000,000,000
     Outstanding shares                         901,619           677,743         1,995,414        20,035,258
                                        ===============   ===============   ===============   ===============

Net asset value per share of
     outstanding capital stock          $         13.80   $         10.14   $         31.96   $         10.23
                                        ===============   ===============   ===============   ===============


                                                                             SCIENCE AND         DEVELOPING
                                         INTERNATIONAL       SMALL CAP        TECHNOLOGY           MARKETS
                                            GROWTH            GROWTH            GROWTH             GROWTH
ASSETS                                       FUND              FUND              FUND               FUND
                                        ---------------   ---------------   ---------------   ---------------
Investments in securities, at
     identified cost                    $    31,573,199   $   172,514,412   $    15,909,223   $     6,959,472
                                        ===============   ===============   ===============   ===============
Investments in securities, at
     market value - see
     accompanying schedule for detail   $    34,208,089   $   199,414,406   $    18,816,904   $     7,996,721
Cash in bank on demand
     deposit                                         --             1,438                80                 6
Receivables:
     Dividends and accrued interest              58,077            37,956             1,589            16,899
     Fund shares sold                               698            24,418               722               538
     Investment securities sold                 206,004         1,466,531           847,734            33,885
     Other receivables                               --            49,671                --             4,534
                                        ---------------   ---------------   ---------------   ---------------

           Total assets                      34,472,868       200,994,420        19,667,029         8,052,583
                                        ---------------   ---------------   ---------------   ---------------


LIABILITIES
Payables:
     Disbursements in excess of
       cash balances                             16,465                --                --                --
     Investment securities purchased             97,320           916,354           578,538             7,900
     Fund shares redeemed                            --            27,250               523               678
     Accrued investment management
       and advisory services fee                 46,839           240,454            20,588            13,587
     Other payables                              30,911                --            13,856                --
                                        ---------------   ---------------   ---------------   ---------------

           Total liabilities                    191,535         1,184,058           613,505            22,165
                                        ---------------   ---------------   ---------------   ---------------

Net assets applicable to
     outstanding capital stock               34,281,333       199,810,362        19,053,524         8,030,418
                                        ===============   ===============   ===============   ===============


Capital Stock Par                       $         0.001   $         0.001   $         0.001   $         0.001

     Authorized shares                   10,000,000,000    10,000,000,000    10,000,000,000    10,000,000,000
     Outstanding shares                       3,048,686         7,899,375         1,901,124           812,028
                                        ===============   ===============   ===============   ===============

Net asset value per share of
     outstanding capital stock          $         11.24   $         25.29   $         10.02   $          9.89
                                        ===============   ===============   ===============   ===============


See accompanying notes to financial statements                                45

SIT MUTUAL FUNDS
ONE YEAR ENDED JUNE 30, 2004
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS

                                                                   DIVIDEND       LARGE CAP
                                                    BALANCED        GROWTH         GROWTH
                                                      FUND          FUND(1)         FUND
                                                   -----------    -----------    -----------
Investment income:
      INCOME:
          Dividends *                              $   145,267    $    72,161    $   626,008
          Interest                                     262,469          1,417          4,985
                                                   -----------    -----------    -----------
                  Total income                         407,736         73,578        630,993
                                                   -----------    -----------    -----------

      EXPENSES (NOTE 3):
          Investment management and
              advisory services fee                    158,200         26,384        619,904
              Less fees and expenses absorbed
                  by investment adviser                     --             --             --
                                                   -----------    -----------    -----------

              Total net expenses                       158,200         26,384        619,904
                                                   -----------    -----------    -----------

              Net investment income (loss)             249,536         47,194         11,089
                                                   -----------    -----------    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
      INVESTMENTS :
          Net realized gain (loss)                    (328,461)       (52,229)        35,909
          Net change in unrealized appreciation
              (depreciation) on investments          1,977,363        122,183     10,525,661
          Realized gain (loss) on foreign
              currency transactions                         --             --             --
          Net change in unrealized appreciation
              (depreciation) on foreign currency
              transactions                                  --             --             --
                                                   -----------    -----------    -----------

              Net gain (loss) on investments         1,648,902         69,954     10,561,570
                                                   -----------    -----------    -----------

Net increase (decrease) in net assets
      resulting from operations                    $ 1,898,438    $   117,148    $10,572,659
                                                   ===========    ===========    ===========

----------------------

* Dividends are net of foreign withholding tax of $71,907 and $21,168 in the International Growth Fund and Developing Markets Growth Fund, respectively. (1) Sit Dividend Growth Fund's inception date was December 31, 2003.

                                                   SCIENCE AND      DEVELOPING
    MID CAP     INTERNATIONAL     SMALL CAP        TECHNOLOGY        MARKETS
    GROWTH          GROWTH         GROWTH            GROWTH          GROWTH
     FUND            FUND            FUND             FUND            FUND
  ------------    ------------    ------------    ------------    ------------

  $    805,123    $    784,704    $    783,380    $     24,667    $    217,112
        25,327           4,464          46,013           2,130           1,581
  ------------    ------------    ------------    ------------    ------------
       830,450         789,168         829,393          26,797         218,693
  ------------    ------------    ------------    ------------    ------------



     2,374,046         892,289       3,144,929         266,261         184,656

      (189,924)       (168,811)             --         (26,626)             --
  ------------    ------------    ------------    ------------    ------------

     2,184,122         723,478       3,144,929         239,635         184,656
  ------------    ------------    ------------    ------------    ------------

    (1,353,672)         65,690      (2,315,536)       (212,838)         34,037
  ------------    ------------    ------------    ------------    ------------



     5,815,043      (1,775,854)     14,565,264      (1,707,683)        719,270

    39,458,539      12,560,072      18,475,012       5,578,478       1,166,461

            --           1,398              --              --              63


            --            (907)             --              --             (12)
  ------------    ------------    ------------    ------------    ------------

    45,273,582      10,784,709      33,040,276       3,870,795       1,885,782
  ------------    ------------    ------------    ------------    ------------


  $ 43,919,910    $ 10,850,399    $ 30,724,740    $  3,657,957    $  1,919,819
  ============    ============    ============    ============    ============


See accompanying notes to financial statements.                               47

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                        BALANCED                         DIVIDEND
                                                                           FUND                         GROWTH FUND
                                                               -----------------------------    ----------------------------
                                                                                                SIX MONTHS
                                                                YEAR ENDED      YEAR ENDED         ENDED       YEAR ENDED
                                                                  JUNE 30,       JUNE 30,          JUNE 30,      JUNE 30,
                                                                    2004            2003            2004           2003
                                                                ------------    ------------    ------------    ------------
Operations:
    Net investment income (loss)                                $    249,536    $    402,738    $     47,194              --
    Net realized gain (loss) on investments                         (328,461)     (1,647,606)        (52,229)             --
    Net change in unrealized appreciation
      (depreciation) on investments                                1,977,363       1,829,489         122,183              --
    Net realized gain (loss) on foreign currency transactions             --              --              --              --
    Net change in unrealized appreciation (depreciation) on
      foreign currency transactions                                       --              --              --              --
                                                                ------------    ------------    ------------    ------------

      Net increase (decrease) in net assets resulting from
         operations                                                1,898,438         584,621         117,148              --
                                                                ------------    ------------    ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                                           (273,000)       (455,000)        (20,000)             --
    Net realized gains on investments                                     --              --              --              --
                                                                ------------    ------------    ------------    ------------

      Total distributions                                           (273,000)       (455,000)        (20,000)             --
                                                                ------------    ------------    ------------    ------------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from shares sold                                      2,328,446       4,198,470       6,831,427              --
    Reinvested distributions                                         270,870         450,934          16,785              --
    Payments for shares redeemed                                  (7,848,359)     (6,539,306)        (73,587)             --
                                                                ------------    ------------    ------------    ------------

      Increase (decrease) in net assets from
         capital share transactions                               (5,249,043)     (1,889,902)      6,774,625              --
                                                                ------------    ------------    ------------    ------------

         Total increase (decrease) in net assets                  (3,623,605)     (1,760,281)      6,871,773              --
NET ASSETS
    Beginning of period                                           16,064,872      17,825,153              --              --
                                                                ------------    ------------    ------------    ------------
    End of period                                               $ 12,441,267    $ 16,064,872    $  6,871,773              --
                                                                ============    ============    ============    ============
NET ASSETS CONSIST OF:
    Capital (par value and paid-in surplus)                     $ 17,228,390    $ 22,477,433    $  6,774,625              --
    Undistributed (distributions in excess of) net
      investment income                                               57,274          80,738          27,194              --
    Accumulated net realized gain (loss) from
      security transactions and foreign
      currency transactions                                       (5,717,845)     (5,389,384)        (52,229)             --
    Unrealized appreciation (depreciation) on investments            873,448      (1,103,915)        122,183              --
    Unrealized appreciation (depreciation) on foreign
      currency transactions                                               --              --              --              --
                                                                ------------    ------------    ------------    ------------
                                                                $ 12,441,267    $ 16,064,872    $  6,871,773              --
                                                                ============    ============    ============    ============
CAPITAL TRANSACTIONS IN SHARES:
    Sold                                                             176,186         359,102         683,421              --
    Reinvested distributions                                          20,770          39,140           1,659              --
    Redeemed                                                        (584,099)       (559,312)         (7,337)             --
                                                                ------------    ------------    ------------    ------------

Net increase (decrease)                                             (387,143)       (161,070)        677,743              --
                                                                ============    ============    ============    ============

           LARGE CAP                        MID CAP                        INTERNATIONAL                   SMALL CAP
          GROWTH FUND                      GROWTH FUND                      GROWTH FUND                    GROWTH FUND
-----------------------------   -------------------------------    ------------------------------    ------------------------------
 YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED      YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
  JUNE 30,         JUNE 30,         JUNE 30,         JUNE 30,         JUNE 30,         JUNE 30,         JUNE 30,         JUNE 30,
    2004             2003             2004             2003             2004             2003             2004             2003
------------    -------------    -------------    -------------    -------------    -------------    -------------    -------------
$     11,089    $      43,757    ($  1,353,672)   ($  1,124,324)   $      65,690    $     420,128    ($  2,315,536)   ($  1,567,958)
      35,909       (6,536,986)       5,815,043      (29,541,134)      (1,775,854)     (11,557,686)      14,565,264      (24,258,198)

  10,525,661        7,056,934       39,458,539       31,743,942       12,560,072        4,260,724       18,475,012       29,931,512
          --               --               --               --            1,398            4,027               --               --

          --               --               --               --             (907)          (2,822)              --               --
------------    -------------    -------------    -------------    -------------    -------------    -------------    -------------


  10,572,659          563,705       43,919,910        1,078,484       10,850,399       (6,875,629)      30,724,740        4,105,356
------------    -------------    -------------    -------------    -------------    -------------    -------------    -------------

     (43,757)              --               --               --         (424,155)              --               --               --
          --               --               --               --               --               --               --               --
------------    -------------    -------------    -------------    -------------    -------------    -------------    -------------

     (43,757)              --               --               --         (424,155)              --               --               --
------------    -------------    -------------    -------------    -------------    -------------    -------------    -------------

   6,125,777       10,694,474       20,601,327       36,506,428       41,670,314      232,337,183       47,306,303       59,140,518
      42,592               --               --               --          372,107               --               --               --
 (12,246,650)     (15,773,839)     (29,747,977)     (48,759,036)     (66,720,583)    (246,748,641)     (61,132,401)     (61,017,722)
------------    -------------    -------------    -------------    -------------    -------------    -------------    -------------


  (6,078,281)      (5,079,365)      (9,146,650)     (12,252,608)     (24,678,162)     (14,411,458)     (13,826,098)      (1,877,204)
------------    -------------    -------------    -------------    -------------    -------------    -------------    -------------

   4,450,621       (4,515,660)      34,773,260      (11,174,124)     (14,251,918)     (21,287,087)      16,898,642        2,228,152

  59,323,693       63,839,353      170,172,536      181,346,660       48,533,251       69,820,338      182,911,720      180,683,568
------------    -------------    -------------    -------------    -------------    -------------    -------------    -------------
$ 63,774,314    $  59,323,693    $ 204,945,796    $ 170,172,536    $  34,281,333    $  48,533,251    $ 199,810,362    $ 182,911,720
============    =============    =============    =============    =============    =============    =============    =============

$ 79,197,308    $  85,275,589    $ 218,524,080    $ 229,024,402    $  67,697,453    $  92,375,615    $ 238,475,932    $ 254,617,566

      11,089           43,757               --               --           67,088          424,155               --               --


 (23,570,065)     (23,605,974)     (59,864,906)     (65,679,949)     (36,118,048)     (34,342,194)     (65,565,565)     (80,130,829)
   8,135,982       (2,389,679)      46,286,622        6,828,083        2,634,891       (9,925,181)      26,899,995        8,424,983

          --               --               --               --              (51)             856               --               --
------------    -------------    -------------    -------------    -------------    -------------    -------------    -------------
$ 63,774,314    $  59,323,693    $ 204,945,796    $ 170,172,536    $  34,281,333    $  48,533,251    $ 199,810,362    $ 182,911,720
============    =============    =============    =============    =============    =============    =============    =============

     206,906          436,179        2,202,389        5,098,620        4,305,121       26,277,940        1,954,480        3,132,916
       1,477               --               --               --           34,907               --               --               --
    (416,723)        (650,676)      (3,270,060)      (6,920,288)      (6,461,642)     (27,581,341)      (2,506,823)      (3,260,004)
------------    -------------    -------------    -------------    -------------    -------------    -------------    -------------

    (208,340)        (214,497)      (1,067,671)      (1,821,668)      (2,121,614)      (1,303,401)        (552,343)        (127,088)
============    =============    =============    =============    =============    =============    =============    =============



See accompanying notes to financial statements on page 52.                    49

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (continued)

                                                                             SCIENCE AND
                                                                             TECHNOLOGY                    DEVELOPING MARKETS
                                                                             GROWTH FUND                       GROWTH FUND
                                                                   ------------------------------    ------------------------------
                                                                      YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                                       JUNE 30,         JUNE 30,         JUNE 30,         JUNE 30,
                                                                         2004             2003             2004             2003
                                                                   -------------    -------------    -------------    -------------
OPERATIONS:
    Net investment income (loss)                                   ($    212,838)   ($    133,456)   $      34,037    $      28,009
    Net realized gain (loss) on investments                           (1,707,683)      (5,718,058)         719,270         (692,664)
    Net change in unrealized appreciation
      (depreciation) on investments                                    5,578,478        6,706,666        1,166,461          684,551
    Net realized gain (loss) on foreign currency transactions                 --               --               63              (65)
    Net change in unrealized appreciation (depreciation) on
      foreign currency transactions                                           --               --              (12)              12
                                                                   -------------    -------------    -------------    -------------

      Net increase (decrease) in net assets resulting from
        operations                                                     3,657,957          855,152        1,919,819           19,843
                                                                   -------------    -------------    -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                                                     --               --          (49,000)              --
    Net realized gains on investments                                         --               --               --               --
                                                                   -------------    -------------    -------------    -------------

      Total distributions                                                     --               --          (49,000)              --
                                                                   -------------    -------------    -------------    -------------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from shares sold                                          4,677,690        5,517,587       11,204,371       37,920,464
    Reinvested distributions                                                  --               --           47,680               --
    Payments for shares redeemed                                      (4,481,796)      (5,190,596)     (13,669,722)     (40,613,325)
                                                                   -------------    -------------    -------------    -------------

      Increase (decrease) in net assets from
        capital share transactions                                       195,894          326,991       (2,417,671)      (2,692,861)
                                                                   -------------    -------------    -------------    -------------

        Total increase (decrease) in net assets                        3,853,851        1,182,143         (546,852)      (2,673,018)
NET ASSETS
    Beginning of period                                               15,199,673       14,017,530        8,577,270       11,250,288
                                                                   -------------    -------------    -------------    -------------
    End of period                                                  $  19,053,524    $  15,199,673    $   8,030,418    $   8,577,270
                                                                   =============    =============    =============    =============
NET ASSETS CONSIST OF:
    Capital (par value and paid-in surplus)                        $  38,270,535    $  38,287,479    $   9,827,445    $  12,245,116
    Undistributed (distributions in excess of) net
      investment income                                                       --               --           13,044           27,944
    Accumulated net realized gain (loss) from
      security transactions and foreign
      currency transactions                                          (22,124,692)     (20,417,009)      (2,847,313)      (3,566,583)
    Unrealized appreciation (depreciation) on investments              2,907,681       (2,670,797)       1,037,249         (129,212)
    Unrealized appreciation (depreciation) on foreign
      currency transactions                                                   --               --               (7)               5
                                                                   -------------    -------------    -------------    -------------

                                                                   $  19,053,524    $  15,199,673    $   8,030,418    $   8,577,270
                                                                   =============    =============    =============    =============

CAPITAL TRANSACTIONS IN SHARES:
    Sold                                                                 513,364          772,939        1,243,812        5,153,943
    Reinvested distributions                                                  --               --            4,895               --
    Redeemed                                                            (500,435)        (749,462)      (1,493,266)      (5,486,325)
                                                                   -------------    -------------    -------------    -------------

Net increase (decrease)                                                   12,929           23,477         (244,559)        (332,382)
                                                                   =============    =============    =============    =============


50                    See accompanying notes to financial statements on page 52.

                  This page has been left blank intentionally.

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

(1)        SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
           Sit Mutual Funds are no-load funds, and are registered under the Investment Company Act of 1940 (as amended) as diversified, open-end management investment companies, or series thereof. The Sit Developing Markets Growth, Sit Small Cap Growth, Sit Dividend Growth, Sit International Growth, Sit Balanced, and Sit Science and Technology Growth Funds are series funds of Sit Mutual Funds, Inc.

           This report covers the equity funds of the Sit Mutual Funds (the Funds). The investment objective for each Fund is as follows:


---------------------------------------------------------------------------------------------------------------------
           FUND                                                INVESTMENT OBJECTIVE
---------------------------------------------------------------------------------------------------------------------
          Balanced                                Long-term capital growth consistent with the
                                                  preservation of principal and to provide regular income.
---------------------------------------------------------------------------------------------------------------------
       Dividend Growth                            Provide regular income and maximize long-term capital appreciation.
---------------------------------------------------------------------------------------------------------------------
   Large Cap Growth Fund, Inc.                    Maximize long-term capital appreciation.
---------------------------------------------------------------------------------------------------------------------
    Mid Cap Growth Fund, Inc.                     Maximize long-term capital appreciation.
---------------------------------------------------------------------------------------------------------------------
     International Growth                         Maximize long-term growth.
---------------------------------------------------------------------------------------------------------------------
       Small Cap Growth                           Maximize long-term capital appreciation.
---------------------------------------------------------------------------------------------------------------------
Science and Technology Growth Fund                Maximize long-term capital appreciation.
---------------------------------------------------------------------------------------------------------------------
    Developing Markets Growth                     Maximize long-term capital appreciation.
---------------------------------------------------------------------------------------------------------------------


           Significant accounting policies followed by the Funds are summarized below:

           SHORT-TERM (REDEMPTION) FEES
           The Funds (except Balanced) charge a redemption fee equal to 2.00% of the proceeds on shares held for less than 30 calendar days. The fee is retained by the Fund for the benefit of its long-term shareholders and accounted for as an addition to paid in capital.

           INVESTMENTS IN SECURITIES
           Investments in securities traded on national or international securities exchanges are valued at the last reported sales price prior to the time when assets are valued. Securities traded on the over-the-counter market are valued at the last reported sales price or if the last sales price is not available at the last reported bid price. The sale and bid prices are obtained from independent pricing services. Debt securities maturing more than 60 days are priced by an independent pricing service. When market quotations are not readily available, or securities cannot be valued by the pricing service, securities are valued at fair value as determined in good faith using procedures established by the Board of Directors, which may include dealer supplied valuations. Debt securities maturing in less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost.


           Security transactions are accounted for on the date the securities are purchased or sold. Securities gains and losses are calculated on the identified-cost basis. Dividend income is recorded on the ex-dividend date or upon the receipt of ex-dividend notification in the case of certain foreign securities. Interest, including level-yield amortization of long-term bond premium and discount, is recorded on the accrual basis.

           ILLIQUID SECURITIES
           Each Fund currently limits investments in illiquid securities to 15% of net assets. At June 30, 2004, there were no securities held by the Funds deemed illiquid by the investment adviser. Pursuant to the guidelines adopted by the Board of Directors, certain unregistered securities are determined to be liquid and are not included within the limitation specified above.

           FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS The market value of securities and other assets and liabilities denominated in foreign currencies for Developing Markets Growth Fund and International Growth Fund are translated daily into U.S. dollars at the closing rate of exchange. Purchases and sales of securities, income and expenses are translated at the exchange rate on the transaction date. Dividend and interest income includes currency exchange gains (losses) realized between the accrual and payment dates on such income. Exchange gains (losses) may also be realized between the trade and settlement dates on security and forward contract transactions. For securities denominated in foreign currencies, the effect of changes in foreign exchange rates on realized and unrealized gains or losses is reflected as a component of such gains or losses.

           The Developing Markets Growth and International Growth Funds may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation is determined using foreign currency exchange rates from an independent pricing service. The Funds are subject to the credit risk that the other party will not complete the obligations of the contract.

           FEDERAL TAXES
           The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. Also, in order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of their net investment income and net realized gains on a calendar year basis.

           Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year for net investment income or net realized gains may also differ from its ultimate characterization for tax purposes. The tax character of distributions paid during the fiscal years ended June 30, was as follows:

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)


           YEAR ENDED JUNE 30, 2004:
                                                    Ordinary                      Long Term
                                                     Income                     Capital Gain                     Total
                                                     ------                     ------------                     -----
           Balanced                                 $273,000                        -----                     $273,000
           Dividend Growth                            20,000                        -----                       20,000
           Large Cap Growth                           43,757                        -----                       43,757
           Mid Cap Growth                              -----                        -----                        -----
           International Growth                      424,155                        -----                      424,155
           Small Cap Growth                            -----                        -----                        -----
           Science & Technology Growth                 -----                        -----                        -----
           Developing Markets Growth                  49,000                        -----                       49,000

           YEAR ENDED JUNE 30, 2003:
                                                    Ordinary                     Long Term
                                                     Income                     Capital Gain                     Total
                                                     ------                     ------------                     -----
           Balanced                                 $455,000                        -----                      $455,000
           Dividend Growth                             -----                        -----                         -----
           Large Cap Growth                            -----                         ----                         -----
           Mid Cap Growth                              -----                        -----                         -----
           International Growth                        -----                        -----                         -----
           Small Cap Growth                            -----                        -----                         -----
           Science & Technology Growth                 -----                        -----                         -----
           Developing Markets Growth                   -----                        -----                         -----

           As of June 30, 2004, the components of distributable earnings on a tax basis were as follows:

                                                 Undistributed                  Accumulated                  Unrealized
                                                   Ordinary                       Capital                   Appreciation
                                                    Income                      Gain (Loss)                (Depreciation)
                                                    ------                      -----------                --------------
           Balanced                                  $57,274                  ($5,625,945)                      $781,548
           Dividend Growth                            27,194                      (47,641)                       117,596
           Large Cap Growth                           11,089                  (23,448,962)                     8,014,880
           Mid Cap Growth                              -----                  (59,547,420)                    45,969,137
           International Growth                       68,061                  (36,116,184)                     2,632,003
           Small Cap Growth                            -----                  (65,521,207)                    26,855,636
           Science & Technology Growth                 -----                  (21,980,905)                     2,763,894
           Developing Markets Growth                  13,236                   (2,847,504)                     1,037,242

           Undistributed net investment income and accumulated net realized gains (losses) from the Statement of Changes in Net Assets have been increased (decreased) by current permanent book-to-tax differences resulting in reclassification of additional paid-in capital as follows:

                                                 Undistributed                  Accumulated                  Additional
                                                Net Investment                 Net Realized                    Paid-in
                                                    Income                      Gain (Loss)                    Capital
                                                    ------                      -----------                    -------
           Mid Cap Growth                          1,353,672                        -----                     (1,353,672)
           International Growth                        1,398                       (1,398)                         -----
           Small Cap Growth                        2,315,536                        -----                     (2,315,536)
           Science & Technology Growth               212,838                        -----                       (212,838)
           Developing Markets Growth                      63                          (63)                         -----


           As of June 30, 2004, for federal income tax purposes, some Funds have capital loss carryovers that, if not offset by subsequent capital gains, will begin to expire as follows:

                                                             Loss Carryover                    Expiration Years
                                                             --------------                    ----------------
           Balanced                                             $5,625,945                        2010 - 2013
           Dividend Growth                                          47,641                           2013
           Large Cap Growth                                     23,448,962                        2010 - 2013
           Mid Cap Growth                                       59,547,420                        2010 - 2012
           International Growth                                 36,116,184                        2009 - 2013
           Small Cap Growth                                     65,521,207                        2010 - 2012
           Science & Technology Growth                          21,980,905                        2010 - 2013
           Developing Markets Growth                             2,847,504                        2008 - 2013

           DISTRIBUTIONS
           Distributions to shareholders are recorded as of the close of business on the record date. Such distributions are payable in cash or reinvested in additional shares of the Funds' capital stock. Distributions from net investment income, if any, are declared and paid quarterly for the Balanced and Dividend Growth Funds and declared and paid annually for Science and Technology Growth, Developing Markets Growth, Small Cap Growth, International Growth, Mid Cap Growth, and Large Cap Growth Funds. Distributions from net realized gains, if any, will be made annually for each of the Funds.

           CONCENTRATION OF INVESTMENTS
           The Developing Markets Growth Fund may concentrate investments in countries with limited or developing capital markets which may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund's investments and the income it generates, as well as the Fund's ability to repatriate such amounts.

           USE OF ESTIMATES
           The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results. Actual results could differ from those estimates.

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

(2)        INVESTMENT SECURITY TRANSACTIONS

           Purchases of and proceeds from sales and maturities of investment securities, other than short-term securities, for the period ended June 30, 2004, were as follow:

                                                                      Purchases ($)             Proceeds ($)
                                                                      -------------             ------------
           Balanced Fund                                                6,957,762                 12,412,652
           Dividend Growth                                              7,168,303                    745,255
           Large Cap Growth Fund                                       18,035,034                 24,017,521
           Mid Cap Growth Fund                                        120,601,003                128,706,772
           International Growth Fund                                   20,717,857                 45,783,975
           Small Cap Growth Fund                                      131,127,662                141,251,937
           Science and Technology Growth Fund                           9,613,601                  9,740,266
           Developing Markets Growth Fund                               2,973,057                  4,883,927


(3)        EXPENSES

           INVESTMENT ADVISER
           The Funds each have entered into an investment management agreement with Sit Investment Associates, Inc. (SIA), under which SIA manages the Funds' assets and provides research, statistical and advisory services, and pays related office rental, executive expenses and executive salaries. The current fee for investment management and advisory services is based on the average daily net assets of the Funds at the annual rate of:

                                                                            Contractual            Net of Adviser's
                                                                            Management               Voluntary Fee
                                                                                Fee                           Waiver
                                                                                ---                           ------
           Balanced Fund                                                       1.00%                           1.00%
           Dividend Growth Fund                                                1.00%                           1.00%
           Large Cap Growth Fund                                               1.00%                           1.00%
           Mid Cap Growth Fund                                                 1.25%                           1.15%
           International Growth Fund                                           1.85%                           1.50%
           Small Cap Growth Fund                                               1.50%                           1.50%
           Science and Technology Growth Fund                                  1.50%                           1.35%
           Developing Markets Growth Fund                                      2.00%                           2.00%

           SIA is obligated to pay all of the Funds' expenses (excluding extraordinary expenses, stock transfer taxes, interest, brokerage commissions and other transaction charges relating to investing activities).

           For the periods through December 31, 2004 the Adviser has agreed to limit the management fee of the Mid Cap Growth Fund, Science and Technology Growth Fund, and International Growth Fund to 1.15%, 1.35%, and 1.50% of the Fund's average daily net assets respectively.

           The Funds invest in the Sit Money Market Fund. The terms of such transactions were identical to those of non-related entities except that, to avoid duplicate investment advisory fees, SIA remits to each Fund an amount equal to all fees otherwise due to them under their investment management agreement for the assets invested in the Sit Money Market Fund. The Funds owned the following shares as of June 30, 2004:

           Fund                                                    Shares
           ----                                                    ------
           Balanced Fund                                          283,000
           Dividend Growth Fund                                   546,000
           Large Cap Growth Fund                                  803,000
           Mid Cap Growth Fund                                  5,662,000
           International Growth Fund                              736,000
           Small Cap Growth Fund                                4,730,000
           Science and Technology Growth Fund                      93,000
           Developing Markets Growth Fund                          38,000

           INVESTMENT SUB-ADVISER
           SIA has entered into a sub-advisory arrangement with an affiliated international investment adviser, Sit/Kim International Investment Associates, Inc. ("SKI"). SKI provides investment research information and portfolio management service for the Developing Markets Growth Fund and International Growth Fund. Generally, as compensation for its services under the sub-advisory agreement, SIA pays SKI a monthly fee of 1/12 of .75% (.65% net of waiver for the International Growth Fund) on the first $100 million of each Fund's average daily net assets, 1/12 of .50% on the next $100 million of average daily net assets and 1/12 of .40% of average daily net assets in excess of $200 million. SKI has agreed to waive any fees under the agreement to the extent that cumulative out of pocket expenses of each Fund borne by SIA exceed the cumulative fees received by SIA pursuant to each Fund's investment management agreement. In accordance with the agreement, fees of $382,674 were paid or payable to SKI for the year ended June 30, 2004.

           TRANSACTIONS WITH AFFILIATES
           The investment adviser, affiliates of the investment adviser, directors and officers of the Funds as a whole owned the following shares as of June 30, 2004:
                                                                     % Shares
                                                    Shares         Outstanding
                                                    ------         -----------
           Balanced Fund                            233,567            25.9
           Dividend Growth Fund                     222,969            32.9
           Large Cap Growth Fund                    466,714            23.4
           Mid Cap Growth Fund                    3,087,559            15.4
           International Growth Fund                728,245            23.9
           Small Cap Growth Fund                    965,971            12.2
           Science and Technology Growth Fund       677,410            35.6
           Developing Markets Growth Fund           161,880            19.9

SIT BALANCED FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                       Years Ended June 30,
                                                            ----------------------------------------------------------------------
                                                                2004           2003           2002           2001           2000
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    Beginning of period                                     $    12.47     $    12.29     $    15.33     $    19.18     $    17.38
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income (2)                                      .21            .29            .36            .46            .40
    Net realized and unrealized gains
       (losses) on investments                                    1.34            .22          (3.01)         (3.51)          2.51
----------------------------------------------------------------------------------------------------------------------------------
Total from operations                                             1.55            .51          (2.65)         (3.05)          2.91
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                    (.22)          (.33)          (.38)          (.48)          (.37)
    From realized gains                                             --             --           (.01)          (.32)          (.74)
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                               (.22)          (.33)          (.39)          (.80)         (1.11)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    End of period                                           $    13.80     $    12.47     $    12.29     $    15.33     $    19.18
----------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                      12.53%          4.43%        (17.62%)       (16.39%)        17.28%
----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                 $   12,441     $   16,065     $   17,825     $   24,947     $   19,304

RATIOS:
    Expenses to average daily net assets                          1.00%          1.00%          1.00%          1.00%          1.00%
    Net investment income to average daily net assets             1.58%          2.54%          2.52%          2.89%          2.34%
Portfolio turnover rate (excluding short-term securities)        44.82%         48.86%         53.53%         63.32%         68.22%


-----------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) The net investment income (loss) per share is based on average shares outstanding for the period.

SIT DIVIDEND GROWTH FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                  Six months
                                                                       ended
                                                                    June 30,
                                                                     2004(*)
------------------------------------------------------------------------------
NET ASSET VALUE:
    Beginning of period                                               $10.00
------------------------------------------------------------------------------
OPERATIONS:
    Net investment income (loss) (2)                                     .08
    Net realized and unrealized gains
       (losses) on investments                                           .10
------------------------------------------------------------------------------
Total from operations                                                    .18
------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                          (.04)
    From realized gains                                                 ----
------------------------------------------------------------------------------
Total distributions                                                     (.04)
------------------------------------------------------------------------------
NET ASSET VALUE:
    End of period                                                     $10.14
------------------------------------------------------------------------------
Total investment return (1)                                            1.75%
------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                           $6,872

RATIOS:
    Expenses to average daily net assets                               1.00% (3)
    Net investment income (loss) to average daily net assets           1.79% (3)
Portfolio turnover rate (excluding short-term securities)             13.67%

-----------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) The net investment income (loss) per share is based on average shares outstanding for the period.

(3)    Percentages for the period June 30, 2004 are adjusted to an annual rate.

(*)    Fund's inception date was December 31, 2003.



See accompanying notes to financial statements on page 52.                    59

SIT LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                          Years Ended June 30,
                                                             ------------------------------------------------------------------
                                                                 2004          2003         2002         2001          2000
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    Beginning of period                                       $   26.92     $   26.40    $   38.99     $   63.66      $   52.84
   ----------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income (loss) (2)                                .01           .02         (.08)         (.16)          (.18)
    Net realized and unrealized gains
      (losses) on investments                                      5.05           .50       (12.17)       (19.48)         14.41
   ----------------------------------------------------------------------------------------------------------------------------
Total from operations                                              5.06           .52       (12.25)       (19.64)         14.23
   ----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                     (.02)           --           --            --             --
    From realized gains                                              --            --         (.34)        (5.03)         (3.41)
   ----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                (.02)           --         (.34)        (5.03)         (3.41)
   ----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    End of period                                             $   31.96     $   26.92    $   26.40     $   38.99      $   63.66
   ----------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                       18.81%         1.97%      (31.63%)      (32.92%)        27.75%
   ----------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                   $  63,774     $  59,324    $  63,839     $ 122,829      $ 172,400

RATIOS:
    Expenses to average daily net assets                           1.00%         1.00%        1.00%         1.00%          1.00%
    Net investment income (loss) to average daily net assets       0.02%         0.08%       (0.25%)       (0.33%)        (0.31%)
Portfolio turnover rate (excluding short-term securities)         29.71%        33.40%       34.74%        45.26%         48.95%

-----------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) The net investment income (loss) per share is based on average shares outstanding for the period.

SIT MID CAP GROWTH FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


                                                                                         Years Ended June 30,
                                                           ---------------------------------------------------------------------
                                                              2004         2003          2002           2001           2000
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    Beginning of period                                     $   8.06      $   7.91      $  12.37       $  23.57       $  14.54
------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income (loss) (3)                            (.07)         (.05)         (.07)          (.08)          (.12)
    Net realized and unrealized gains
      (losses) on investments                                   2.24           .20         (4.16)         (7.05)         10.38
------------------------------------------------------------------------------------------------------------------------------
Total from operations                                           2.17           .15         (4.23)         (7.13)         10.26
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                    --            --            --             --             --
    From realized gains                                           --            --          (.23)         (4.07)         (1.23)
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                               --            --          (.23)         (4.07)         (1.23)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    End of period                                           $  10.23      $   8.06      $   7.91       $  12.37       $  23.57
------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                    26.92%         1.90%       (34.66%)       (35.21%)        73.01%
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                 $204,946      $170,173      $181,347       $360,037       $566,639

RATIOS:
    Expenses to average daily net assets                        1.15% (2)     1.15% (2)     1.15% (2)      1.06% (2)      1.00% (2)
    Net investment income (loss) to average daily net assets   (0.71%)(2)    (0.73%)(2)    (0.79%)(2)     (0.49%)(2)     (0.58%)(2)
Portfolio turnover rate (excluding short-term securities)      65.14%        53.19%        60.88%         56.21%         62.21%

-----------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Total Fund expenses are contractually limited to 1.25% of average daily net assets. However, during the years ended June 30, 2004, 2003, 2002, 2001, and 2000, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.25% for each of these periods and the ratio of net investment income (loss) to average daily net assets would have been (0.81%), (0.83%), (0.89%), (0.68%), and (0.83%), respectively.

(3) The net investment income (loss) per share is based on average shares outstanding for the period.






See accompanying notes to financial statements on page 52.                    61

SIT INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                       Years Ended June 30,
                                                             -----------------------------------------------------------------
                                                                 2004       2003         2002          2001            2000
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    Beginning of period                                        $  9.39     $ 10.79      $  14.61      $  23.58        $  18.77
------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income (loss) (3)                               .01         .07          (.03)         (.03)           (.04)
    Net realized and unrealized gains
      (losses) on investments                                     1.92       (1.47)        (3.79)        (8.42)           6.36
------------------------------------------------------------------------------------------------------------------------------
Total from operations                                             1.93       (1.40)        (3.82)        (8.45)           6.32
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                    (.08)         --            --            --            (.23)
    From realized gains                                             --          --            --          (.52)          (1.28)
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                               (.08)         --            --          (.52)          (1.51)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    End of period                                              $ 11.24     $  9.39      $  10.79      $  14.61        $  23.58
------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                      20.63%     (12.97%)      (26.15%)      (36.43%)         33.38%
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                    $34,281     $48,533      $ 69,820      $123,085        $167,909

RATIOS:
    Expenses to average daily net assets                          1.50%(2)    1.50%(2)      1.50% (2)     1.50% (2)       1.50% (2)
    Net investment income (loss) to average daily net assets      0.14%(2)    0.81%(2)     (0.22%)(2)    (0.20%)(2)      (0.40%)(2)
Portfolio turnover rate (excluding short-term securities)        44.37%      21.02%        25.78%        25.22%          30.61%

-----------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Total Fund expenses are contractually limited to 1.85% of average daily net assets. However, during the years ended June 30, 2004, 2003, 2002, 2001, and 2000, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.85% for each of these periods and the ratio of net investment income (loss) to average daily net assets would have been (.21%), 0.46%, (0.57%), (0.55%), and (0.75%), respectively.

(3) The net investment income (loss) per share is based on average shares outstanding for the period.

SIT SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                        Years Ended June 30,
                                                             ---------------------------------------------------------------
                                                                 2004        2003          2002        2001        2000
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    Beginning of period                                       $   21.64    $   21.06    $   28.99    $   41.35    $   18.28
---------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income (loss) (2)                               (.27)        (.18)        (.24)        (.13)        (.18)
    Net realized and unrealized gains
       (losses) on investments                                     3.92          .76        (7.65)      (11.65)       23.25
---------------------------------------------------------------------------------------------------------------------------
Total from operations                                              3.65          .58        (7.89)      (11.78)       23.07
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From realized gains                                              --           --         (.04)        (.58)          --
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                  --           --         (.04)        (.58)          --
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    End of period                                             $   25.29    $   21.64    $   21.06    $   28.99    $   41.35
---------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                       16.87%        2.75%      (27.24%)     (28.79%)     126.20%
---------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                   $ 199,810    $ 182,912    $ 180,684    $ 227,888    $ 190,630

RATIOS:
    Expenses to average daily net assets                           1.50%        1.50%        1.50%        1.50%        1.50%
    Net investment income (loss) to average daily net assets      (1.10%)      (1.00%)      (0.99%)      (0.41%)      (0.83%)
Portfolio turnover rate (excluding short-term securities)         65.79%       59.98%       65.25%       39.91%       39.31%

-----------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) The net investment income (loss) per share is based on average shares outstanding for the period.

























See accompanying notes to financial statements on page 52.                    63

SIT SCIENCE AND TECHNOLOGY GROWTH FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                         Years Ended June 30,
                                                          ---------------------------------------------------------------------
                                                             2004           2003           2002           2001           2000
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    Beginning of period                                    $   8.05       $   7.52       $  15.23       $  33.38       $  15.23
-------------------------------------------------------------------------------------------------------------------------------
Operations:
    Net investment income (loss) (3)                           (.11)          (.07)          (.12)          (.19)          (.17)
    Net realized and unrealized gains
       (losses) on investments                                 2.08            .60          (7.58)        (17.10)         18.32
-------------------------------------------------------------------------------------------------------------------------------
Total from operations                                          1.97            .53          (7.70)        (17.29)         18.15
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                   --             --             --             --             --
    From realized gains                                          --             --           (.01)          (.86)            --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                              --             --           (.01)          (.86)            --
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    End of period                                          $  10.02       $   8.05       $   7.52       $  15.23       $  33.38
-------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                   24.47%          7.05%        (50.57%)       (52.96%)       119.17%
-------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                $ 19,054       $ 15,200       $ 14,018       $ 30,453       $ 46,173

RATIOS:
    Expenses to average daily net assets                       1.35% (2)      1.35% (2)      1.35% (2)      1.29% (2)      1.25% (2)
    Net investment income (loss) to average net assets        (1.20%)(2)     (1.05%)(2)     (1.06%)(2)     (0.94%)(2)     (0.86%)(2)
Portfolio turnover rate (excluding short-term securities)     55.54%         49.67%         76.78%         34.59%         29.60%

-----------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Total Fund expenses are contractually limited to 1.50% of average daily net assets. However, during the years ended June 30, 2004, 2003, 2002, 2001, and 2000, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.50% for each of these periods and the ratio of net investment income (loss) to average daily net assets would have been (1.35%), (1.20%), (1.21%), (1.15%), and (1.11%), respectively.

(3) The net investment income (loss) per share is based on average shares outstanding for the period.

SIT DEVELOPING MARKETS GROWTH FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                         Years Ended June 30,
                                                            ------------------------------------------------------------------
                                                                 2004         2003        2002          2001         2000
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    Beginning of period                                       $     8.12   $     8.10  $     9.17    $    13.43    $     9.98
-----------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income (loss) (2)                                 .04          .02        (.02)           --          (.06)
    Net realized and unrealized gains
       (losses) on investments                                      1.78           --       (1.05)        (4.26)         3.51
-----------------------------------------------------------------------------------------------------------------------------
Total from operations                                               1.82          .02       (1.07)        (4.26)         3.45
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                      (.05)          --          --            --            --
    From realized gains                                               --           --          --            --            --
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                 (.05)          --          --            --            --
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    End of period                                             $     9.89   $     8.12  $     8.10    $     9.17    $    13.43
-----------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                        22.48%        0.25%     (11.66%)      (31.72%)       34.57%
-----------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                   $    8,030   $    8,577  $   11,250    $   13,877    $   14,676

RATIOS:
    Expenses to average daily net assets                            2.00%        2.00%       2.00%         2.00%         2.00%
    Net investment income (loss) to average daily net assets        0.37%        0.31%      (0.20%)        0.02%        (0.55%)
Portfolio turnover rate (excluding short-term securities)          33.72%        6.61%      25.40%        21.87%        48.39%



-----------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) The net investment income (loss) per share is based on average shares outstanding for the period.






See accompanying notes to financial statements on page 52.                    65

REPORT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

The Board of Directors and Shareholders
Sit Large Cap Growth Fund, Inc.
Sit Mid Cap Growth Fund, Inc.
Sit Mutual Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolios of investments, of Sit Balanced Fund (a series of Sit Mutual Funds, Inc.), Sit Dividend Growth Fund (a series of Sit Mutual Funds, Inc.), Sit Large Cap Growth Fund, Inc., Sit Mid Cap Growth Fund, Inc., Sit International Growth Fund (a series of Sit Mutual Funds, Inc.), Sit Small Cap Growth Fund (a series of Sit Mutual Funds, Inc.), Sit Science and Technology Growth Fund (a series of Sit Mutual Funds, Inc.), and Sit Developing Markets Growth Fund (a series of Sit Mutual Funds, Inc.) as of June 30, 2004, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2004, by correspondence with the custodian or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sit Balanced Fund, Sit Dividend Growth Fund, Sit Large Cap Growth Fund, Sit Mid Cap Growth Fund, Sit International Growth Fund, Sit Small Cap Growth Fund, Sit Science and Technology Growth Fund, and Sit Developing Markets Growth Fund as of June 30, 2004 and the results of their operations, the changes in their net assets, and the financial highlights for the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.


KPMG  LLP
August 6, 2004

INFORMATION ABOUT DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

The Sit Mutual Funds are a family of 14 no-load mutual funds. The eight Stock Funds described in this Stock Funds Annual Report are the Sit Mid Cap Growth Fund, Sit Large Cap Growth Fund, Sit International Growth Fund, Sit Balanced Fund, Sit Developing Markets Growth Fund, Sit Small Cap Growth Fund, Sit Dividend Growth Fund, and the Sit Science and Technology Growth Fund (the "Funds" or individually, a "Fund"). The six Bond Funds within the Sit Mutual Fund family are described in a Bond Funds Annual Report. The Sit Mid Cap Growth Fund and Sit Large Cap Growth Fund, and the corporate issuer of the Sit International Growth Fund, Sit Balanced Fund, Sit Developing Markets Growth Fund, Sit Small Cap Growth Fund, Sit Dividend Growth Fund and the Sit Science and Technology Growth Fund have a Board of Directors and officers. Pursuant to Minnesota law, the Boards of Directors are responsible for the management of the Funds and the establishment of the Funds' policies. The officers of the Funds manage the day-to-day operation of the Funds. Information pertaining to the directors and officers of the Funds is set forth below. The Stock Funds SAI has additional information about the Fund directors and is available without charge upon request by calling the Sit Funds at 800-332-5580.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      NUMBER OF
                                                                                                      FUNDS IN FUND    OTHER
                                            TERM OF OFFICE(1)                                         COMPLEX          DIRECTORSHIPS
   NAME, ADDRESS          POSITION(S)       AND LENGTH OF         PRINCIPAL OCCUPATION(S)             OVERSEEN BY      HELD BY
      AND AGE             HELD WITH FUND    TIME SERVED           DURING PAST FIVE YEARS              DIRECTOR         DIRECTOR(4)
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS:
------------------------------------------------------------------------------------------------------------------------------------
Eugene C. Sit (2)         Director and      Director since        Chairman, CEO and CIO of Sit        14               None
Age: 65                   Chairman          inception.            Investment Associates, Inc. (the
                                                                  "Adviser"); and Sit/Kim Interna-
                                                                  tional Investment Associates,
                                                                  Inc., ("Sit/Kim"); Director of
                                                                  SIA Securities Corp. (the
                                                                  "Distributor"); and Chairman and
                                                                  CEO of Sit Investment Fixed
                                                                  Income Advisors, Inc. ("SF")
------------------------------------------------------------------------------------------------------------------------------------
William E. Frenzel (2)    Director          Director since 1991   Guest Scholar at the Brookings      14               None
Age: 75                                     or the Fund's         Institution and member of
                                            inception if later.   several government policy
                                                                  committees, foundations and
                                                                  organizations. Advisory
                                                                  Director of the Adviser;
                                                                  Director of Sit/Kim and SF.
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS:
------------------------------------------------------------------------------------------------------------------------------------
John E. Hulse             Director          Director since 1995.  Trustee, Pacific Gas & Electric     14               None
Age: 71                                                           Nuclear Decommissioning Trust.
------------------------------------------------------------------------------------------------------------------------------------
Sidney L. Jones           Director          Director from 1988    Lecturer, Washington Campus         14               None
Age: 70                                     to 1989 and from      Consortium of 17 Universities;
                                            1993 or the Fund's    Senior Advisor to Lawrence and
                                            inception if later.   Company, Toronto, Canada.

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      NUMBER OF
                                                                                                      FUNDS IN FUND    OTHER
                                            TERM OF OFFICE(1)                                         COMPLEX          DIRECTORSHIPS
   NAME, ADDRESS          POSITION(S)       AND LENGTH OF         PRINCIPAL OCCUPATION(S)             OVERSEEN BY      HELD BY
      AND AGE             HELD WITH FUND    TIME SERVED           DURING PAST FIVE YEARS              DIRECTOR         DIRECTOR(4)
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS:
(CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
Bruce C. Lueck            Director           Director since         President & CIO, Okabena          14                None
Age: 63                                      2004.                  Investment Services, Inc. from
                                                                    1985 to 2003; Board Member,
                                                                    Okabena Company from 1985
                                                                    to 2003; Board Member,
                                                                    Zephyr Management, L.P.
                                                                    from 1995 to present.
------------------------------------------------------------------------------------------------------------------------------------
Donald Phillips           Director           Director of the        CEO and CIO of WestLB Asset       14                None
Age: 56                                      International Fund     Management (USA) LLC, 4/00
                                             since 1993 and since   to present; President of
                                             1990 or the Fund s     Forstmann-Leff International,
                                             inception if later for Inc. (an investment adviser)
                                             all other Funds.       from 1997 to 4/00.
------------------------------------------------------------------------------------------------------------------------------------
Melvin C. Bahle           Director           Director Emeritus      Director and/or officer of        14                None
Age: 84                   Emeritus           since 1995.            several foundations and
                                                                    charitable organizations.
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS:
------------------------------------------------------------------------------------------------------------------------------------
Peter L. Mitchelson       Vice Chairman      Re-Elected by the      Director and President of the     N/A               N/A
Age: 63                                      Boards annually;       Adviser; Director and
                                             Officer since          Executive Vice President of
                                             inception.             Sit/Kim; Director of the
                                                                    Distributor; and Vice Chairman
                                                                    of SF. Director of the Sit
                                                                    Funds through 4/30/02.
------------------------------------------------------------------------------------------------------------------------------------
Roger J. Sit (3)          Executive Vice     Re-Elected by the      Present: Executive Vice           N/A               N/A
Age: 42                   President          Boards annually;       President - Research and
                                             Officer since 1998.    Investment Management of the
                                                                    Adviser; Director, President,
                                                                    COO and Deputy CIO of Sit/
                                                                    Kim.
------------------------------------------------------------------------------------------------------------------------------------
Erik S. Anderson          Vice President -   Re-Elected by the      Vice President - Research and     N/A               N/A
Age: 60                   Investments        Boards annually;       Investment Management of the
                                                                    Officer since 1991. Adviser.
------------------------------------------------------------------------------------------------------------------------------------
Ronald D. Sit (3)         Vice President -   Re-Elected by the      Vice President - Research and     N/A               N/A
Age: 44                   Investments        Boards annually;       Investment Management of
                                                                    Officer since 1985. the Adviser.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      NUMBER OF
                                                                                                      FUNDS IN FUND    OTHER
                                            TERM OF OFFICE(1)                                         COMPLEX          DIRECTORSHIPS
   NAME, ADDRESS          POSITION(S)       AND LENGTH OF         PRINCIPAL OCCUPATION(S)             OVERSEEN BY      HELD BY
      AND AGE             HELD WITH FUND    TIME SERVED           DURING PAST FIVE YEARS              DIRECTOR         DIRECTOR(4)
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS: (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
Robert W. Sit (3)         Vice President -      Re-Elected by the     Vice President - Research and     N/A                N/A
Age: 35                   Investments           Boards annually;      Investment Management of
                                                                      Officer since 1997. the Adviser.
------------------------------------------------------------------------------------------------------------------------------------
Bryce A. Doty             Vice President -      Re-Elected by the     Vice President and Fixed          N/A                N/A
Age: 37                   Investments.          Boards annually;      Income Portfolio Manager of
                          Balanced Fund only.   Officer since 1996.   SF.
------------------------------------------------------------------------------------------------------------------------------------
Michael P. Eckert         Vice President -      Re-Elected by the     Mutual Fund Institutional         N/A                N/A
Age: 48                   Institutional Client  Boards annually;      Client Group of Adviser.
                          Group                 Officer since 1989.
------------------------------------------------------------------------------------------------------------------------------------
Paul E. Rasmussen         Vice President and    Re-Elected by the     Vice President, Secretary,        N/A                N/A
Age: 43                   Treasurer             Boards annually;      Controller and Chief Compli-
                                                Officer since 1994.   ance Officer of the Adviser;
                                                                      Vice President, Secretary, and
                                                                      Chief Compliance Officer of
                                                                      Sit/Kim and SF; President of
                                                                      the Distributor.
------------------------------------------------------------------------------------------------------------------------------------
Michael J. Radmer         Secretary             Re-Elected by the     Partner of the Funds  general     N/A                N/A
Suite 1500                                      Boards annually;      counsel, Dorsey & Whitney,
50 South Sixth Street                           Officer since 1984.   LLP.
Minneapolis, MN 55402
Age: 59
------------------------------------------------------------------------------------------------------------------------------------
Carla J. Rose             Vice President,       Re-Elected by the     Vice President, Administra-       N/A                N/A
Age: 38                   Assistant Secretary   Boards annually;      tion & Deputy Controller of
                          & Assistant           Officer since 2000.   the Adviser; Vice President,
                          Treasurer                                   Administration and Controller
                                                                      of Sit/Kim; Controller and
                                                                      Treasurer of SF.
------------------------------------------------------------------------------------------------------------------------------------
Kelly K. Boston           Assistant Secretary   Re-Elected by the     Staff Attorney of the Adviser.    N/A                N/A
Age: 35                   & Assistant           Boards annually;
                          Treasurer             Officer since 2000.
------------------------------------------------------------------------------------------------------------------------------------


(1) Each Director serves until his resignation, removal or the next meeting of the shareholders at which election of directors is an agenda item and until his successor is duly elected and shall qualify.

(2) Directors who are deemed to be "interested person" of the Funds as that term is defined by the Investment Company Act of 1940. Mr. Sit is considered an "interested person" because he is an officer of Sit Investment Associates, Inc., the Fund's investment adviser. Mr. Frenzel is deemed to be an interested person because he is an advisory director and shareholder of the Fund's investment adviser.

(3)    Mr. Roger Sit, Mr. Ronald Sit, and Mr. Robert Sit are sons of Eugene C.
       Sit.

(4) Includes only directorships of companies required to report under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act.

FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

We are required by Federal tax regulations to provide shareholders with certain information regarding dividend distributions on an annual fiscal year basis. The figures are for informational purposes only and should not be used for reporting to federal or state revenue agencies. All necessary tax information will be mailed in January each year.

                                                            ORDINARY
FUND AND PAYABLE DATE                                      INCOME (A)
---------------------                                      ----------

Balanced Fund
   October 7, 2003                                          $0.05325
   December 9, 2003                                          0.05460
   April 8, 2004                                             0.04736
   July 8, 2004                                              0.06316
                                                            --------
                                                            $0.21837 (b)
                                                            ========
Dividend Growth Fund
   April 8, 2004                                            $0.03511
   July 8, 2004                                              0.03983
                                                            --------
                                                            $0.07493 (c)
                                                            ========

Large Cap Growth Fund
   December 9, 2003                                         $0.02117 (d)
                                                            ========

Developing Markets Growth Fund
   December 9, 2003                                         $0.05472 (e)
                                                            ========

International Growth Fund
   December 9, 2003                                         $0.08249 (e)
                                                            ========

(a) Includes distributions of short-term gains, if any, which are taxable as ordinary income.

(b) Taxable as ordinary income, 49.48% qualifying for reduced dividend income tax rate for individuals. Taxable as ordinary income, 48.97% qualifying for dividends-received deduction by corporations.

(c) Taxable as ordinary income, 100.00% qualifying for reduced dividend income tax rate for individuals. Taxable as ordinary income, 100.00% qualifying for dividends-received deduction by corporations.

(d) Taxable as ordinary income, 100.00% qualifying for reduced dividend income tax rate for individuals. Taxable as ordinary income, 100.00% qualifying for dividends-received deduction by corporations.

(e) Taxable as ordinary income, 100.00% qualifying for reduced dividend income tax rate for individuals.

PROXY VOTING POLICIES AND PROCEDURES, VOTING RECORD
--------------------------------------------------------------------------------



       Each Fund follows certain policies and procedures for voting proxies for securities held in each portfolio. A description of the Funds proxy voting polices and procedures is available without charge upon request by calling the Funds at 1-800-332-5580.

       Information regarding how each Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available 1) without charge upon request by calling the Funds at 1-800-332-5580; and 2) on the U.S. Securities and Exchange Commission s website at http://www.sec.gov.

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
A Look at Sit Mutual Funds


       Sit Mutual Funds are managed by Sit Investment Associates, Inc. Sit Investment Associates was founded by Eugene C. Sit in July 1981 and is dedicated to a single purpose, to be one of the premier investment management firms in the United States. Sit Investment Associates currently manages approximately $6.2 Billion for some of America's largest corporations, foundations and endowments.

       Sit Mutual Funds are comprised of fourteen no-load funds. no-load means that Sit Mutual Funds have no sales charges on purchases, no deferred sales charges, no 12b-1 fees and no redemption fees and no exchange fees. Every dollar you invest goes to work for you.

       Sit Mutual Funds offer:
           * Free telephone exchange
           * Dollar-cost averaging through an automatic investment plan
           * Electronic transfer for purchases and redemptions
           * Free checkwriting privileges on bond funds
           * Retirement accounts including IRAs and 401(k) plans



                                  [FLOW CHART]

--------------------------------------------------------------------------------
                              SIT FAMILY OF FUNDS
--------------------------------------------------------------------------------

STABILITY: SAFETY OF PRINCIPAL AND CURRENT INCOME
-------------------------------------------------
Money Market

INCOME: INCREASED INCOME
------------------------
U.S. Government Securities
Tax-Free Income
Minnesota Tax-Free Income
Florida Tax-Free Income Fund
Bond

GROWTH: LONG-TERM CAPITAL APPRECIATION AND INCOME
-------------------------------------------------
Balanced
Dividend Growth Fund
Large Cap Growth

HIGH GROWTH: LONG-TERM CAPITAL APPRECIATION
-------------------------------------------
Mid Cap Growth
International Growth
Small Cap Growth
Science and Technology Growth
Developing Markets Growth


Principal Stability & Current Income                    Growth Potential

A N N U A L   R E P O R T   S T O C K   F U N D S

Year Ended June 30, 2004

INVESTMENT ADVISER                      AUDITORS

Sit Investment Associates, Inc.         KPMG LLP
80 South Eighth Street, Suite 3300      90 South Seventh Street, Suite 4200
Minneapolis, MN 55402                   Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580                            LEGAL COUNSEL

DISTRIBUTOR                             Dorsey & Whitney LLP
                                        50 South Sixth Street, Suite 1500
SIA Securities Corp.                    Minneapolis, MN 55402
80 South Eighth Street, Suite 3300
Minneapolis, MN 55402                   INVESTMENT SUB-ADVISER
612-334-5888 (Metro Area)
800-332-5580                            (Developing Markets Growth Fund and
                                        International Growth Fund)
CUSTODIAN                               Sit/Kim International Associates, Inc.
                                        80 South Eighth Street, Suite 3300
The Northern Trust Company              Minneapolis, MN 55402
50 South LaSalle Street                 612-334-5888 (Metro Area)
Chicago, IL 60675                       800-332-5580

TRANSFER AGENT AND
DISBURSING AGENT

PFPC Inc.
P.O. Box 5166
Westboro, MA 01581-5166





















                        [LOGO] SIT INVESTMENT ASSOCIATES
                               -------------------------
                                   SIT MUTUAL FUNDS

Item 2: Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

The registrant's Board of Directors adopted an amendment to the Code of Ethics which requires the registrant's principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions, to report transactions in the registrant's shares quarterly. The amendment also prohibits such persons from purchasing or selling shares of the registrant's common stock for the purpose of arbitrage or market timing.

A copy of the registrant's code of ethics is available without charge upon request by calling the registrant at 612-344-5888 or 1-800-332-5580, or by mail at Sit Mutual Funds, 3300 IDS Center, 80 South Eighth Street, Minneapolis, MN 55402.

Item 3: Audit Committee Financial Expert.
The registrant's Board of Directors has determined that Mr. John E. Hulse, Mr. Sidney L. Jones, Mr. Bruce C. Lueck and Mr. Donald W. Phillips are audit committee financial experts serving on its audit committee. Mr. Hulse, Mr. Jones, Mr. Lueck and Mr. Phillips are independent for purposes of this item.

Item 4: Principal Accountant Fees and Services
(a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:

                                                          2004                                              2003
                                            -----------------------------------------    ---------------------------------------
                                             Audit      Audit      Tax        Other        Audit     Audit       Tax     Other
                                             Fees      Related     Fees        Fees         Fees   Related      Fees      Fees
                                             -----     --------    -----       ----         ----   --------     -----     ----
FISCAL YEAR ENDED JUNE 30
   Sit Mutual Funds, Inc.
     Sit International Growth
       Fund (series A)                       19,500          0     3,600       1,786       19,500         0     3,480         0
     Sit Balanced Fund (series B)            12,500          0     3,600       1,786       11,500         0     3,480         0
     Sit Developing Markets Growth
       Fund (series C)                       12,000          0     3,600       1,786       11,000         0     3,480         0
     Sit Small Cap Growth Fund
       (series D)                            15,500          0     3,600       1,786       15,000         0     3,480         0
     Sit Science and Technology
        Growth Fund (series E)               12,500          0     3,600       1,786       11,500         0     3,480         0
     Sit Dividend Growth Fund (series G)     12,000          0     3,600       1,786            0         0         0         0
                                             ------          -     -----       -----            -         -         -         -
        Total Sit Mutual Funds, Inc.         84,000          0    21,600      10,716       68,500         0    17,400         0

Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant's financial statements, and/or are traditionally performed by the auditor. Tax fees include amounts related to tax compliance, tax planning, and tax advice.

(e) (1) The Audit Committee is required to pre-approve audit and non-audit services performed for the registrant by the independent auditor in order to assure that the provision of such services does not impair the auditor's independence. The audit committee also is required to pre-approve certain non-audit services performed by the registrant's independent auditor for the registrant's investment adviser and certain of the adviser's affiliates if the services relate directly to the operations and financial reporting of the registrant. Services to be provided by the auditor must receive general pre-approval or specific pre-approval by the audit committee. Any proposed services exceeding pre-approved cost levels will require separate pre-approval by the audit committee.

The audit committee may delegate pre-approval authority to the audit committee chairman. The chairman shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee does not delegate its responsibility to pre-approve services performed by the independent auditor to management.

(2) Services included in (b) - (d) for which the auditors were engaged prior to the effective date of SEC rules relating to the pre-approval of non-audit services (May 6, 2003) were not approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. Services included in (b) - (d) for which the auditors were engaged after the effective date of SEC rules relating to the pre-approval of non-audit services were approved pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $108,200.00 and $121,300.00, respectively.

(h) The registrant's audit committee has determined that the provision of non-audit services rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is considered compatible with maintaining the principal accountant's independence.

Item 5: Audit Committee of Listed Registrants.
Not applicable to open-end investment companies.

Item 6:  Schedule of Investments.
The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 8: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable to open-end investment companies.

Item 9:  Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 10: Controls and Procedures -
(a) Based on their evaluation of the Registrant's Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant's Chairman and Treasurer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant's management, as appropriate, to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

Item 11: Exhibits:
(a) The following exhibits are attached to this Form N-CSR:

(2) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2) (certification required by Section 302 of the Sarbanes-Oxley Act of 2002).

(b) Certification required by Rule 30a-2(b) under the Act (certification required by Section 906 of the Sarbanes-Oxley Act of 2002).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SIT MUTUAL FUNDS, INC.
----------------------

By (Signature and Title)*               /s/ Paul E. Rasmussen
                                        ---------------------------------------
                                        Paul E. Rasmussen
                                        Vice President Treasurer


Date August 30, 2004
     ---------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SIT MUTUAL FUNDS, INC.
----------------------

By (Signature and Title)*               /s/ Eugene C. Sit
                                        ---------------------------------------
                                        Eugene C. Sit
                                        Chairman


Date August 30, 2004
     ---------------------------

Item 2:   Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

The registrant's Board of Directors adopted an amendment to the Code of Ethics which requires the registrant's principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions, to report transactions in the registrant's shares quarterly. The amendment also prohibits such persons from purchasing or selling shares of the registrant's common stock for the purpose of arbitrage or market timing.

A copy of the registrant's code of ethics is available without charge upon request by calling the registrant at 612-344-5888 or 1-800-332-5580, or by mail at Sit Mutual Funds, 3300 IDS Center, 80 South Eighth Street, Minneapolis, MN 55402.

Item 3:   Audit Committee Financial Expert.
The registrant's Board of Directors has determined that Mr. John E. Hulse, Mr. Sidney L. Jones, Mr. Bruce C. Lueck and Mr. Donald W. Phillips are audit committee financial experts serving on its audit committee. Mr. Hulse, Mr. Jones, Mr. Lueck and Mr. Phillips are independent for purposes of this item.

Item 4:   Principal Accountant Fees and Services -
(a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:

                                                Audit
                                     Audit    Related       Tax     Other
                                      Fees       Fees      Fees      Fees
                                      ----    -------      ----      ----
Fiscal year ended June 30, 2004     18,000          0     3,600     1,786
Fiscal year ended June 30, 2003     17,500          0     3,480         0

Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant's financial statements, and/or are traditionally performed by the auditor. Tax fees include amounts related to tax compliance, tax planning, and tax advice.

(e) (1) The Audit Committee is required to pre-approve audit and non-audit services performed for the registrant by the independent auditor in order to assure that the provision of such services does not impair the auditor's independence. The audit committee also is required to pre-approve certain non-audit services performed by the registrant's independent auditor for the registrant's investment adviser and certain of the adviser's affiliates if the services relate directly to the operations and financial reporting of the registrant. Services to be provided by the auditor must receive general pre-approval or specific pre-approval by the audit committee. Any proposed services exceeding pre-approved cost levels will require separate pre-approval by the audit committee.

The audit committee may delegate pre-approval authority to the audit committee chairman. The chairman shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee does not delegate its responsibility to pre-approve services performed by the independent auditor to management.

(2) Services included in (b) - (d) for which the auditors were engaged prior to the effective date of SEC rules relating to the pre-approval of non-audit services (May 6, 2003) were not approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. Services included in (b) - (d) for which the auditors were engaged after the effective date of SEC rules relating to the pre-approval of non-audit services were approved pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $108,200.00 and $121,300.00, respectively.

(h) The registrant's audit committee has determined that the provision of non-audit services rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is considered compatible with maintaining the principal accountant's independence.

Item 5: Audit Committee of Listed Registrants.
Not applicable to open-end investment companies.

Item 6: Schedule of Investments.
The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 8: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable to open-end investment companies.

Item 9: Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 10: Controls and Procedures -
(a) Based on their evaluation of the Registrant's Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant's Chairman and Treasurer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant's management, as appropriate, to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

Item 11: Exhibits:
(a) The following exhibits are attached to this Form N-CSR:

(2) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2) (certification required by Section 302 of the Sarbanes-Oxley Act of 2002).

(b) Certification required by Rule 30a-2(b) under the Act (certification required by Section 906 of the Sarbanes-Oxley Act of 2002).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


SIT LARGE CAP GROWTH FUND, INC.
-------------------------------

By (Signature and Title)*               /s/ Paul E. Rasmussen
                                        ---------------------------------------
                                        Paul E. Rasmussen
                                        Vice President Treasurer


Date August 30, 2004
     ---------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SIT LARGE CAP GROWTH FUND, INC.
-------------------------------

By (Signature and Title)*               /s/ Eugene C. Sit
                                        ---------------------------------------
                                        Eugene C. Sit
                                        Chairman


Date August 30, 2004
     ---------------------------

Item 2: Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

The registrant's Board of Directors adopted an amendment to the Code of Ethics which requires the registrant's principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions, to report transactions in the registrant's shares quarterly. The amendment also prohibits such persons from purchasing or selling shares of the registrant's common stock for the purpose of arbitrage or market timing.

A copy of the registrant's code of ethics is available without charge upon request by calling the registrant at 612-344-5888 or 1-800-332-5580, or by mail at Sit Mutual Funds, 3300 IDS Center, 80 South Eighth Street, Minneapolis, MN 55402.

Item 3: Audit Committee Financial Expert.
The registrant's Board of Directors has determined that Mr. John E. Hulse, Mr. Sidney L. Jones, Mr. Bruce C. Lueck and Mr. Donald W. Phillips are audit committee financial experts serving on its audit committee. Mr. Hulse, Mr. Jones, Mr. Lueck and Mr. Phillips are independent for purposes of this item.

Item 4: Principal Accountant Fees and Services
(a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:

                                                Audit
                                      Audit   Related        Tax        Other
                                       Fees      Fees       Fees         Fees
                                      -----   -------      -----        -----
Fiscal year ended June 30, 2004      21,000         0      3,600        1,786
Fiscal year ended June 30, 2003      21,000         0      3,480            0

Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant's financial statements, and/or are traditionally performed by the auditor. Tax fees include amounts related to tax compliance, tax planning, and tax advice.

(e) (1) The Audit Committee is required to pre-approve audit and non-audit services performed for the registrant by the independent auditor in order to assure that the provision of such services does not impair the auditor's independence. The audit committee also is required to pre-approve certain non-audit services performed by the registrant's independent auditor for the registrant's investment adviser and certain of the adviser's affiliates if the services relate directly to the operations and financial reporting of the registrant. Services to be provided by the auditor must receive general pre-approval or specific pre-approval by the audit committee. Any proposed services exceeding pre-approved cost levels will require separate pre-approval by the audit committee.

The audit committee may delegate pre-approval authority to the audit committee chairman. The chairman shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee does not delegate its responsibility to pre-approve services performed by the independent auditor to management.

(2) Services included in (b) - (d) for which the auditors were engaged prior to the effective date of SEC rules relating to the pre-approval of non-audit services (May 6, 2003) were not approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. Services included in (b) - (d) for which the auditors were engaged after the effective date of SEC rules relating to the pre-approval of non-audit services were approved pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $108,200.00 and $121,300.00, respectively.

(h) The registrant's audit committee has determined that the provision of non-audit services rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is considered compatible with maintaining the principal accountant's independence.

Item 5: Audit Committee of Listed Registrants.
Not applicable to open-end investment companies.

Item 6: Schedule of Investment.
The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 8: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable to open-end investment companies.

Item 9: Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 10: Controls and Procedures -
(a) Based on their evaluation of the Registrant's Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant's Chairman and Treasurer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant's management, as appropriate, to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

Item 11: Exhibits:
(a) The following exhibits are attached to this Form N-CSR:

(2) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2) (certification required by Section 302 of the Sarbanes-Oxley Act of 2002).

(b) Certification required by Rule 30a-2(b) under the Act (certification required by Section 906 of the Sarbanes-Oxley Act of 2002).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SIT MID CAP GROWTH FUND, INC.
-----------------------------

By (Signature and Title)*               /s/ Paul E. Rasmussen
                                        ---------------------------------------
                                        Paul E. Rasmussen
                                        Vice President Treasurer
Date August 30, 2004
     ---------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SIT MID CAP GROWTH FUND, INC.
-----------------------------

By (Signature and Title)*               /s/ Eugene C. Sit
                                        ---------------------------------------
                                        Eugene C. Sit
                                        Chairman


Date August 30, 2004
     ---------------------------